    GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, NEW YORK, NEW YORK 10005


Goldman
          Sachs Variable Insurance Trust








                             Annual Report
                             December 31, 1999
                                                [LOGO OF GOLDMAN SACHS]

                   GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND Shareholder Letter
 Dear Shareholders,
 The following is a report on the performance of the Goldman Sachs Variable Insurance Trust Growth and Income Fund. This annual report covers the year ended December 31, 1999.

                   Market Review

                   Over the year, restrained inflation, solid growth in corpo-rate profits and gains by a few leadership sectors drove U.S. indices to record levels. These index gains were driven primarily by the Technology and Telecommunications sectors. As was the case in 1998, the strong performance of these stocks continued to be fueled by investor excitement over the explosive growth of the Internet. In the broader market, however, more stocks fell than rose. The NASDAQ Composite Index, driven primarily by Technology stocks listed on the NASDAQ Stock Market, rose 48.2% in the last three months of the period, and an extraordinary 85.6% for the year ended December 31, 1999. According to Frank Rus-sell, the technology sector of the Russell 3000 (broad mar-ket stock index) rose 38.2% in the last three months of the year, and logged a 78.2% gain for the year. While two addi-tional sectors--basic materials and capital goods--also outperformed the Standard & Poor's (S&P) 500, several sec-tors fell sharply, such as transportation and utilities, both down 13%, and bank stocks, down between 10% and 15% on average.

                   Performance Review

                   For the year ended December 31, 1999, the Fund generated a 5.41% aggregate total return. Over the same time period, the Fund's benchmark, the S&P 500 Index (with dividends re-invested), generated an aggregate total return of 21.04%.

                   The Fund's underperformance versus its benchmark is due primarily to the general underperformance of the value style during the period. Although value surged during the second quarter of 1999, the growth-led market resumed its pace thereafter, erasing the strong performance of the sec-ond quarter.

                   More specific to the portfolio, several key factors de-tracted from performance, including a sizeable underweight in technology, adverse stock selection in financials, and overweight positions in tobacco, medical providers and electric utilities. We adjusted the Fund's portfolio in the fourth quarter to reflect a greater quality bias, to limit the bets against specific positions and industry weights in the benchmark, and to temper the deep value tilt in the portfolio. Although these steps began to impact relative portfolio performance positively in the last quarter of the year, they did not offset prior underperformance.

                   Investment Objective and Strategies

                   The Fund seeks long-term growth of capital and growth of income through a diversified portfolio of equity securities that the investment adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND
Shareholder Letter (continued)

                   Portfolio Composition

                   Top 10 Portfolio Holdings as of December 31, 1999*

                                                                  Percentage of
              Company                        Line of Business      Net Assets
              -------                        ----------------     -------------
              Microsoft Corp.                Computer Software         4.6%
              General Electric Co.           Financial Services        3.0
              Exxon Mobil Corp.              Energy Resources          2.7
              Intel Corp.                    Semiconductors            2.4
              International Business
               Machines, Inc.                Computer Software         2.0
              Wal-Mart Stores, Inc.          Department Store          1.8
              Royal Dutch Petroleum Co. ADR  Energy Resources          1.8
              Cisco Systems, Inc.            Computer Hardware         1.8
              Lucent Technologies, Inc.      Electrical Equipment      1.6
              Citigroup, Inc.                Banks                     1.5

                   * Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it in-vests. References to individual securities do not consti-tute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past perfor-mance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

                   Outlook

                   Most of 1999 was a difficult period for value. Though some of the Fund's holdings were punished in this environment, we remain confident in our long-term assessments of their businesses. We are also excited about the investment oppor-tunities that currently exist in the market and will con-tinue to search for businesses that we believe will generate value for the Fund over the long term.

                   Additionally, as part of our ongoing efforts to improve the Fund for the benefit of shareholders, we have, over the past year, implemented some changes. Most recently, these include:

                   . Adding two senior portfolio managers and, as a result,
                     substantial experience specific to large cap U.S. equi-ties.

                   . Implementing a value investment philosophy with a primary emphasis on company quality, as measured by management, strategy and long-term, sustainable advantages.

                   . Aligning portfolio structure with the goals of perfor-
                     mance that is competitive with the S&P 500 and in the top quartile versus VIT Growth and Income Fund competitors.

                   We thank you for your investment.

                   Goldman Sachs Value Portfolio Management Team

                   January 31, 2000

                   GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND Performance Summary
December 31, 1999
 The following graph shows the value as of December 31, 1999, of a $10,000 in-vestment made on January 12, 1998 (commencement of operations). For compara-tive purposes, the performance of the Fund's benchmark (the Standard and Poor's 500 Index ("S&P 500 Index")) is shown. This performance data repre-sents past performance and should not be considered indicative of future per-formance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

 Growth and Income Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested January 12, 1998 to December 31, 1999

[GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND'S LIFETIME
                   PERFORMANCE GRAPH APPEARS HERE]

                Growth and Income Fund      S&P 500 Index
1/12/98                 10,000                 10,000
1/31/98                 10,550                 10,572
2/98                    11,481                 11,334
3/98                    11,810                 11,915
4/98                    11,720                 12,035
5/98                    11,451                 11,828
6/98                    11,391                 12,308
7/98                    10,801                 12,176
9/98                     9,251                 10,416
9/98                     9,831                 11,083
10/98                   10,261                 11,984
11/98                   10,491                 12,711
12/98                   10,547                 13,444
1/99                    10,629                 14,006
2/99                    10,296                 13,570
3/99                    10,670                 14,113
4/99                    11,326                 14,659
5/99                    11,406                 14,313
6/99                    11,648                 15,108
7/99                    11,174                 14,636
8/99                    10,740                 14,563
9/99                    10,226                 14,164
10/99                   10,640                 15,061
11/99                   10,782                 15,366
12/99                   11,119                 16,272


                                                       Since Inception One year
  Average Annual Total Return through December 31,
  1999
  Growth and Income Fund (commenced January 12, 1998)            5.53%    5.41%
 ------------------------------------------------------------------------------

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND
Statement of Investments
December 31, 1999

   Shares  Description                               Value

  Common Stocks - 86.3%
  Airlines - 0.5%
     8,600 Southwest Airlines Co.               $  139,213
 ---------------------------------------------------------
  Alcohol - 0.9%
     1,500 Anheuser-Busch Cos., Inc.               106,313
     2,700 The Seagram Co. Ltd.                    121,331
                                                ----------
                                                   227,644
 ---------------------------------------------------------
  Banks - 5.8%
     7,600 Bank of America Corp.                   381,425
     7,100 Citigroup, Inc.                         394,494
     2,000 First Union Corp.                        65,625
     5,000 Mellon Financial Corp.                  170,313
     4,800 National City Corp.                     113,700
     2,200 The Chase Manhattan Corp.               170,912
     5,100 Wells Fargo Co.                         206,231
                                                ----------
                                                 1,502,700
 ---------------------------------------------------------
  Chemicals - 1.6%
     1,900 E.I. du Pont de Nemours & Co.           125,163
     2,300 Minnesota Mining &
           Manufacturing Co.                       225,112
       600 The Dow Chemical Co.                     80,175
                                                ----------
                                                   430,450
 ---------------------------------------------------------
  Clothing - 0.4%
     2,200 The Gap, Inc.                           101,200
 ---------------------------------------------------------
  Computer Hardware - 4.8%
     4,300 Cisco Systems, Inc.*                    460,637
     5,700 Compaq Computer Corp.                   154,256
     3,200 Dell Computer Corp.*                    163,200
     1,100 EMC Corp.*                              120,175
     1,800 Hewlett-Packard Co.                     205,088
     1,800 Sun Microsystems, Inc.*                 139,388
                                                ----------
                                                 1,242,744
 ---------------------------------------------------------
  Computer Software - 8.8%
     5,600 Computer Associates
           International, Inc.                     391,650
     4,900 International Business
           Machines, Inc.                          529,200
    10,200 Microsoft Corp.*                      1,190,850
     1,600 Oracle Corp.*                           179,300
                                                ----------
                                                 2,291,000
 ---------------------------------------------------------
  Defense/Aerospace - 0.2%
     1,700 Raytheon Co.*                            42,181
 ---------------------------------------------------------
  Department Store - 3.7%
     5,400 Federated Department Stores, Inc.*      273,037
     7,000 The May Department Stores Co.           225,750
     6,900 Wal-Mart Stores, Inc.                   476,962
                                                ----------
                                                   975,749
 ---------------------------------------------------------
  Drugs - 5.5%
     2,400 Bristol-Myers Squibb Co.                154,050
     2,400 Eli Lilly & Co.                         159,600
     4,300 Merck & Co., Inc.                       288,369
     4,500 Pfizer, Inc.                            145,969
     4,500 Pharmacia & Upjohn, Inc.                202,500
 ---------------------------------------------------------

   Shares  Description                             Value

  Common Stocks - (continued)
  Drugs - (continued)
     4,300 Schering-Plough Corp.              $  181,406
     3,500 Warner-Lambert Co.                    286,781
                                              ----------
                                               1,418,675
 -------------------------------------------------------
  Electrical Equipment - 3.6%
     5,400 Lucent Technologies, Inc.             403,987
     1,400 Motorola, Inc.                        206,150
     3,200 Nortel Networks Corp.                 323,200
                                              ----------
                                                 933,337
 -------------------------------------------------------
  Electrical Utilities - 3.0%
    10,000 Entergy Corp.                         257,500
     4,600 FPL Group, Inc.                       196,937
     5,000 PG&E Corp.                            102,500
     7,000 Unicom Corp.                          234,500
                                              ----------
                                                 791,437
 -------------------------------------------------------
  Energy Resources - 5.0%
     8,792 Exxon Mobil Corp.                     708,305
     5,700 Occidental Petroleum Corp.            123,263
     7,800 Royal Dutch Petroleum Co. ADR         471,412
                                              ----------
                                               1,302,980
 -------------------------------------------------------
  Environmental Services - 0.5%
     7,400 Waste Management, Inc.                127,188
 -------------------------------------------------------
  Financial Services - 5.0%
     6,500 Federal Home Loan Mortgage Corp.      305,906
     3,500 Federal National Mortgage Assoc.      218,531
     5,100 General Electric Co.                  789,225
                                              ----------
                                               1,313,662
 -------------------------------------------------------
  Food & Beverage - 2.8%
    13,620 Archer-Daniels-Midland Co.            165,993
     6,700 ConAgra, Inc.                         151,169
     2,000 H.J. Heinz Co.                         79,625
     3,700 PepsiCo, Inc.                         130,425
     3,300 The Coca-Cola Co.                     192,225
                                              ----------
                                                 719,437
 -------------------------------------------------------
  Forest - 0.9%
     4,000 International Paper Co.               225,750
 -------------------------------------------------------
  Grocery - 1.8%
     4,600 Safeway, Inc.*                        163,588
    12,700 The Kroger Co.*                       239,712
     1,100 Unilever NV                            59,881
                                              ----------
                                                 463,181
 -------------------------------------------------------
  Heavy Electrical - 0.8%
     3,400 Emerson Electric Co.                  195,075
 -------------------------------------------------------
  Home Products - 1.5%
     3,500 The Gillette Co.                      144,156
     2,300 The Procter & Gamble Co.              251,994
                                              ----------
                                                 396,150
 -------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

    Shares Description                                        Value

  Common Stocks - (continued)
  Industrial Parts - 0.8%
     1,500 Ingersoll-Rand Co.                            $   82,594
     1,700 Textron, Inc.                                    130,369
                                                         ----------
                                                            212,963
 ------------------------------------------------------------------
  Information Services - 1.6%
     3,000 America Online, Inc.*                            226,313
     1,600 Automatic Data Processing, Inc.                   86,200
     1,500 Electronic Data Systems Corp.                    100,406
                                                         ----------
                                                            412,919
 ------------------------------------------------------------------
  Leisure - 0.3%
     1,100 Eastman Kodak Co.                                 72,875
 ------------------------------------------------------------------
  Media - 3.2%
     4,400 CBS Corp.*                                       281,325
       900 Clear Channel Communications, Inc.*               80,325
     2,100 MediaOne Group, Inc.*                            161,306
     5,000 The Walt Disney Co.                              146,250
     2,100 Time Warner, Inc.                                152,119
                                                         ----------
                                                            821,325
 ------------------------------------------------------------------
  Medical Products - 1.9%
     2,800 Baxter International, Inc.                       175,875
     6,300 Becton, Dickinson & Co.                          168,525
     1,500 Johnson & Johnson                                139,687
                                                         ----------
                                                            484,087
 ------------------------------------------------------------------
  Medical Providers - 0.4%
     4,000 Columbia/HCA Healthcare Corp.                    117,250
 ------------------------------------------------------------------
  Mining - 0.4%
     1,200 Alcoa, Inc.*                                      99,600
 ------------------------------------------------------------------
  Motor Vehicle - 0.6%
     2,900 Ford Motor Co.                                   154,969
 ------------------------------------------------------------------
  Oil Refining - 0.7%
     1,400 Texaco, Inc.                                      76,038
     4,800 USX-Marathon Group                               118,500
                                                         ----------
                                                            194,538
 ------------------------------------------------------------------
  Property Insurance - 3.3%
     2,800 American International Group, Inc.               302,750
     4,500 The Hartford Financial Services Group, Inc.      213,188
     6,500 XL Capital Ltd.                                  337,187
                                                         ----------
                                                            853,125
 ------------------------------------------------------------------
  Publishing - 0.6%
     3,300 The New York Times Co.                           162,113
 ------------------------------------------------------------------
  Railroads - 0.8%
     8,800 Burlington Northern Santa Fe Corp.               213,400
 ------------------------------------------------------------------
  Restaurants - 0.4%
     2,700 Tricon Global Restaurants, Inc.*                 104,288
 ------------------------------------------------------------------
  Security/Asset Management - 0.7%
     1,200 Morgan Stanley Dean Witter & Co.                 171,300
 ------------------------------------------------------------------

    Shares Description                       Value

  Common Stocks - (continued)
  Semiconductors - 3.0%
     7,600 Intel Corp.                 $   625,575
     1,600 Texas Instruments, Inc.         155,000
                                       -----------
                                           780,575
 -------------------------------------------------
  Specialty Retail - 1.3%
     3,800 CVS Corp.                       151,763
     2,700 The Home Depot, Inc.            185,119
                                       -----------
                                           336,882
 -------------------------------------------------
  Telephone - 8.2%
     4,927 AT&T Corp.                      250,045
     3,700 Bell Atlantic Corp.             227,781
     6,000 BellSouth Corp.                 280,875
     4,200 GTE Corp.                       296,363
     5,100 MCI WorldCom, Inc.*             270,619
     6,784 SBC Communications, Inc.        330,720
     5,000 Sprint Corp.                    336,562
     1,800 U.S. West, Inc.                 129,600
                                       -----------
                                         2,122,565
 -------------------------------------------------
  Tobacco - 0.4%
     5,000 Philip Morris Cos., Inc.        115,938
 -------------------------------------------------
  Wireless - 0.6%
       700 ALLTEL Corp.                     57,881
       900 Sprint Corp. (PCS Group)*        92,250
                                       -----------
                                           150,131
 -------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $20,895,534 )                  $22,420,596
 -------------------------------------------------

  Principal  Interest    Maturity
    Amount     Rate        Date          Value

  Repurchase Agreements - 13.1%
  Joint Repurchase Agreement Ac-
  count II/\
  $3,400,000   3.16%    01/03/2000 $ 3,400,000
 ---------------------------------------------
  TOTAL REPURCHASE AGREEMENTS
  (Cost $3,400,000)                $ 3,400,000
 ---------------------------------------------
  TOTAL INVESTMENTS
  (Cost $24,295,534)               $25,820,596
 ---------------------------------------------

 *  Non-income producing security.
 /\ A portion of this security is segregated as collateral for initial margin requirements on future transactions.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 ------------------------------------------------------------------------------
 Investment Abbreviation:
 ADR--American Depository Receipt
 ------------------------------------------------------------------------------
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM U.S. EQUITY FUND
Shareholder Letter
 Dear Shareholders,
 We are pleased to report on the performance of the Goldman Sachs Variable In-surance Trust CORE SM U.S. Equity Fund. This annual report covers the year ended December 31, 1999.

                   Market Review

                   Over the year, restrained inflation, solid growth in corpo-rate profits and gains by a few leadership sectors drove U.S. indices to record levels. These index gains were driven primarily by the Technology and Telecommunications sectors. As was the case in 1998, the strong performance of these stocks continued to be fueled by investor excitement over the explosive growth of the Internet. In the broader market, however, more stocks fell than rose. The NASDAQ Composite Index, driven primarily by Technology stocks listed on the NASDAQ Stock Market, rose 48.2% in the last three months of the period, and an extraordinary 85.6% for the year ended December 31, 1999. According to Frank Rus-sell, the technology sector of the Russell 3000 (broad mar-ket stock index) rose 38.2% in the last three months of the year, and logged a 78.2% gain for the year. While two addi-tional sectors--basic materials and capital goods--also outperformed the Standard & Poor's (S&P) 500, several sec-tors fell sharply, such as transportation and utilities, both down 13%, and bank stocks, down between 10% and 15% on average.

                   Performance Review

                   For the year ended December 31, 1999, the Fund generated a 24.30% aggregate total return, outperforming the 21.04% ag-gregate total return of its benchmark, the S&P 500 Index (with dividends reinvested).

                   CORE's emphasis on Value and Momentum factors helped re-turns during the year. In general, the returns to Value were higher in the early part of the year, sagged in mid-year and staged a comeback at year-end. Momentum fared well most months of the year and surged in the last two months. However, there were two months in which Momentum detracted substantially from returns.

                   Investment Objective and Strategies

                   The Fund seeks long-term capital growth and dividend income through a broadly diversified portfolio of large-cap and blue chip equity securities representing all major sectors of the U.S. economy.

                   The portfolio employs a disciplined approach that combines fundamental investment research provided by Goldman, Sachs & Co.'s Global Investment Research Department and consensus opinions with quantitative analysis generated by the Asset Management Division's proprietary model. This quantitative system evaluates each stock using many different criteria, including valuation measures, growth expectations, earnings momentum and risk profile. It also objectively analyzes the impact of current economic conditions on different types of stocks to determine where the emphasis should be placed. While maintaining a profile close

                 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM U.S. EQUITY FUND
                   to that of the benchmark, those stocks ranked highly by both the quantitative model and the Goldman Sachs Global Investment Research Department are selected to have over-weight positions in the portfolio.

                   Portfolio Composition

                   Top 10 Portfolio Holdings as of December 31, 1999*

              Company               Line of Business   Percentage of Net Assets
              -------               ----------------   ------------------------
              General Electric Co.  Financial Services           4.1%
              Microsoft Corp.       Computer Software            3.9
              Cisco Systems, Inc.   Computer Hardware            3.0
              Citigroup, Inc.       Banks                        2.0
              Wal-Mart Stores,
               Inc.                 Department Store             2.0
              Merck & Co., Inc.     Drugs                        1.8
              AT&T Corp.            Telephone                    1.7
              The Procter & Gamble
               Co.                  Home Products                1.6
              Johnson & Johnson     Medical Products             1.5
              Intel Corp.           Semiconductors               1.5

                   * Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it in-vests. References to individual securities do not consti-tute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past perfor-mance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

                   Outlook

                   Although the market's returns were driven by relatively few stocks, and return dispersion (the difference between the best- and worst-performing stocks) remained high during the year, the Fund's investment process led to outperformance versus its benchmark, as it has done in the past. Going forward we continue to believe that cheaper stocks should outpace more expensive ones, good momentum stocks should do better than poor-momentum stocks, lower-risk stocks should perform better than higher-risk stocks, as should those fa-vored by research analysts. As such, we anticipate remain-ing fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.

                   We thank you for your investment and look forward to your continued confidence.

                   Goldman Sachs Quantitative Equity Management Team

                   January 31, 2000

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM U.S. EQUITY FUND
Performance Summary
December 31, 1999
 The following graph shows the value as of December 31, 1999, of a $10,000 in-vestment made on February 13, 1998 (commencement of operations). For compara-tive purposes, the performance of the Fund's benchmark (the Standard and Poor's 500 Index ("S&P 500 Index")) is shown. This performance data repre-sents past performance and should not be considered indicative of future per-formance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

 CORE U.S. Equity Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested February 13, 1998 to December 31, 1999

   [GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE U.S. EQUITY FUND'S LIFETIME
                        PERFORMANCE GRAPH APPEARS HERE]


                 CORE U.S. Equity Fund      S&P 500 Index
2/13/98                 10,000                 10,000
2/28/98                 10,300                 10,253
3/98                    10,880                 10,778
4/98                    11,070                 10,887
5/98                    10,890                 10,700
6/98                    11,260                 11,134
7/98                    10,980                 11,015
9/98                     9,130                  9,422
9/98                     9,420                 10,026
10/98                   10,170                 10,841
11/98                   10,820                 11,498
12/98                   11,473                 12,162
1/99                    12,116                 12,671
2/99                    11,753                 12,277
3/99                    12,235                 12,768
4/99                    12,586                 13,262
5/99                    12,345                 12,949
6/99                    13,048                 13,668
7/99                    12,737                 13,241
8/99                    12,646                 13,175
9/99                    12,345                 12,814
10/99                   13,139                 13,625
11/99                   13,431                 13,902
12/99                   14,259                 14,723


                                                 Since Inception One year
  Average Annual Total Return through December 31, 1999
  CORE U.S. Equity Fund (commenced February 13,
  1998)                                                   20.75%   24.30%
 ----------------------------------------------------------------------------

                 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM U.S. EQUITY FUND Statement of Investments
December 31, 1999

  Shares Description                                Value

  Common Stocks - 85.6%
  Airlines - 0.5%
   2,600 Delta Air Lines, Inc.                $   129,512
   1,400 UAL Corp.*                               108,588
                                              -----------
                                                  238,100
 ------------------------------------------------------------
  Alcohol - 0.1%
   1,700 The Seagram Co. Ltd.                      76,394
 ------------------------------------------------------------
  Apparel - 0.2%
   2,400 NIKE, Inc. Class B                       118,950
 ------------------------------------------------------------
  Banks - 5.5%
   5,100 AmSouth Bancorp.                          98,494
   9,631 Bank of America Corp.                    483,356
  18,900 Citigroup, Inc.                        1,050,131
     500 Fifth Third Bancorp                       36,688
   6,900 Firstar Corp.                            145,762
   1,800 FleetBoston Financial Corp.               62,662
   3,000 PNC Bank Corp.                           133,500
   1,500 SouthTrust Corp.                          56,719
   3,500 SunTrust Banks, Inc.                     240,844
     600 The Bank of New York Co., Inc.            24,000
   5,500 The Chase Manhattan Corp.                427,281
     600 U.S. Bancorp                              14,288
     800 UnionBanCal Corp.                         31,550
   1,000 Wells Fargo Co.                           40,437
                                              -----------
                                                2,845,712
 ------------------------------------------------------------
  Chemicals - 1.2%
   6,800 Air Products & Chemicals, Inc.           228,225
     600 Avery Dennison Corp.                      43,725
   2,700 The Dow Chemical Co.                     360,787
                                              -----------
                                                  632,737
 ------------------------------------------------------------
  Clothing - 0.9%
   3,100 Intimate Brands, Inc.                    133,687
   5,900 The Limited, Inc.                        255,544
   2,900 The TJX Cos., Inc.                        59,269
                                              -----------
                                                  448,500
 ------------------------------------------------------------
  Computer Hardware - 6.7%
   1,700 Apple Computer, Inc.*                    174,781
  14,400 Cisco Systems, Inc.*                   1,542,600
   2,100 Dell Computer Corp.*                     107,100
   2,000 EMC Corp.*                               218,500
   2,000 Gateway, Inc.*                           144,125
   3,900 Hewlett-Packard Co.                      444,356
   2,700 Lexmark International Group, Inc.*       244,350
   3,600 Pitney Bowes, Inc.                       173,925
   5,600 Sun Microsystems, Inc.*                  433,650
                                              -----------
                                                3,483,387
 ------------------------------------------------------------

  Shares Description                                       Value

  Common Stocks - (continued)
  Computer Software - 7.7%
   2,500 Adobe Systems, Inc.                         $   168,125
   1,800 Computer Associates International, Inc.         125,888
   7,200 International Business Machines, Inc.           777,600
  17,400 Microsoft Corp.*                              2,031,450
   4,950 Oracle Corp.*                                   554,709
   1,100 Unisys Corp.*                                    35,131
   2,250 VERITAS Software Corp.*                         322,031
                                                     -----------
                                                       4,014,934
 -------------------------------------------------------------------
  Consumer Durables - 0.5%
   4,100 Whirlpool Corp.                                 266,756
 -------------------------------------------------------------------
  Defense/Aerospace - 1.0%
   5,500 General Dynamics Corp.                          290,125
   2,425 Honeywell International, Inc.                   139,892
   1,400 Northrop Grumman Corp.                           75,688
                                                     -----------
                                                         505,705
 -------------------------------------------------------------------
  Department Store - 3.0%
   1,000 Costco Wholesale Corp.*                          91,250
   1,500 Dayton Hudson Corp.                             110,156
   6,900 Federated Department Stores, Inc.*              348,881
  14,900 Wal-Mart Stores, Inc.                         1,029,963
                                                     -----------
                                                       1,580,250
 -------------------------------------------------------------------
  Drugs - 5.0%
   1,000 Allergan, Inc.                                   49,750
   3,300 American Home Products Corp.                    130,144
   6,800 Amgen, Inc.*                                    408,425
   1,600 Biogen, Inc.*                                   135,200
   7,800 Bristol-Myers Squibb Co.                        500,662
  13,600 Merck & Co., Inc.                               912,050
   7,400 Pfizer, Inc.                                    240,038
   3,300 Pharmacia & Upjohn, Inc.                        148,500
   2,000 Schering-Plough Corp.                            84,375
                                                     -----------
                                                       2,609,144
 -------------------------------------------------------------------
  Electrical Equipment - 5.1%
   1,600 CIENA Corp.*                                     92,000
     800 Corning, Inc.                                   103,150
   2,200 Eaton Corp.                                     159,775
   1,700 Harris Corp.                                     45,369
     400 Johnson Controls, Inc.                           22,750
   8,600 Lucent Technologies, Inc.                       643,387
   2,000 Motorola, Inc.                                  294,500
   3,400 Nortel Networks Corp.                           343,400
   2,400 QUALCOMM, Inc.                                  422,700
   2,900 Qwest Communications International, Inc.*       124,700
   1,900 Scientific-Atlanta, Inc.                        105,688
   3,000 Solectron Corp.*                                285,375
                                                     -----------
                                                       2,642,794
 -------------------------------------------------------------------
  Electrical Utilities - 1.2%
     700 Dominion Resources, Inc.                         27,475
   3,000 Duke Energy Corp.                               150,375
 -------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM U.S. EQUITY FUND
Statement of Investments (continued)
December 31, 1999

  Shares Description                              Value

  Common Stocks - (continued)
  Electrical Utilities - (continued)
  10,500 Edison International               $   274,969
     600 Entergy Corp.                           15,450
   2,000 FPL Group, Inc.                         85,625
   1,600 Texas Utilities Co.                     56,900
   1,400 The Southern Co.                        32,900
                                            -----------
                                                643,694
 ----------------------------------------------------------
  Energy Resources - 3.7%
   3,100 Amerada Hess Corp.                     175,925
   2,500 Apache Corp.                            92,344
     400 Atlantic Richfield Co.                  34,600
   1,100 Chevron Corp.                           95,288
   2,500 Enron Corp.                            110,937
   8,956 Exxon Mobil Corp.                      721,518
  10,500 Royal Dutch Petroleum Co. ADR          634,593
     600 Vastar Resources, Inc.                  35,400
                                            -----------
                                              1,900,605
 ----------------------------------------------------------
  Entertainment - 0.6%
   2,600 Carnival Corp.                         124,312
   2,600 Metro-Goldwyn-Mayer, Inc.*              61,263
   2,600 Royal Caribbean Cruises Ltd.           128,212
                                            -----------
                                                313,787
 ----------------------------------------------------------
  Financial Services - 5.4%
     400 American Express Co.                    66,500
     890 Associates First Capital Corp.          24,420
   1,200 Federal Home Loan Mortgage Corp.        56,475
   5,100 Federal National Mortgage Assoc.       318,431
  13,700 General Electric Co.                 2,120,075
   2,400 Marsh & McLennan Cos., Inc.            229,650
                                            -----------
                                              2,815,551
 ----------------------------------------------------------
  Food & Beverage - 2.8%
   2,600 Bestfoods                              136,662
   7,200 ConAgra, Inc.                          162,450
   3,000 IBP, Inc.                               54,000
  11,900 Nabisco Group Holdings Corp.           126,437
   2,700 Nabisco Holdings Corp.                  85,388
   7,300 PepsiCo, Inc.                          257,325
   4,300 Supervalu, Inc.                         86,000
   6,000 The Coca-Cola Co.                      349,500
   7,600 The Pepsi Bottling Group, Inc.         125,875
   3,500 Tyson Foods, Inc.                       56,875
                                            -----------
                                              1,440,512
 ----------------------------------------------------------
  Forest - 1.2%
   4,800 Georgia-Pacific Group                  243,600
     400 Kimberly-Clark Corp.                    26,100
   4,900 Weyerhaeuser Co.                       351,881
                                            -----------
                                                621,581
 ----------------------------------------------------------

  Shares Description                                           Value

  Common Stocks - (continued)
  Gas Utilities - 0.3%
   3,400 El Paso Energy Corp.                           $    131,963
 -----------------------------------------------------------------------
  Gold - 0.5%
   2,000 Barrick Gold Corp.                                   35,375
   9,900 Freeport-McMoRan Copper & Gold, Inc. Class B        209,138
                                                        ------------
                                                             244,513
 -----------------------------------------------------------------------
  Grocery - 0.2%
     300 Albertson's, Inc.                                     9,675
   1,000 Safeway, Inc.*                                       35,563
   3,200 The Kroger Co.*                                      60,400
                                                        ------------
                                                             105,638
 -----------------------------------------------------------------------
  Heavy Electrical - 0.0%
     400 Emerson Electric Co.                                 22,950
 -----------------------------------------------------------------------
  Home Products - 2.3%
   2,800 Colgate-Palmolive Co.                               182,000
   4,200 Fortune Brands, Inc.                                138,863
   7,800 The Procter & Gamble Co.                            854,587
                                                        ------------
                                                           1,175,450
 -----------------------------------------------------------------------
  Industrial Parts - 1.3%
   1,400 Caterpillar, Inc.                                    65,888
   1,100 Ingersoll-Rand Co.                                   60,569
   2,900 Parker-Hannifin Corp.                               148,806
   8,550 Tyco International Ltd.                             332,381
   1,200 United Technologies Corp.                            78,000
                                                        ------------
                                                             685,644
 -----------------------------------------------------------------------
  Industrial Services - 0.1%
   1,000 The Hertz Corp.                                      50,125
 -----------------------------------------------------------------------
  Information Services - 2.9%
   8,300 America Online, Inc.*                               626,131
   2,400 Automatic Data Processing, Inc.                     129,300
   1,000 DST Systems, Inc.*                                   76,313
   1,600 Electronic Data Systems Corp.                       107,100
   1,900 First Data Corp.                                     93,694
   1,000 Yahoo!, Inc.*                                       432,687
     700 Young & Rubicam, Inc.                                49,525
                                                        ------------
                                                           1,514,750
 -----------------------------------------------------------------------
  Leisure - 1.1%
   4,900 Eastman Kodak Co.                                   324,625
   3,800 Harley-Davidson, Inc.                               243,437
   1,200 Hasbro, Inc.                                         22,875
                                                        ------------
                                                             590,937
 -----------------------------------------------------------------------
  Life Insurance - 0.5%
   2,500 Aetna, Inc.                                         139,532
   1,500 AFLAC, Inc.                                          70,781
     400 American General Corp.                               30,350
     900 Hartford Life, Inc.                                  39,600
                                                        ------------
                                                             280,263
 -----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM U.S. EQUITY FUND

  Shares Description                                        Value

  Common Stocks - (continued)
  Media - 2.3%
   6,500 AT&T Corp.-Liberty Media Group*               $  368,875
     700 Clear Channel Communications, Inc.*               62,475
   3,800 Cox Communications, Inc.*                        195,700
   1,200 General Motors Corp. Class H*                    115,200
   2,600 Infinity Broadcasting Corp.*                      94,087
   3,900 MediaOne Group, Inc.*                            299,569
     500 Time Warner, Inc.                                 36,219
                                                       ----------
                                                        1,172,125
 --------------------------------------------------------------------
  Medical Products - 2.1%
   2,800 Abbott Laboratories                              101,675
     300 Bausch & Lomb, Inc.                               20,531
   3,000 Baxter International, Inc.                       188,438
   8,600 Johnson & Johnson                                800,875
                                                       ----------
                                                        1,111,519
 --------------------------------------------------------------------
  Medical Providers - 0.7%
   3,300 Columbia/HCA Healthcare Corp.                     96,731
   4,600 United HealthCare Corp.                          244,375
                                                       ----------
                                                          341,106
 --------------------------------------------------------------------
  Mining - 0.2%
   1,300 Alcoa, Inc.                                      107,900
 --------------------------------------------------------------------
  Motor Vehicle - 0.6%
   5,500 Ford Motor Co.                                   293,906
     500 General Motors Corp.                              36,344
                                                       ----------
                                                          330,250
 --------------------------------------------------------------------
  Oil Refining - 0.0%
     300 Texaco, Inc.                                      16,294
 --------------------------------------------------------------------
  Oil Services - 0.3%
   2,500 Schlumberger Ltd.                                140,625
     485 Transocean Sedco Forex, Inc.                      16,338
                                                       ----------
                                                          156,963
 --------------------------------------------------------------------
  Property Insurance - 2.4%
   6,043 American International Group, Inc.               653,399
   4,300 Loews Corp.                                      260,956
   1,400 MGIC Investment Corp.                             84,263
   1,800 The Allstate Corp.                                43,200
   1,400 The Hartford Financial Services Group, Inc.       66,325
   3,600 Travelers Property Casualty Corp.                123,300
                                                       ----------
                                                        1,231,443
 --------------------------------------------------------------------
  Publishing - 0.3%
   2,100 Dow Jones & Co., Inc.                            142,800
 --------------------------------------------------------------------
  Railroads - 0.1%
   2,200 Burlington Northern Santa Fe Corp.                53,350
 --------------------------------------------------------------------
  Security/Asset Management - 2.2%
   3,500 AXA Financial, Inc.                              118,563
   2,700 Lehman Brothers Holdings, Inc.                   228,656
   5,600 Merrill Lynch & Co., Inc.                        467,600
 --------------------------------------------------------------------

  Shares Description                                    Value

  Common Stocks - (continued)
  Security/Asset Management - (continued)
   1,500 Morgan Stanley Dean Witter & Co.         $   214,125
   3,000 The Charles Schwab Corp.                     115,125
                                                  -----------
                                                    1,144,069
 ----------------------------------------------------------------
  Semiconductors - 4.4%
   1,500 Applied Materials, Inc.*                     190,031
   1,100 Applied Micro Circuits Corp.*                139,975
   3,800 Conexant Systems, Inc.*                      252,225
     900 E-Tek Dynamics, Inc.*                        121,163
   2,600 Integrated Device Technology, Inc.*           75,400
   9,700 Intel Corp.                                  798,431
   2,200 JDS Uniphase Corp.*                          354,887
     500 Linear Technology Corp.                       35,781
     800 LSI Logic Corp.*                              54,000
   2,500 Texas Instruments, Inc.                      242,188
   1,000 Xilinx, Inc.*                                 45,469
                                                  -----------
                                                    2,309,550
 ----------------------------------------------------------------
  Specialty Retail - 1.6%
   6,200 Circuit City Stores-Circuit City Group       279,387
   1,200 Tandy Corp.                                   59,025
   6,300 The Home Depot, Inc.                         431,944
     600 Tiffany & Co.                                 53,550
                                                  -----------
                                                      823,906
 ----------------------------------------------------------------
  Telephone - 5.7%
  16,965 AT&T Corp.                                   860,974
   3,100 BCE, Inc.                                    279,581
   2,200 Bell Atlantic Corp.                          135,438
   2,500 BellSouth Corp.                              117,031
  14,850 MCI WorldCom, Inc.*                          787,978
  12,222 SBC Communications, Inc.                     595,822
   2,700 Sprint Corp.                                 181,744
                                                  -----------
                                                    2,958,568
 ----------------------------------------------------------------
  Tobacco - 0.1%
   2,100 Philip Morris Cos., Inc.                      48,694
 ----------------------------------------------------------------
  Wireless - 1.1%
     300 ALLTEL Corp.                                  24,806
   1,100 Nextel Communications, Inc.*                 113,438
   2,000 Telephone & Data Systems, Inc.               252,000
   2,000 United States Cellular Corp.*                201,875
                                                  -----------
                                                      592,119
 ----------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $39,158,682)                              $44,541,982
 ----------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM U.S. EQUITY FUND
Statement of Investments (continued)
December 31, 1999
The accompanying notes are an integral part of these financial statements.

  Principal             Interest                       Maturity
    Amount                Rate                           Date                              Value
  Repurchase Agreement - 11.7%
  Joint Repurchase Agreement Account II
  $6,100,000                3.16%                     01/03/2000                     $ 6,100,000
 -----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $6,100,000)                                                                  $ 6,100,000
 -----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $45,258,682)                                                                 $50,641,982
 -----------------------------------------------------------------------------------------------

 *  Non-income producing security.
 /\ A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 ------------------------------------------------------------------------------
 Investment Abbreviations:
 ADR--American Depository Receipt
 ------------------------------------------------------------------------------

            GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP GROWTH FUND Shareholder Letter
 Dear Shareholders,
 We are pleased to report on the performance of the Goldman Sachs Variable In-surance Trust CORE SM Large Cap Growth Fund. This annual report covers the year ended December 31, 1999.

                   Market Review

                   Over the year, restrained inflation, solid growth in corpo-rate profits and gains by a few leadership sectors drove U.S. indices to record levels. These index gains were driven primarily by the Technology and Telecommunications sectors. As was the case in 1998, the strong performance of these stocks continued to be fueled by investor excitement over the explosive growth of the Internet. In the broader market, however, more stocks fell than rose. The NASDAQ Composite Index, driven primarily by Technology stocks listed on the NASDAQ Stock Market, rose 48.2% in the last three months of the period, and an extraordinary 85.6% for the year ended December 31, 1999. According to Frank Rus-sell, the technology sector of the Russell 3000 (broad mar-ket stock index) rose 38.2% in the last three months of the year, and logged a 78.2% gain for the year. While two addi-tional sectors--basic materials and capital goods--also outperformed the Standard and Poor's 500, several sectors fell sharply, such as transportation and utilities, both down 13%, and bank stocks, down between 10% and 15% on av-erage.

                   Performance Review

                   For the year ended December 31, 1999, the Fund generated a 35.42% aggregate total return, outperforming the 33.15% ag-gregate total return generated by its benchmark, the Rus-sell 1000 Growth Index.

                   CORE's emphasis on Value and Momentum factors helped re-turns during the year. In general, for Russell 1000 Growth companies, the returns to Value were higher in the early part of the year, and detracted from return in the latter part. Momentum, in contrast, fared well most months of the year and surged in the last four months. However, there were two months in which Momentum detracted substantially from returns.

                   Investment Objective and Strategies

                   The Fund seeks long-term capital growth, primarily through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

                   The portfolio employs a disciplined approach that combines fundamental investment research provided by Goldman, Sachs & Co.'s Global Investment Research Department and consensus opinions with quantitative analysis generated by the Asset Management Division's proprietary model. This quantitative system evaluates each stock using many different criteria, including valuation measures, growth expectations, earnings momentum and risk profile. It also objectively analyzes the impact of current economic conditions on different types of

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP GROWTH FUND Shareholder Letter (continued)
                   stocks to determine where the emphasis should be placed. The portfolio construction process evaluates stocks based on their overall expected return and their contribution to portfolio risk. The final portfolio is the one that has the highest expected return for the targeted amount of risk.

                   Portfolio Composition

                   Top 10 Portfolio Holdings as of December 31, 1999*

                                                                 Percentage of
              Company                     Line of Business        Net Assets
              -------                     ----------------       -------------
              Microsoft Corp.             Computer Software           6.1%
              General Electric Co.        Financial Services          5.8
              Cisco Systems, Inc.         Computer Hardware           5.3
              Intel Corp.                 Semiconductors              3.2
              The Procter & Gamble Co.    Home Products               2.7
              International Business
               Machines, Inc.             Computer Software           2.6
              America Online, Inc.        Information Services        2.3
              Lucent Technologies, Inc.   Electrical Equipment        2.3
              Johnson & Johnson           Medical Products            2.2
              Sun Microsystems, Inc.      Computer Hardware           2.2

                   * Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it in-vests. References to individual securities do not consti-tute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past perfor-mance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

                   Outlook

                   Although the market's returns were driven by relatively few stocks, and return dispersion (the difference between the best- and worst-performing stocks) remained high during the year, the Fund's investment process led to outperformance versus its benchmark, as it has done in the past. Going forward we continue to believe that cheaper stocks should outpace more expensive ones, good momentum stocks should do better than poor-momentum stocks, lower-risk stocks should perform better than higher-risk stocks, as should those fa-vored by research analysts. As such, we anticipate remain-ing fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.

                   We thank you for your investment and look forward to your continued confidence.

                   Goldman Sachs Quantitative Equity Management Team

                   January 31, 2000

            GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP GROWTH FUND Performance Summary
December 31, 1999
 The following graph shows the value as of December 31, 1999, of a $10,000 in-vestment made on February 13, 1998 (commencement of operations). For compara-tive purposes, the performance of the Fund's benchmark (Russell 1000 Growth Index) is shown. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctu-ate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

 CORE Large Cap Growth Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested February 13, 1998 to December 31, 1999


   [GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE LARGE
CAP GROWTH FUND'S LIFETIME PERFORMANCE GRAPH APPEARS HERE]


                    CORE Large Cap          Russell 1000
                      Growth Fund           Growth Index
2/13/98                 10,000                 10,000
2/28/98                 10,330                 10,271
3/98                    10,830                 10,681
4/98                    11,050                 10,828
5/98                    10,750                 10,521
6/98                    11,260                 11,166
7/98                    11,000                 11,092
9/98                     9,059                  9,427
9/98                     9,449                 10,151
10/98                    9,939                 10,967
11/98                   10,749                 11,802
12/98                   11,699                 12,866
1/99                    12,371                 13,622
2/99                    11,791                 12,999
3/99                    12,513                 13,684
4/99                    12,644                 13,702
5/99                    12,334                 13,281
6/99                    13,167                 14,211
7/99                    12,827                 13,759
8/99                    13,067                 13,983
9/99                    12,808                 13,690
10/99                   13,551                 14,723
11/99                   14,304                 15,517
12/99                   15,856                 17,130


  Since Inception One year
  Average Annual Total Return through December 31, 1999

  CORE Large Cap Growth Fund (commenced February 13, 1998)  27.69% 35.42%
 ------------------------------------------------------------------------

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP GROWTH FUND Statement of Investments
December 31, 1999

  Shares Description                                  Value

  Common Stocks - 94.1%
  Alcohol - 0.3%
     700 Anheuser-Busch Cos., Inc.               $   49,613
     800 The Seagram Co. Ltd.                        35,950
                                                 ----------
                                                     85,563
 --------------------------------------------------------------
  Apparel - 0.6%
   2,900 NIKE, Inc. Class B                         143,731
 --------------------------------------------------------------
  Banks - 0.6%
   2,250 Citigroup, Inc.                            125,016
   1,200 Firstar Corp.                               25,350
                                                 ----------
                                                    150,366
 --------------------------------------------------------------
  Chemicals - 0.7%
   1,200 The Dow Chemical Co.                       160,350
 --------------------------------------------------------------
  Clothing - 0.4%
   1,600 Intimate Brands, Inc.                       69,000
   1,100 Ross Stores, Inc.                           19,731
                                                 ----------
                                                     88,731
 --------------------------------------------------------------
  Computer Hardware - 11.2%
     400 Apple Computer, Inc.*                       41,125
  12,100 Cisco Systems, Inc.*                     1,296,212
   1,900 Dell Computer Corp.*                        96,900
   2,100 EMC Corp.*                                 229,425
   2,400 Hewlett-Packard Co.                        273,450
   2,800 Lexmark International Group, Inc.*         253,400
   6,800 Sun Microsystems, Inc.*                    526,575
                                                 ----------
                                                  2,717,087
 --------------------------------------------------------------
  Computer Software - 12.0%
     900 Adobe Systems, Inc.                         60,525
     100 CheckFree Holdings Corp.*                   10,450
     200 Inktomi Corp.*                              17,750
   5,800 International Business Machines, Inc.      626,400
     500 Intuit, Inc.*                               29,969
     100 Macromedia, Inc.*                            7,312
  12,700 Microsoft Corp.*                         1,482,725
     200 Networks Associates, Inc.*                   5,338
   1,600 Novell, Inc.*                               63,900
   3,250 Oracle Corp.*                              364,203
     100 RealNetworks, Inc.*                         12,031
     200 Sterling Commerce, Inc.*                     6,813
     400 Synopsys, Inc.*                             26,700
   1,000 Unisys Corp.*                               31,937
     300 USWeb Corp.*                                13,331
   1,200 VERITAS Software Corp.*                    171,750
                                                 ----------
                                                  2,931,134
 --------------------------------------------------------------
  Consumer Durables - 0.4%
   1,600 Whirlpool Corp.                            104,100
 --------------------------------------------------------------

  Shares Description                               Value

  Common Stocks  -  (continued)
  Department Store - 2.7%
   1,800 Dayton Hudson Corp.                  $  132,188
   2,900 Federated Department Stores, Inc.*      146,631
   5,400 Wal-Mart Stores, Inc.                   373,275
                                              ----------
                                                 652,094
 -----------------------------------------------------------
  Drugs - 9.2%
   1,600 Allergan, Inc.                           79,600
     600 American Home Products Corp.             23,663
   7,800 Amgen, Inc.*                            468,487
   1,400 Biogen, Inc.*                           118,300
   8,000 Bristol-Myers Squibb Co.                513,500
   1,300 Chiron Corp.*                            55,088
     600 Eli Lilly & Co.                          39,900
     900 Genzyme Corp.*                           40,500
   7,400 Merck & Co., Inc.                       496,262
   6,000 Pfizer, Inc.                            194,625
   1,600 Pharmacia & Upjohn, Inc.                 72,000
   2,300 Schering-Plough Corp.                    97,031
     500 Warner-Lambert Co.                       40,969
                                              ----------
                                               2,239,925
 -----------------------------------------------------------
  Electrical Equipment - 9.1%
     800 AVX Corp.                                39,950
   1,200 CIENA Corp.*                             69,000
     200 Comverse Technology, Inc.*               28,950
     900 Level 3 Communications, Inc.*            73,688
   7,400 Lucent Technologies, Inc.               553,612
   1,100 Motorola, Inc.                          161,975
   2,500 Nortel Networks Corp.                   252,500
   2,800 QUALCOMM, Inc.                          493,150
   2,300 Qwest Communications
         International, Inc.*                     98,900
   2,100 Scientific-Atlanta, Inc.                116,813
   3,100 Solectron Corp.*                        294,887
     700 Waters Corp.*                            37,100
                                              ----------
                                               2,220,525
 -----------------------------------------------------------
  Electrical Utilities - 0.2%
     800 Calpine Corp.*                           51,200
 -----------------------------------------------------------
  Energy Resources - 0.0%
     300 Apache Corp.                             11,081
 -----------------------------------------------------------
  Entertainment - 0.6%
     800 Carnival Corp.                           38,250
     600 Royal Caribbean Cruises Ltd.             29,588
   1,400 Viacom, Inc. Class B*                    84,612
                                              ----------
                                                 152,450
 -----------------------------------------------------------
  Environmental Services - 0.2%
   3,000 Republic Services, Inc.                  43,125
     900 Waste Management, Inc.                   15,469
                                              ----------
                                                  58,594
 -----------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP GROWTH FUND

  Shares Description                            Value

  Common Stocks - (continued)
  Financial Services - 6.3%
   9,200 General Electric Co.              $1,423,700
     400 Marsh & McLennan Cos., Inc.           38,275
     900 Providian Financial Corp.             81,956
                                           ----------
                                            1,543,931
 --------------------------------------------------------
  Food & Beverage - 2.6%
     600 Coca-Cola Enterprises, Inc.           12,075
   3,900 ConAgra, Inc.                         87,994
   1,200 H.J. Heinz Co.                        47,775
   3,900 IBP, Inc.                             70,200
   8,500 Nabisco Group Holdings Corp.          90,312
     400 Nabisco Holdings Corp.                12,650
   1,900 PepsiCo, Inc.                         66,975
   3,700 The Coca-Cola Co.                    215,525
   2,000 U.S. Foodservice, Inc.*               33,500
                                           ----------
                                              637,006
 --------------------------------------------------------
  Forest - 0.6%
   2,900 Georgia-Pacific Group                147,175
 --------------------------------------------------------
  Grocery - 0.8%
   1,600 Safeway, Inc.*                        56,900
   1,600 The Kroger Co.*                       30,200
   1,875 Unilever NV                          102,070
                                           ----------
                                              189,170
 --------------------------------------------------------
  Heavy Electrical - 0.1%
     600 Emerson Electric Co.                  34,425
 --------------------------------------------------------
  Home Products - 2.8%
     600 Fortune Brands, Inc.                  19,837
   6,000 The Procter & Gamble Co.             657,375
                                           ----------
                                              677,212
 --------------------------------------------------------
  Hotels - 0.3%
   2,500 Marriott International, Inc.          78,906
 --------------------------------------------------------
  Industrial Parts - 0.6%
   1,400 Pall Corp.                            30,188
   2,600 Tyco International Ltd.              101,075
     200 United Technologies Corp.             13,000
                                           ----------
                                              144,263
 --------------------------------------------------------
  Industrial Services - 1.0%
     400 Cintas Corp.                          21,250
   4,200 The Hertz Corp.                      210,525
                                           ----------
                                              231,775
 --------------------------------------------------------
  Information Services - 5.4%
   7,400 America Online, Inc.*                558,237
     500 At Home Corp.*                        21,438
   1,800 Automatic Data Processing, Inc.       96,975
     300 CMGI, Inc.*                           83,062
     200 CNET, Inc.*                           11,350
     300 Computer Sciences Corp.*              28,388
     100 DoubleClick, Inc.*                    25,306
 --------------------------------------------------------

  Shares Description                               Value

  Common Stocks - (continued)
  Information Services - (continued)
     100 eBay, Inc.*                          $   12,519
     600 Electronic Data Systems Corp.            40,162
     600 Exodus Communications, Inc.*             53,287
     400 First Data Corp.                         19,725
     115 go.com*                                   2,738
     100 InfoSpace.com, Inc.*                     21,400
     200 Lycos, Inc.*                             15,913
     100 Network Solutions, Inc.*                 21,756
     100 Priceline.com, Inc.*                      4,738
     100 PSINet, Inc.*                             6,175
     100 TMP Worldwide, Inc.*                     14,200
   1,200 Valassis Communications, Inc.*           50,700
     200 Verio, Inc.*                              9,238
     200 VeriSign, Inc.*                          38,188
     400 Yahoo!, Inc.*                           173,075
                                              ----------
                                               1,308,570
 -----------------------------------------------------------
  Leisure - 0.9%
   3,200 Eastman Kodak Co.                       212,000
     500 Hasbro, Inc.                              9,531
                                              ----------
                                                 221,531
 -----------------------------------------------------------
  Media - 2.4%
   2,700 AT&T Corp.-Liberty Media Group*         153,225
   1,700 Comcast Corp.                            85,956
     900 Fox Entertainment Group, Inc.*           22,444
   2,500 General Motors Corp. Class H*           240,000
     200 RCN Corp.*                                9,700
     700 Time Warner, Inc.                        50,706
     400 Tribune Co.                              22,025
                                              ----------
                                                 584,056
 -----------------------------------------------------------
  Medical Products - 3.4%
   2,800 Abbott Laboratories                     101,675
   2,400 Baxter International, Inc.              150,750
   5,700 Johnson & Johnson                       530,812
   1,200 Medtronic, Inc.                          43,725
                                              ----------
                                                 826,962
 -----------------------------------------------------------
  Medical Providers - 0.6%
   1,800 United HealthCare Corp.                  95,625
     600 Wellpoint Health Networks, Inc.*         39,563
                                              ----------
                                                 135,188
 -----------------------------------------------------------
  Oil Services - 0.5%
   1,572 Schlumberger Ltd.                        88,425
   1,005 Transocean Sedco Forex, Inc.             33,855
                                              ----------
                                                 122,280
 -----------------------------------------------------------
  Property Insurance - 0.9%
   1,376 American International Group, Inc.      148,780
     600 The PMI Group, Inc.                      29,288
   1,100 Travelers Property Casualty Corp.        37,675
                                              ----------
                                                 215,743
 -----------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP GROWTH FUND Statement of Investments (continued)
December 31,1999

  Shares Description                                   Value

  Common Stocks - (continued)
  Publishing - 0.2%
   1,000 The New York Times Co.                   $   49,125
 ---------------------------------------------------------------
  Restaurants - 0.2%
   1,100 Tricon Global Restaurants, Inc.*             42,488
 ---------------------------------------------------------------
  Security/Asset Management - 2.1%
   2,200 A.G. Edwards, Inc.                           70,537
     100 Ameritrade Holding Corp.*                     2,169
     500 E*TRADE Group, Inc.*                         13,063
     400 Legg Mason, Inc.                             14,500
     500 Lehman Brothers Holdings, Inc.               42,344
   2,400 Merrill Lynch & Co., Inc.                   200,400
     200 Morgan Stanley Dean Witter & Co.             28,550
     700 Paine Webber Group, Inc.                     27,169
     800 The Bear Stearns Cos., Inc.                  34,200
   2,100 The Charles Schwab Corp.                     80,587
                                                  ----------
                                                     513,519
 ---------------------------------------------------------------
  Semiconductors - 6.8%
     800 Altera Corp.*                                39,650
     900 Analog Devices, Inc.*                        83,700
     300 Applied Materials, Inc.*                     38,006
     200 Broadcom Corp.*                              54,475
     300 Conexant Systems, Inc.*                      19,913
   1,100 Integrated Device Technology, Inc.*          31,900
   9,400 Intel Corp.                                 773,737
   1,200 JDS Uniphase Corp.*                         193,575
     900 LSI Logic Corp.*                             60,750
   2,100 Texas Instruments, Inc.                     203,437
     700 Vishay Intertechnology, Inc.*                22,138
   3,000 Xilinx, Inc.*                               136,406
                                                  ----------
                                                   1,657,687
 ---------------------------------------------------------------
  Specialty Retail - 3.8%
     500 Amazon.com, Inc.*                            38,063
   1,900 Barnes & Noble, Inc.*                        39,187
     800 BJ's Wholesale Club, Inc.*                   29,200
   2,700 Circuit City Stores-Circuit City Group      121,669
   1,500 CVS Corp.                                    59,906
     600 Lands' End, Inc.*                            20,850
     600 Lowe's Cos., Inc.                            35,850
   1,300 Tandy Corp.                                  63,944
   5,700 The Home Depot, Inc.                        390,806
   1,300 Tiffany & Co.                               116,025
                                                  ----------
                                                     915,500
 ---------------------------------------------------------------
  Telephone - 2.7%
   1,800 AT&T Corp.                                   91,350
   1,600 CenturyTel, Inc.                             75,800
     200 Covad Communications Group, Inc.*            11,188
   1,000 GTE Corp.                                    70,562
   5,586 MCI WorldCom, Inc.*                         296,407
     300 NEXTLINK Communications, Inc.*               24,919
 ---------------------------------------------------------------

  Shares Description                           Value

  Common Stocks - (continued)
  Telephone - (continued)
     100 Rhythms NetConnections, Inc.*   $     3,100
   1,400 SBC Communications, Inc.             68,250
     200 Sprint Corp.                         13,462
                                         -----------
                                             655,038
 -------------------------------------------------------
  Tobacco - 0.3%
   3,400 Philip Morris Cos., Inc.             78,838
 -------------------------------------------------------
  Wireless - 0.3%
     800 ALLTEL Corp.                         66,150
 -------------------------------------------------------
  Miscellaneous - 0.3%
     500 SPDR Trust ADR Series 1              73,438
 -------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $16,881,525)                     $22,916,907
 -------------------------------------------------------

  Principal             Interest                      Maturity
   Amount                 Rate                          Date                              Value
  Repurchase Agreement - 4.9%
  Joint Repurchase Agreement Account II +
  1,200,000                3.16%                     01/03/2000                     $ 1,200,000
 ----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $1,200,000)                                                                 $ 1,200,000
 ----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $18,081,525)                                                                $24,116,907
 ----------------------------------------------------------------------------------------------

 *  Non-income producing security.
 + A portion of this security is segregated as collateral for initial margin requirements on future transactions.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 ------------------------------------------------------------------------------
 Investment Abbreviations:
 ADR--American Depository Receipt
 ------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

             GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP VALUE FUND Shareholder Letter
 Dear Shareholders,
 We are pleased to report on the performance of the Goldman Sachs Variable In-surance Trust CORE SM Large Cap Value Fund. This annual report covers the pe-riod from April 1, 1999, when the Fund began operations, through December 31, 1999.

                   Market Review

                   Over the year, restrained inflation, solid growth in corpo-rate profits and gains by a few leadership sectors drove U.S. indices to record levels. These index gains were driven primarily by the Technology and Telecommunications sectors. As was the case in 1998, the strong performance of these stocks continued to be fueled by investor excitement over the explosive growth of the Internet. In the broader market, however, more stocks fell than rose. The NASDAQ Composite Index, driven primarily by Technology stocks listed on the NASDAQ Stock Market, rose 48.2% in the last three months of the period, and an extraordinary 85.6% for the year ended December 31, 1999. According to Frank Rus-sell, the technology sector of the Russell 3000 (broad mar-ket stock index) rose 38.2% in the last three months of the year, and logged a 78.2% gain for the year. While two addi-tional sectors--basic materials and capital goods--also outperformed the Standard & Poor's 500, several sectors fell sharply, such as transportation and utilities, both down 13%, and bank stocks, down between 10% and 15% on av-erage.

                   Performance Review

                   From April 1, 1999 through December 31, 1999, the Fund gen-erated a 8.99% cumulative total return. This compares to a 5.82% cumulative total return of its benchmark, the Russell 1000 Value Index.

                   Since the inception of the Fund, both value and momentum factors contributed quite positively to returns. Momentum fared well during most of the nine-month period, with the exception of the first month. Value, in contrast, helped returns early on, hurt returns mid-period, then surged in the last two months.

                   Investment Objective and Strategies

                   The Fund seeks long-term growth of capital and dividend in-come primarily through a broadly diversified portfolio of large-cap equity securities of U.S. issuers that are sell-ing at low to modest valuations relative to general market measures.

                   The portfolio employs a disciplined approach that combines fundamental investment research provided by Goldman, Sachs & Co.'s Global Investment Research Department and consensus opinions with quantitative analysis generated by the Asset Management Division's proprietary model. This quantitative system evaluates each stock using many different criteria, including valuation measures, growth expectations, earnings momentum and risk profile. It also objectively analyzes the impact of current economic conditions on different types of stocks to determine where the emphasis should be placed. The portfolio construction process

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP VALUE FUND Shareholder Letter (continued)
                   evaluates stocks based on their overall expected return and their contribution to portfolio risk. The final portfolio is the one that has the highest potential return for the targeted amount of risk.

                   Portfolio Composition

                   Top 10 Portfolio Holdings as of December 31, 1999*

                                                                Percentage of
              Company                        Line of Business    Net Assets
              -------                        ----------------   -------------
              Exxon Mobil Corp.              Energy                  6.1%
              AT&T Corp.                     Telephone               3.7
              Citigroup, Inc.                Banks                   3.4
              SBC Communications, Inc.       Telephone               2.7
              Bank of America Corp.          Banks                   2.2
              American International Group,
               Inc.                          Property Insurance      1.9
              Chevron Corp.                  Energy                  1.8
              The Chase Manhattan Corp.      Banks                   1.6
              The Dow Chemical Co.           Chemicals               1.5
              Bell Atlantic Corp.            Telephone               1.4

                   * Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it in-vests. References to individual securities do not consti-tute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past perfor-mance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

                   Outlook

                   Although the market's returns were driven by relatively few stocks, and return dispersion (the difference between the best- and worst-performing stocks) remained high during the year, the Fund's investment process led to excess returns, as it has done in the past. Going forward we continue to believe that cheaper stocks should outpace more expensive ones, good momentum stocks should do better than poor-mo-mentum stocks, lower-risk stocks should perform better than higher-risk stocks, as should those favored by research analysts. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.

                   We thank you for your investment and look forward to your continued confidence.

                   Goldman Sachs Quantitative Equity Management Team

                   January 31, 2000

             GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP VALUE FUND Performance Summary
December 31, 1999
 The following graph shows the value as of December 31, 1999, of a $10,000 in-vestment made on April 1, 1999 (commencement of operations). For comparative purposes, the performance of the Fund's benchmark (the Russell 1000 Value In-dex) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their origi-nal cost.

 CORE Large Cap Value Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested April 1, 1999 to December 31, 1999

[GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE LARGE CAP VALUE FUND'S LIFETIME
                    PERFORMANCE GRAPH APPEARS HERE]

                    CORE Large Cap           Russell 1000
                      Value Fund             Value Index
4/1/99                  10,000                 10,000
4/30/99                 10,880                 10,934
5/99                    10,760                 10,814
6/99                    11,091                 11,127
7/99                    10,801                 10,801
8/99                    10,471                 10,401
9/99                    10,191                 10,037
10/99                   10,831                 10,615
11/99                   10,781                 10,532
12/99                   10,901                 10,582


                            Since Inception
  Aggregate Total Return through December 31,
  1999(a)
  CORE Large Cap Value
  Fund (commenced April 1,
  1999)                               8.99%
 --------------------------------------------------

 (a) Represents aggregate total return since the Fund has not been in operation for a full 12 months.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP VALUE FUND Statement of Investments
December 31, 1999

  Shares Description                                 Value

  Common Stocks - 101.0%
  Airlines - 0.9%
     200 America West Holdings Corp. Class B*   $    4,150
     100 Delta Air Lines, Inc.                       4,981
     300 UAL Corp.*                                 23,269
                                                ----------
                                                    32,400
 -------------------------------------------------------------
  Alcohol - 0.4%
     100 Adolph Coors Co. Class B                    5,250
     100 Anheuser-Busch Cos., Inc.                   7,088
                                                ----------
                                                    12,338
 -------------------------------------------------------------
  Apparel - 0.1%
     100 Springs Industries, Inc.                    3,994
 -------------------------------------------------------------
  Banks - 14.6%
   1,500 Bank of America Corp.                      75,281
     300 Bank One Corp.                              9,619
   2,100 Citigroup, Inc.                           116,681
     600 Comerica, Inc.                             28,013
     100 Cullen/Frost Bankers, Inc.                  2,575
     200 First Security Corp.                        5,106
     500 First Union Corp.                          16,406
   1,200 Firstar Corp.                              25,350
   1,000 FleetBoston Financial Corp.                34,813
     200 J.P. Morgan & Co., Inc.                    25,325
     100 Mellon Financial Corp.                      3,406
     200 National City Corp.                         4,738
     600 SunTrust Banks, Inc.                       41,287
     100 The Bank of New York Co., Inc.              4,000
     700 The Chase Manhattan Corp.                  54,381
     300 U.S. Bancorp                                7,144
     500 UnionBanCal Corp.                          19,719
     800 Wells Fargo Co.                            32,350
                                                ----------
                                                   506,194
 -------------------------------------------------------------
  Chemicals - 3.3%
     100 Air Products & Chemicals, Inc.              3,356
     200 Avery Dennison Corp.                       14,575
      33 E.I. du Pont de Nemours & Co.               2,174
     100 Kerr-McGee Corp.                            6,200
     100 Minnesota Mining & Manufacturing Co.        9,787
     300 Praxair, Inc.                              15,094
     200 Rohm & Haas Co.                             8,138
     400 The Dow Chemical Co.                       53,450
                                                ----------
                                                   112,774
 -------------------------------------------------------------
  Clothing - 0.1%
     105 Intimate Brands, Inc.                       4,528
 -------------------------------------------------------------

  Shares Description                                  Value

  Common Stocks - (continued)
  Computer Hardware - 2.8%
     100 Apple Computer, Inc.*                   $   10,281
     100 Cisco Systems, Inc.*                        10,712
     100 Diebold, Inc.                                2,350
     400 Hewlett-Packard Co.                         45,575
     200 Lexmark International Group, Inc.*          18,100
     200 Seagate Technology, Inc.*                    9,313
                                                 ----------
                                                     96,331
 --------------------------------------------------------------
  Computer Software - 1.3%
     400 International Business Machines, Inc.       43,200
 --------------------------------------------------------------
  Construction - 0.1%
     100 USG Corp.                                    4,713
 --------------------------------------------------------------
  Consumer Durables - 0.2%
     100 Whirlpool Corp.                              6,506
 --------------------------------------------------------------
  Defense/Aerospace - 1.1%
     200 General Dynamics Corp.                      10,550
     100 Litton Industries, Inc.*                     4,987
     400 The Boeing Co.                              16,625
     100 TRW, Inc.                                    5,194
                                                 ----------
                                                     37,356
 --------------------------------------------------------------
  Department Stores - 0.7%
     100 Dayton Hudson Corp.                          7,344
     200 Federated Department Stores, Inc.*          10,112
     200 The May Department Stores Co.                6,450
                                                 ----------
                                                     23,906
 --------------------------------------------------------------
  Drugs - 0.4%
     300 Pharmacia & Upjohn, Inc.                    13,500
 --------------------------------------------------------------
  Electrical Equipment - 1.9%
     100 Eaton Corp.                                  7,262
     400 Johnson Controls, Inc.                      22,750
     200 Motorola, Inc.                              29,450
     100 Scientific-Atlanta, Inc.                     5,563
                                                 ----------
                                                     65,025
 --------------------------------------------------------------
  Electrical Utilities - 5.5%
     100 Calpine Corp.*                               6,400
     100 Central & South West Corp.                   2,000
     200 Consolidated Edison, Inc.                    6,900
     300 Dominion Resources, Inc.                    11,775
     600 DTE Energy Co.                              18,825
     500 Duke Energy Corp.                           25,062
     900 Entergy Corp.                               23,175
     700 FPL Group, Inc.                             29,969
     200 GPU, Inc.                                    5,987
     300 PECO Energy Co.                             10,425
     300 Public Service Enterprise Group, Inc.       10,444
     700 Texas Utilities Co.                         24,894
     400 The Montana Power Co.                       14,425
                                                 ----------
                                                    190,281
 --------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP VALUE FUND

  Shares Description                                         Value

  Common Stocks - (continued)
  Energy - 7.9%
     700 Chevron Corp.                                  $   60,637
   2,624 Exxon Mobil Corp.                                 211,396
                                                        ----------
                                                           272,033
 ---------------------------------------------------------------------
  Energy Resources - 1.4%
     100 Atlantic Richfield Co.                              8,650
     200 Murphy Oil Corp.                                   11,475
     100 Phillips Petroleum Co.                              4,700
     400 Royal Dutch Petroleum Co. ADR                      24,175
                                                        ----------
                                                            49,000
 ---------------------------------------------------------------------
  Entertainment - 1.0%
     200 Carnival Corp.                                      9,563
     500 Royal Caribbean Cruises Ltd.                       24,656
                                                        ----------
                                                            34,219
 ---------------------------------------------------------------------
  Financial Services - 3.0%
     100 American Express Co.                               16,625
     100 Associates First Capital Corp.                      2,744
     100 Countrywide Credit Industries, Inc.                 2,525
     400 Federal National Mortgage Assoc.                   24,975
     100 General Electric Co.                               15,475
     100 Household International, Inc.                       3,725
     400 Marsh & McLennan Cos., Inc.                        38,275
                                                        ----------
                                                           104,344
 ---------------------------------------------------------------------
  Food & Beverage - 1.8%
     200 ConAgra, Inc.                                       4,513
     100 Dean Foods Co.                                      3,975
     900 IBP, Inc.                                          16,200
   2,300 Nabisco Group Holdings Corp.                       24,437
     400 Nabisco Holdings Corp.                             12,650
                                                        ----------
                                                            61,775
 ---------------------------------------------------------------------
  Forest - 1.2%
     400 Georgia-Pacific Group                              20,300
     300 Weyerhaeuser Co.                                   21,544
                                                        ----------
                                                            41,844
 ---------------------------------------------------------------------
  Gas Utilities - 0.2%
     200 El Paso Energy Corp.                                7,763
 ---------------------------------------------------------------------
  Gold - 0.9%
   1,400 Freeport-McMoRan Copper & Gold, Inc. Class B       29,575
 ---------------------------------------------------------------------
  Grocery - 0.2%
     200 Albertson's, Inc.                                   6,450
 ---------------------------------------------------------------------
  Heavy Electrical - 0.6%
     100 Cummins Engine Co., Inc.                            4,831
     300 Emerson Electric Co.                               17,213
                                                        ----------
                                                            22,044
 ---------------------------------------------------------------------

  Shares Description                                Value

  Common Stocks - (continued)
  Home Products - 0.4%
     100 Fortune Brands, Inc.                  $    3,306
     100 The Procter & Gamble Co.                  10,956
                                               ----------
                                                   14,262
 ------------------------------------------------------------
  Hotels - 0.1%
     100 Harrah's Entertainment, Inc.*              2,644
 ------------------------------------------------------------
  Industrial Parts - 1.9%
     200 American Standard Cos., Inc.*              9,175
     300 Ingersoll-Rand Co.                        16,519
     400 Pall Corp.                                 8,625
     100 Parker-Hannifin Corp.                      5,131
     400 Tecumseh Products Co.                     18,875
     100 United Technologies Corp.                  6,500
                                               ----------
                                                   64,825
 ------------------------------------------------------------
  Industrial Services - 0.4%
     300 The Hertz Corp.                           15,037
 ------------------------------------------------------------
  Information Services - 0.5%
     200 Electronic Data Systems Corp.             13,388
     100 First Data Corp.                           4,931
                                               ----------
                                                   18,319
 ------------------------------------------------------------
  Leisure - 1.6%
     500 Brunswick Corp.                           11,125
     600 Eastman Kodak Co.                         39,750
     200 Hasbro, Inc.                               3,812
                                               ----------
                                                   54,687
 ------------------------------------------------------------
  Life Insurance - 2.7%
     300 Aetna, Inc.                               16,744
     300 American General Corp.                    22,762
     200 CIGNA Corp.                               16,113
     200 Conseco, Inc.                              3,575
     500 Hartford Life, Inc.                       22,000
     100 Lincoln National Corp.                     4,000
     300 Nationwide Financial Services, Inc.        8,381
                                               ----------
                                                   93,575
 ------------------------------------------------------------
  Media - 3.8%
     400 AT&T Corp.-Liberty Media Group*           22,700
     300 Cox Communications, Inc.*                 15,450
     400 General Motors Corp. Class H*             38,400
     600 Infinity Broadcasting Corp.*              21,712
     300 MediaOne Group, Inc.*                     23,044
     300 The Walt Disney Co.                        8,775
                                               ----------
                                                  130,081
 ------------------------------------------------------------
  Medical Products - 2.0%
     100 Abbott Laboratories                        3,631
     200 Bausch & Lomb, Inc.                       13,687
     100 Baxter International, Inc.                 6,281
     400 Johnson & Johnson                         37,250
     600 Summit Technology, Inc.*                   7,013
                                               ----------
                                                   67,862
 ------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP VALUE FUND Statement of Investments (continued)
December 31, 1999

  Shares Description                                        Value

  Common Stocks - (continued)
  Medical Providers - 1.4%
     200 Columbia/HCA Healthcare Corp.                 $    5,863
     100 PacifiCare Health Systems, Inc.*                   5,300
     100 Trigon Healthcare, Inc.*                           2,950
     500 United HealthCare Corp.                           26,562
     100 Wellpoint Health Networks, Inc.*                   6,594
                                                       ----------
                                                           47,269
 --------------------------------------------------------------------
  Mining - 1.8%
     800 Alcan Aluminum, Ltd.                              32,950
     200 Alcoa, Inc.                                       16,600
     200 Ball Corp.                                         7,875
     200 Inco Ltd.                                          4,700
                                                       ----------
                                                           62,125
 --------------------------------------------------------------------
  Motor Vehicle - 2.3%
     300 Cooper Tire & Rubber Co.                           4,669
     409 Delphi Automative Systems Corp.                    6,442
     700 Ford Motor Co.                                    37,406
     300 General Motors Corp.                              21,806
     200 Navistar International Corp.*                      9,475
                                                       ----------
                                                           79,798
 --------------------------------------------------------------------
  Oil Refining - 0.8%
     492 Conoco, Inc. Class B                              12,238
     200 Texaco, Inc.                                      10,863
     100 The Coastal Corp.                                  3,544
                                                       ----------
                                                           26,645
 --------------------------------------------------------------------
  Oil Services - 0.7%
     300 Schlumberger Ltd.                                 16,875
     258 Transocean Sedco Forex, Inc.                       8,698
                                                       ----------
                                                           25,573
 --------------------------------------------------------------------
  Property Insurance - 5.5%
     200 Ambac Financial Group, Inc.                       10,438
     600 American International Group, Inc.                64,875
     400 Loews Corp.                                       24,275
     100 MBIA, Inc.                                         5,281
     200 MGIC Investment Corp.                             12,037
     500 The Allstate Corp.                                12,000
     400 The Hartford Financial Services Group, Inc.       18,950
     300 The PMI Group, Inc.                               14,644
     800 Travelers Property Casualty Corp.                 27,400
                                                       ----------
                                                          189,900
 --------------------------------------------------------------------
  Publishing - 0.9%
     100 American Greetings Corp.                           2,362
     100 Deluxe Corp.                                       2,744
     100 Knight-Ridder, Inc.                                5,950
     100 R.R. Donnelley & Sons Co.                          2,481
     200 The New York Times Co.                             9,825
     100 The Times Mirror Co.                               6,700
                                                       ----------
                                                           30,062
 --------------------------------------------------------------------

  Shares Description                                   Value

  Common Stocks - (continued)
  Railroads - 0.9%
     800 Burlington Northern Santa Fe Corp.       $   19,400
     400 Canadian National Railway Co.                10,525
                                                  ----------
                                                      29,925
 ---------------------------------------------------------------
  Restaurants - 0.2%
     200 Darden Restaurants, Inc.                      3,625
     200 Wendy's International, Inc.                   4,125
                                                  ----------
                                                       7,750
 ---------------------------------------------------------------
  Security/Asset Management - 2.7%
     300 Lehman Brothers Holdings, Inc.               25,406
     300 Merrill Lynch & Co., Inc.                    25,050
     300 Morgan Stanley Dean Witter & Co.             42,825
                                                  ----------
                                                      93,281
 ---------------------------------------------------------------
  Specialty Retail - 2.7%
     300 Barnes & Noble, Inc.*                         6,188
     100 BJ's Wholesale Club, Inc.*                    3,650
     400 Circuit City Stores-Circuit City Group       18,025
     200 CVS Corp.                                     7,988
     100 Lands' End, Inc.*                             3,475
     100 Lowe's Cos., Inc.                             5,975
     100 Tandy Corp.                                   4,919
     150 The Home Depot, Inc.                         10,284
     200 Tiffany & Co.                                17,850
     300 Zale Corp.*                                  14,512
                                                  ----------
                                                      92,866
 ---------------------------------------------------------------
  Telephone - 13.0%
   2,550 AT&T Corp.                                  129,412
     400 BCE, Inc.                                    36,075
     800 Bell Atlantic Corp.                          49,250
   1,000 BellSouth Corp.                              46,812
     300 CenturyTel, Inc.                             14,213
     400 GTE Corp.                                    28,225
     450 MCI WorldCom, Inc.*                          23,878
     100 NEXTLINK Communications, Inc.*                8,306
   1,921 SBC Communications, Inc.                     93,649
     300 Sprint Corp.                                 20,194
                                                  ----------
                                                     450,014
 ---------------------------------------------------------------
  Thrifts - 0.7%
     600 Golden West Financial Corp.                  20,100
     200 Washington Mutual, Inc.                       5,200
                                                  ----------
                                                      25,300
 ---------------------------------------------------------------
  Tobacco - 0.6%
     300 Philip Morris Cos., Inc.                      6,956
     600 UST, Inc.                                    15,113
                                                  ----------
                                                      22,069
 ---------------------------------------------------------------
  Wireless - 1.0%
     200 Telephone & Data Systems, Inc.               25,200
     100 United States Cellular Corp.*                10,094
                                                  ----------
                                                      35,294
 ---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM LARGE CAP VALUE FUND

  Shares Description                    Value

  Common Stocks - (continued)
  Miscellaneous - 0.8%
     200 SPDR Trust ADR Series 1   $   29,375
 ------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $3,359,448)                $3,490,631
 ------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $3,359,448)                $3,490,631
 ------------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.


 ------------------------------------------------------------------------------
 Investment Abbreviations:
 ADR--American Depository Receipt
 ------------------------------------------------------------------------------
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM SMALL CAP EQUITY FUND Shareholder Letter
 Dear Shareholders,
 We are pleased to report on the performance of the Goldman Sachs Variable In-surance Trust CORE SM Small Cap Equity Fund. This annual report covers the year ended December 31, 1999.

                   Market Review

                   Over the year, restrained inflation, solid growth in corpo-rate profits and gains by a few leadership sectors drove U.S. indices to record levels. These index gains were driven primarily by the Technology and Telecommunications sectors. As was the case in 1998, the strong performance of these stocks continued to be fueled by investor excitement over the explosive growth of the Internet. In the broader market, however, more stocks fell than rose. The NASDAQ Composite Index, driven primarily by Technology stocks listed on the NASDAQ Stock Market, rose 48.2% in the last three months of the period, and an extraordinary 85.6% for the year ended December 31, 1999. According to Frank Rus-sell, the technology sector of the Russell 3000 (broad mar-ket stock index) rose 38.2% in the last three months of the year, and logged a 78.2% gain for the year. While two addi-tional sectors--basic materials and capital goods--also outperformed the Standard & Poor's 500, several sectors fell sharply, such as transportation and utilities, both down 13%, and bank stocks, down between 10% and 15% on av-erage.

                   Performance Review

                   For the year ended December 31, 1999, the Fund generated a 17.54% aggregate total return. Over the same time period, the Fund's benchmark, the Russell 2000 Index, generated an aggregate total return of 21.26%.

                   The Russell 2000 Index was difficult to beat over this pe-riod. Index returns were driven by very few stocks, and there was an unusually wide spread between the best and worst performing stocks. Thus, the chances of selecting the best opportunities were lower than average, and the penalty for making the wrong choice was higher than average. CORE's preference for stocks that appear to be good values had the biggest negative impact on returns--the return spread be-tween the Russell 2000 Growth index and the Russell 2000 Value index (which together comprise the Russell 2000) was 33 percentage points, indicating the market's strong dis-taste for value.

                   Investment Objective and Strategies

                   The Fund seeks long-term capital growth, primarily through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.

                   The portfolio employs a disciplined approach that combines fundamental investment research provided by Goldman, Sachs & Co.'s Global Investment Research Department and consensus opinions with quantitative analysis generated by the Asset Management Division's proprietary model. This quantitative system evaluates each stock using many different crite-

            GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM SMALL CAP EQUITY FUND
                   ria, including valuation measures, growth expectations, earnings momentum and risk profile. It also objectively analyzes the impact of current economic conditions on dif-ferent types of stocks to determine where the emphasis should be placed. The portfolio construction process evalu-ates stocks based on their overall expected return and their contribution to portfolio risk. The final portfolio is the one that has the highest potential return for the targeted amount of risk.

                   Portfolio Composition

                   Top 10 Portfolio Holdings as of December 31, 1999*

                                                                   Percentage of
              Company                    Line of Business           Net Assets
              -------                    ----------------          -------------
              BroadVision, Inc.          Computer Software              0.9%
              MicroStrategy, Inc.        Computer Software              0.8
              InterDigital
               Communications Corp.      Electrical Equipment           0.7
              Springs Industries, Inc.   Apparel                        0.5
              Dollar Thrifty Automotive
               Group, Inc.               Industrial Services            0.5
              Lam Research Corp.         Semiconductors                 0.5
              VerticalNet, Inc.          Information Services           0.5
              Affiliated Managers
               Group, Inc.               Security/Asset Management      0.5
              BancWest Corp.             Banks                          0.5
              CK Witco Corp.             Chemicals                      0.5

                   * Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it in-vests. References to individual securities do not consti-tute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past perfor-mance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

                   Outlook

                   The market's returns were driven by relatively few stocks, and return dispersion (the difference between the best- and worst-performing stocks) remained high during the year. Go-ing forward we continue to believe that cheaper stocks should outpace more expensive ones, good momentum stocks should do better than poor-momentum stocks, lower-risk stocks should perform better than higher-risk stocks, as should those favored by research analysts. As such, we an-ticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.

                   We thank you for your investment and look forward to your continued confidence.

                   Goldman Sachs Quantitative Equity Management Team

                   January 31, 2000

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM SMALL CAP EQUITY FUND Performance Summary
December 31, 1999
 The following graph shows the value as of December 31, 1999, of a $10,000 in-vestment made February 13, 1998 (commencement of operations). For comparative purposes, the performance of the Fund's benchmark (Russell 2000 Index) is shown. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their origi-nal cost.

 CORE Small Cap Equity Fund's Lifetime Performance

 Growth of a $10,000 investment, Distributions Reinvested February 13, 1998 to December 31, 1999

[GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SMALL CAP EQUITY FUND'S
           LIFETIME PERFORMANCE GRAPH APPEARS HERE]

                     CORE Small Cap           Russell
                      Equity Fund            2000 Index
2/13/98                 10,000                 10,000
2/28/98                 10,160                 10,221
3/98                    10,720                 10,642
4/98                    10,920                 10,701
5/98                    10,440                 10,124
6/98                    10,520                 10,145
7/98                     9,650                  9,323
8/98                     7,640                  7,513
9/98                     7,860                  8,101
10/98                    7,990                  8,432
11/98                    8,499                  8,873
12/98                    9,070                  9,423
1/99                     9,010                  9,548
2/99                     8,248                  8,775
3/99                     8,308                  8,911
4/99                     8,990                  9,710
5/99                     9,091                  9,852
6/99                     9,563                 10,297
7/99                     9,402                 10,015
8/99                     9,142                  9,644
9/99                     9,152                  9,646
10/99                    9,111                  9,686
11/99                    9,623                 10,264
12/99                   10,663                 11,428


                                                      Since Inception One year
  Average Annual Total Return through December 31,
  1999
  CORE Small Cap Equity Fund (commenced February 13,
   1998)                                                        3.46%   17.54%
 -----------------------------------------------------------------------------

            GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM SMALL CAP EQUITY FUND Statement of Investments
December 31, 1999

  Shares Description                                 Value

  Common Stocks - 83.3%
  Airlines - 0.7%
     800 Alaska Air Group, Inc.*                $   28,100
   1,100 America West Holdings Corp. Class B*       22,825
     500 Amtran, Inc.*                               9,688
   1,900 Frontier Airlines, Inc.*                   21,612
     400 SkyWest, Inc.                              11,200
                                                ----------
                                                    93,425
 -------------------------------------------------------------
  Alcohol - 0.1%
     500 The Robert Mondavi Corp.*                  17,375
 -------------------------------------------------------------
  Apparel - 1.1%
   1,400 K-Swiss, Inc.                              26,009
   1,500 Phillips-Van Heusen Corp.                  12,469
     700 Quiksilver, Inc.*                          10,850
   1,700 Springs Industries, Inc.                   67,894
     400 The Timberland Co.*                        21,150
     900 Wellman, Inc.                              16,762
                                                ----------
                                                   155,134
 -------------------------------------------------------------
  Banks - 3.6%
     600 BancFirst Ohio Corp.                       13,800
   3,200 BancWest Corp.                             62,400
     900 Banknorth Group, Inc.                      24,075
     500 Century South Banks Inc.                   11,188
     420 Commerce Bancorp, Inc.                     16,984
     700 Community Trust Bancorp, Inc.              14,000
   1,109 F&M National Corp.                         30,567
     300 First Citizens BancShares, Inc.            20,925
   1,100 First United Bancshares, Inc.              14,712
   1,209 Hudson United Bancorp                      30,905
     600 Independence Community Bank Corp.           7,500
     300 Investors Financial Services Corp.         13,800
     955 NBT Bancorp, Inc.                          14,802
     300 Net.B@nk, Inc.*                             5,550
   1,400 OceanFirst Financial Corp.                 24,237
     400 One Valley Bancorp, Inc.                   12,250
   1,900 Republic Bancshares, Inc.*                 23,750
   1,459 Sky Financial Group, Inc.                  29,362
   1,000 Southwest Bancorp of Texas, Inc.*          19,812
   1,800 Telebanc Financial Corp.*                  46,800
     500 United Bankshares, Inc.                    11,938
   1,400 United Community Financial Corp.           13,913
     500 UST Corp.                                  15,875
                                                ----------
                                                   479,145
 -------------------------------------------------------------
  Chemicals - 1.9%
   1,200 A. Schulman, Inc.                          19,575
   1,000 Airgas, Inc.*                               9,500
   1,600 Arch Chemicals, Inc.                       33,500
     700 ATMI, Inc.*                                23,144
   4,600 CK Witco Corp.                             61,525
     600 H.B. Fuller Co.                            33,562
     400 Ionics, Inc.*                              11,250
   1,000 Octel Corp.*                               10,375
 -------------------------------------------------------------

  Shares Description                                  Value

  Common Stocks - (continued)
  Chemicals - (continued)
   1,000 Spartech Corp.                          $   32,250
     700 The Dexter Corp.                            27,825
                                                 ----------
                                                    262,506
 --------------------------------------------------------------
  Clothing - 0.2%
     300 AnnTaylor Stores Corp.*                     10,331
   1,300 The Cato Corp.                              16,413
                                                 ----------
                                                     26,744
 --------------------------------------------------------------
  Computer Hardware - 3.3%
     600 Advanced Digital Information Corp.*         29,175
     400 Ancor Communications, Inc.*                 27,150
     500 Auspex Systems, Inc.                         5,125
     300 Black Box Corp.*                            20,100
     800 CompuCom Systems, Inc.*                      3,300
     500 Daisytek International Corp.*               11,656
     200 Digital River, Inc.*                         6,663
     400 Echelon Corp.*                               7,825
     300 Emulex Corp.*                               33,750
   1,000 Gerber Scientific, Inc.                     21,937
     200 Identix, Inc.*                               1,813
   1,000 Imation Corp.*                              33,562
     800 In Focus Systems, Inc.*                     18,550
     700 InaCom Corp.*                                5,119
     200 Intraware, Inc.*                            15,987
     300 Kronos, Inc.*                               18,000
     300 Merisel, Inc.*                                 394
     600 MTI Technology Corp.*                       22,125
     100 Netopia, Inc.*                               5,431
     300 Network Equipment Technologies, Inc.*        3,544
     300 Proxim, Inc.*                               33,000
     300 RadiSys Corp.*                              15,300
     400 RSA Security, Inc.*                         31,000
     400 SanDisk Corp.*                              38,500
     300 SoftNet Systems, Inc.*                       7,538
     400 Zebra Technologies Corp.*                   23,400
                                                 ----------
                                                    439,944
 --------------------------------------------------------------
  Computer Software - 9.8%
     500 Actuate Corp.*                              21,437
     300 Advent Software, Inc.*                      19,331
     100 Allaire Corp.*                              14,631
     300 Aspect Development, Inc.                    20,550
     300 Aspen Technology, Inc.*                      7,931
   1,100 Avant! Corp.*                               16,500
     400 AVT Corp.*                                  18,800
     600 Aware, Inc.*                                21,825
     400 Axent Technologies, Inc.*                    8,400
     500 BindView Development Corp.*                 24,844
     700 BroadVision, Inc.*                         119,044
     600 CACI International, Inc.*                   13,575
     300 Clarify, Inc.*                              37,800
     300 Concord Communications, Inc.*               13,313
     300 CyberCash, Inc.*                             2,775
 --------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM SMALL CAP EQUITY FUND Statement of Investments (continued)
December 31, 1999

  Shares Description                                          Value

  Common Stocks - (continued)
  Computer Software - (continued)
     600 Dendrite International, Inc.*                   $   20,325
     300 Entrust Technologies, Inc.*                         17,981
     200 Excalibur Technologies Corp.*                        4,125
   1,200 FileNET Corp.*                                      30,600
     300 Genesys Telecommunication Laboratories, Inc.*       16,200
     500 Harbinger Corp.*                                    15,906
     300 HNC Software, Inc.*                                 31,725
     900 Hyperion Solutions Corp.*                           39,150
     800 InfoCure, Corp.*                                    24,950
   2,800 Informix Corp.*                                     32,025
     300 Integrated Systems, Inc.*                           10,069
     300 Intergraph Corp.*                                    1,406
     300 ISS Group, Inc.*                                    21,338
     400 Learn2.com, Inc.*                                    1,313
     300 MAPICS, Inc.*                                        3,788
   3,100 Mentor Graphics Corp.*                              40,881
     400 Mercury Interactive Corp.*                          43,175
     200 Micromuse, Inc.*                                    34,000
     500 MicroStrategy, Inc.*                               105,000
     800 Midway Games, Inc.*                                 19,150
     800 National Computer Systems, Inc.                     30,100
     200 Net Perceptions, Inc.*                               8,400
     400 Open Market, Inc.*                                  18,050
     400 Peregrine Systems, Inc.*                            33,675
     600 Progress Software Corp.*                            34,050
     400 Project Software & Development, Inc.*               22,200
     800 Radiant Systems, Inc.*                              32,150
     400 Rare Medium Group, Inc.*                            13,650
     200 Razorfish, Inc.*                                    19,025
     500 Remedy Corp.*                                       23,687
     466 S1 Corp.*                                           36,406
     300 Sagent Technology, Inc.*                             8,981
     200 Sanchez Computer Associates, Inc.*                   8,238
     300 Spyglass, Inc.*                                     11,377
     300 SVI Holdings, Inc.*                                  3,600
   1,300 Sybase, Inc.*                                       22,100
     700 The Titan Corp.*                                    32,987
     400 Transaction Systems Architects, Inc.*               11,200
     700 Tyler Technologies, Inc.*                            3,850
     800 Unigraphics Solutions, Inc.*                        21,600
     200 USinternetworking, Inc.*                            13,975
     300 Verity, Inc.*                                       12,769
     400 Visual Networks, Inc.*                              31,700
                                                         ----------
                                                          1,327,633
 ----------------------------------------------------------------------
  Construction - 3.2%
   2,700 D.R. Horton, Inc.                                   37,294
     700 Dal-Tile International, Inc.*                        7,087
   1,300 EMCOR Group, Inc.*                                  23,725
   1,100 Fleetwood Enterprises, Inc.                         22,687
     400 Florida Rock Industries, Inc.                       13,775
     700 Granite Construction, Inc.                          12,906
     600 Group Maintenance America Corp.*                     6,413
   2,300 Integrated Electrical Services, Inc.*               23,144
     800 Jacobs Engineering Group, Inc.*                     26,000
   1,500 Kaufman & Broad Home Corp.                          36,281
 ----------------------------------------------------------------------

  Shares Description                                  Value

  Common Stocks - (continued)
  Construction - (continued)
   1,100 LNR Property Corp.                      $   21,862
   1,300 M.D.C. Holdings, Inc.                       20,394
   1,600 NCI Building Systems, Inc.*                 29,600
     400 NVR, Inc.*                                  19,100
     800 Pulte Corp.                                 18,000
     600 Quanta Services, Inc.*                      16,950
   2,400 Standard Pacific Corp.                      26,400
   1,900 Sunterra Corp.*                             21,850
   1,100 The Ryland Group, Inc.                      25,369
     700 U.S. Home Corp.*                            17,894
                                                 ----------
                                                    426,731
 ----------------------------------------------------------
  Consumer Durables - 0.8%
     600 Applied Power, Inc.                         22,050
   4,200 Fedders Corp.                               23,100
     900 Furniture Brands International, Inc.*       19,800
   1,100 La-Z-Boy, Inc.                              18,494
     700 Salton, Inc.*                               23,406
                                                 ----------
                                                    106,850
 ----------------------------------------------------------
  Defense/Aerospace - 0.1%
     750 AAR Corp.                                   13,453
 ----------------------------------------------------------
  Department Store - 0.3%
   1,100 Shopko Stores, Inc.*                        25,300
     600 Value City Department Stores, Inc.*          9,075
                                                 ----------
                                                     34,375
 ----------------------------------------------------------
  Drugs - 4.2%
     200 Affymetrix, Inc.*                           33,938
   1,700 Alpharma, Inc.                              52,275
   1,800 AmeriSource Health Corp.*                   27,338
   1,533 Bindley Western Industries, Inc.            23,091
     700 Cambrex Corp.                               24,106
     400 Celgene Corp.*                              28,000
     700 ChiRex, Inc.*                               10,238
   1,200 Dura Pharmaceuticals, Inc.*                 16,725
     600 Gilead Sciences, Inc.*                      32,475
   3,700 Herbalife International, Inc.               53,187
     300 Human Genome Sciences, Inc.*                45,787
   1,000 Jones Pharma, Inc.                          43,437
     700 Medco Research, Inc.*                       21,044
     500 Millennium Pharmaceutical, Inc.*            61,000
   1,700 NBTY, Inc.*                                 19,656
     800 Neurogen Corp.*                             13,200
   2,900 Perrigo Co.*                                23,200
     300 Pharmacyclics, Inc.*                        12,375
     586 Priority Healthcare Corp. Class B*          16,957
     300 Syncor International Corp.*                  8,738
                                                 ----------
                                                    566,767
 ----------------------------------------------------------
  Electrical Equipment - 7.4%
   1,200 Advanced Fibre Communications, Inc.*        53,625
     700 Amphenol Corp.*                             46,594
     900 Andrew Corp.*                               17,044
     300 ANTEC Corp.*                                10,950
 ----------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM SMALL CAP EQUITY FUND

  Shares Description                                Value

  Common Stocks - (continued)
  Electrical Equipment - (continued)
     400 Artesyn Technologies, Inc.*           $    8,400
     900 Aspect Communications Corp.*              35,212
   3,000 BMC Industries, Inc.                      14,625
     600 C-Cube Microsystems, Inc.*                37,350
     500 Checkpoint Systems, Inc.*                  5,094
     300 Credence Systems Corp.*                   25,950
     500 Dionex Corp.*                             20,594
     300 Hadco Corp.*                              15,300
     400 Harmonic, Inc.*                           37,975
     300 Innovex, Inc.                              2,813
     500 Inter-Tel, Inc.                           12,500
   1,300 InterDigital Communications Corp.*        97,500
     700 KEMET Corp.*                              31,544
     700 Kimball International, Inc. Class B       11,550
     500 Littelfuse, Inc.*                         12,133
   1,000 LTX Corp.*                                22,375
     700 Methode Electronics, Inc.                 22,487
     400 Molecular Devices Corp.*                  20,800
     600 MRV Communications, Inc.*                 37,725
     200 Optical Coating Laboratory, Inc.          59,200
   1,000 PairGain Technologies, Inc.*              14,187
     800 Park Electrochemical Corp.                21,250
     400 Pinnacle Systems, Inc.*                   16,275
   1,000 Pioneer-Standard Electronics, Inc.        14,437
     400 Power-One, Inc.*                          18,325
     500 Powerwave Technologies, Inc.*             29,187
     700 Primex Technologies, Inc.                 14,525
     600 Roper Industries, Inc.                    22,687
     500 Sawtek, Inc.*                             33,281
   1,500 Sensormatic Electronics Corp.*            26,156
     600 Tektronix, Inc.                           23,325
     500 Thermo BioAnalysis Corp.*                  9,188
     300 Trimble Navigation Ltd.*                   6,488
     100 Tut Systems, Inc.*                         5,363
     700 Vicor Corp.*                              28,350
   1,500 World Access, Inc.*                       28,875
     400 Xircom, Inc.*                             30,000
                                               ----------
                                                1,001,239
 --------------------------------------------------------
  Electrical Utilities - 1.1%
   1,100 Eastern Utilities Associates              33,344
   1,400 Hawaiian Electric Industries, Inc.        40,425
   1,900 Public Service Co. of New Mexico          30,875
     700 The United Illuminating Co.               35,962
     300 TNP Enterprises, Inc.                     12,375
                                               ----------
                                                  152,981
 --------------------------------------------------------
  Energy Resources - 0.7%
     900 Berry Petroleum Co.                       13,613
   1,200 Forest Oil Corp.*                         15,825
     600 HS Resources, Inc.*                       10,350
   1,000 Mitchell Energy & Development Corp.       22,062
   1,200 Southwestern Energy Co.                    7,875
     300 St. Mary Land & Exploration Co.            7,425
   1,100 Tom Brown, Inc.*                          14,713
                                               ----------
                                                   91,863
 --------------------------------------------------------

  Shares Description                                       Value

  Common Stocks - (continued)
  Entertainment - 0.1%
     700 Handleman Co.*                               $    9,363
 ---------------------------------------------------------------
  Financial Services - 1.9%
   1,600 Advanta Corp.                                    29,200
   1,200 AmeriCredit Corp.*                               22,200
     600 Arthur J. Gallagher & Co.                        38,850
   3,200 Credit Acceptance Corp.*                         11,800
     400 E.W. Blanch Holdings, Inc.                       24,500
     500 FiNet.com, Inc.*                                    656
   1,600 First Sierra Financial, Inc.*                    27,400
   1,000 Hilb, Rogal & Hamilton Co.                       28,250
     800 Metris Cos., Inc.                                28,550
     400 NCO Group, Inc.*                                 12,050
   1,900 Security Capital Group, Inc. Class B*            23,750
     800 United Payors & United Providers, Inc.*          13,250
                                                      ----------
                                                         260,456
 ---------------------------------------------------------------
  Food & Beverage - 1.1%
     300 Agribrands International, Inc.*                  13,800
   1,000 Corn Products International, Inc.                32,750
   1,100 Fleming Cos., Inc.                               11,275
     600 J & J Snack Foods Corp.*                         12,300
   1,700 Pilgrim's Pride Corp.                            14,131
     900 Smithfield Foods, Inc.*                          21,600
     500 Suiza Foods Corp.*                               19,813
   1,100 The J.M. Smucker Co.                             21,450
                                                      ----------
                                                         147,119
 ---------------------------------------------------------------
  Forest - 0.9%
   1,600 ACX Technologies, Inc.                           17,100
   1,700 Lydall, Inc.*                                    11,263
     800 P.H. Glatfeller Co.                              11,650
   2,600 Schweitzer-Mauduit International, Inc.           34,937
     500 Trex Co., Inc.*                                  13,375
     700 United Stationers, Inc.*                         19,994
     700 Wausau-Mosinee Paper Corp.                        8,181
                                                      ----------
                                                         116,500
 ---------------------------------------------------------------
  Gas Utilities - 1.4%
   1,400 AGL Resources, Inc.                              23,800
     600 Aquarion Co.                                     22,200
     700 California Water Services Group                  21,219
     700 Cascade Natural Gas Corp.                        11,288
   1,100 Equitable Resources, Inc.                        36,712
     800 Laclede Gas Co.                                  17,300
   1,300 Northwest Natural Gas Co.                        28,519
     900 Oneok, Inc.                                      22,612
     400 UGI Corp.                                         8,175
                                                      ----------
                                                         191,825
 ---------------------------------------------------------------
  Grocery - 0.2%
   1,200 The Great Atlantic & Pacific Tea Co., Inc.       33,450
 ---------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM SMALL CAP EQUITY FUND Statement of Investments (continued)
December 31, 1999

  Shares Description                                   Value

  Common Stocks - (continued)
  Heavy Electrical - 0.8%
   1,700 A.O. Smith Corp.                         $   37,188
     600 Anicom, Inc.*                                 2,550
     900 Belden, Inc.                                 18,900
     900 Cable Design Technologies Corp.*             20,700
   2,800 Foster Wheeler Corp.                         24,850
                                                  ----------
                                                     104,188
 -----------------------------------------------------------
  Heavy Machinery - 0.4%
     400 NACCO Industries, Inc.                       22,225
   1,100 Trinity Industries, Inc.                     31,281
                                                  ----------
                                                      53,506
 -----------------------------------------------------------
  Home Products - 0.5%
     800 Church & Dwight Co., Inc.                    21,350
   3,200 Nature's Sunshine Products, Inc.             25,600
   1,100 Playtex Products, Inc.*                      16,913
                                                  ----------
                                                      63,863
 -----------------------------------------------------------
  Hotels - 0.4%
     800 Argosy Gaming Co.*                           12,450
   2,000 Aztar Corp.*                                 21,750
   2,700 Boyd Gaming Corp.*                           15,694
                                                  ----------
                                                      49,894
 -----------------------------------------------------------
  Industrial Parts - 2.6%
   1,600 Blount International, Inc.*                  25,500
   1,200 Donaldson Co., Inc.                          28,875
     500 Helix Technology Corp.                       22,406
   4,800 JLK Direct Distribution, Inc.*               49,500
   1,100 Kennametal, Inc.                             36,987
     700 Robbins & Myers, Inc.                        15,838
     900 The Manitowoc Co., Inc.                      30,600
   1,500 The Timken Co.                               30,656
   1,600 The Toro Co.                                 59,700
     700 Thomas Industries, Inc.                      14,306
     700 Trigen Energy Corp.                          12,163
   1,700 Watts Industries, Inc.                       25,075
                                                  ----------
                                                     351,606
 -----------------------------------------------------------
  Industrial Services - 1.9%
     800 Aaron Rents, Inc.                            14,200
   1,100 Avis Rent A Car, Inc.*                       28,119
   1,200 Chemed Corp.                                 34,350
   2,800 Dollar Thrifty Automotive Group, Inc.*       67,025
     700 Interim Services, Inc.*                      17,325
   1,000 Metamor Worldwide, Inc.*                     29,125
   2,800 Olsten Corp.                                 31,675
   2,000 Rollins Truck Leasing Corp.                  23,875
   1,000 The Wackenhut Corp.                          14,937
                                                  ----------
                                                     260,631
 -----------------------------------------------------------
  Information Services - 5.2%
     200 24/7 Media, Inc.*                            11,250
     600 Advo, Inc.*                                  14,250
     500 American Management Systems, Inc.*           15,687
 -----------------------------------------------------------

  Shares Description                                           Value

  Common Stocks - (continued)
  Information Services - (continued)
     300 Analysts International Corp.                     $    3,750
     700 Bell & Howell Co.*                                   22,269
     300 Cognizant Technology Solutions Corp.*                32,794
     500 Concentric Network Corp.*                            15,406
     500 Data Broadcasting Corp.*                              4,125
     300 Diamond Technology Partners, Inc.*                   25,781
     500 F.Y.I., Inc.*                                        17,000
     500 Fair Isaac & Co., Inc.                               26,500
     300 Go2Net, Inc.*                                        26,100
   1,300 infoUSA, Inc.*                                       18,119
     100 InterVU, Inc.*                                       10,500
     500 Iron Mountain, Inc.*                                 19,656
     200 iVillage, Inc.*                                       4,050
   1,100 Lason, Inc.*                                         12,100
     200 Launch Media, Inc.*                                   3,788
     100 MarketWatch.com Inc.*                                 3,650
     300 MAXIMUS, Inc.*                                       10,181
     800 MedQuist, Inc.*                                      20,650
     200 Metricom, Inc.*                                      15,725
     200 Mpath Interactive, Inc.*                              5,325
     200 Multex.com, Inc.*                                     7,525
   1,500 Navigant Consulting, Inc.*                           16,312
     100 NBC Internet, Inc.*                                   7,725
   1,100 NFO Worldwide, Inc.*                                 24,612
     300 OneMain.com, Inc.*                                    4,500
     300 Pegasus Systems, Inc.*                               18,094
     700 Pre-Paid Legal Services, Inc.*                       16,800
     200 Preview Travel, Inc.*                                10,425
     100 Proxicom, Inc.*                                      12,431
     200 SportsLine.com, Inc.*                                10,025
   1,300 Staff Leasing, Inc.*                                 12,350
     700 Technology Solutions Co.*                            22,925
     200 Telescan, Inc.*                                       4,938
     400 The Profit Recovery Group International, Inc.*       10,625
     700 True North Communications, Inc.                      31,281
     900 URS Corp.*                                           19,519
   1,800 Veritas DGC, Inc.*                                   25,200
     400 VerticalNet, Inc.*                                   65,600
   1,200 West TeleServices Corp.*                             29,325
     200 WorldGate Communications, Inc.*                       9,513
     200 Ziff-Davis, Inc.-ZDNet*                               4,200
                                                          ----------
                                                             702,581
 -----------------------------------------------------------------------
  Leisure - 0.9%
   1,100 Callaway Golf Co.                                    19,456
     900 Dover Downs Entertainment, Inc.                      16,875
     300 Harman International Industries, Inc.                16,837
     500 Hollywood Park, Inc.*                                11,219
     600 JAKKS Pacific, Inc.*                                 11,213
     800 Russ Berrie & Co., Inc.                              21,000
   1,400 Station Casinos, Inc.*                               31,412
                                                          ----------
                                                             128,012
 -----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM SMALL CAP EQUITY FUND

  Shares Description                                    Value

  Common Stocks - (continued)
  Life Insurance - 0.5%
     746 Delphi Financial Group, Inc.              $   22,380
   1,000 FBL Financial Group, Inc.                     20,000
     900 The MONY Group, Inc.                          26,269
                                                   ----------
                                                       68,649
 ----------------------------------------------------------------
  Media - 1.4%
   1,700 Ascent Entertainment Group, Inc.*             21,569
     500 Cumulus Media, Inc.*                          25,375
     300 Emmis Communications Corp.                    37,392
     400 Entercom Communications Corp.*                26,400
     600 Playboy Enterprises, Inc. Class B*            14,587
     800 Westwood One, Inc.*                           60,800
                                                   ----------
                                                      186,123
 ----------------------------------------------------------------
  Medical Products - 1.7%
     600 Analogic Corp.                                19,800
   1,100 Diagnostic Products Corp.                     26,950
     600 Haemonetics Corp.*                            14,288
     400 IDEC Pharmaceuticals Corp.*                   39,300
     700 Mentor Corp.                                  18,069
   2,800 Owens & Minor, Inc.                           25,025
     500 Scott Technologies, Inc.*                      9,438
   1,800 Sola International, Inc.*                     24,975
   1,400 Summit Technology, Inc.*                      16,362
     600 The Cooper Cos., Inc.                         18,075
     600 Varian Medical Systems, Inc.                  17,887
                                                   ----------
                                                      230,169
 ----------------------------------------------------------------
  Medical Providers - 0.8%
   2,100 AmeriPath, Inc.*                              17,194
   1,500 Apria Healthcare Group, Inc.*                 26,906
   1,300 Quest Diagnostics, Inc.*                      39,731
   4,100 Sierra Health Services, Inc.*                 27,419
                                                   ----------
                                                      111,250
 ----------------------------------------------------------------
  Mining - 2.1%
   1,800 Arch Coal, Inc.                               20,363
   1,400 Commercial Metals Co.                         47,512
   2,100 CONSOL Energy, Inc.                           21,262
   3,300 National Steel Corp. Class B                  24,544
   1,100 Pitt-Des Moines, Inc.                         27,087
   1,500 Quanex Corp.                                  38,250
     900 Reliance Steel & Aluminum Corp.               21,094
     600 Ryerson Tull, Inc.                            11,663
   6,000 USEC, Inc.                                    42,000
   2,000 Worthington Industries, Inc.                  33,125
                                                   ----------
                                                      286,900
 ----------------------------------------------------------------
  Motor Vehicle - 0.8%
   2,900 Collins & Aikman Corp.                        16,675
   1,304 Dura Automotive Systems, Inc.*                22,738
   1,000 Group 1 Automotive, Inc.*                     13,938
     600 Superior Industries International, Inc.       16,088
   1,500 Tower Automotive, Inc.*                       23,156
     900 Winnebago Industries, Inc.                    18,056
                                                   ----------
                                                      110,651
 ----------------------------------------------------------------

  Shares Description                                   Value

  Common Stocks - (continued)
  Oil Refining - 0.5%
   1,400 NorthWestern Corp.                       $   30,800
   2,300 TransMontaigne, Inc.*                        16,100
   1,100 Western Gas Resources, Inc.                  14,506
                                                  ----------
                                                      61,406
 ---------------------------------------------------------------
  Oil Services - 0.9%
   1,300 Helmerich & Payne, Inc.                      28,356
   6,000 Parker Drilling Co.*                         19,125
   1,900 Pride International, Inc.*                   27,788
   3,700 Seitel, Inc.                                 24,975
   2,300 Varco International, Inc.*                   23,431
                                                  ----------
                                                     123,675
 ---------------------------------------------------------------
  Property Insurance - 1.7%
     715 ACE Ltd.                                     11,932
   1,100 Argonaut Group, Inc.                         21,862
     500 Chicago Title Corp.                          23,125
   1,200 Enhance Financial Services Group, Inc.       19,500
   1,600 LandAmerica Financial Group, Inc.            29,400
   1,000 PMA Capital Corp.                            19,875
     700 Radian Group, Inc.                           33,425
     400 SCPIE Holdings, Inc.                         12,850
   1,500 Stewart Information Services Corp.           19,969
   2,600 The First American Financial Corp.           32,337
     400 The Midland Co.                               8,300
                                                  ----------
                                                     232,575
 ---------------------------------------------------------------
  Publishing - 0.8%
   1,700 Paxar Corp.*                                 14,344
   1,000 Pulitzer, Inc.                               40,312
     800 The Standard Register Co.                    15,500
     900 Wallace Computer Services, Inc.              14,963
   1,200 Ziff-Davis, Inc.-ZD*                         18,975
                                                  ----------
                                                     104,094
 ---------------------------------------------------------------
  Restaurants - 0.8%
   1,200 Buffets, Inc.*                               12,000
     300 CEC Entertainment, Inc.*                      8,512
   1,200 RARE Hospitality International, Inc.*        25,969
     800 Ruby Tuesday, Inc.                           14,550
   2,100 Ryan's Family Steak Houses, Inc.*            17,850
     850 Sonic Corp.*                                 24,225
                                                  ----------
                                                     103,106
 ---------------------------------------------------------------
  Security/Asset Management - 1.4%
   1,600 Affiliated Managers Group, Inc.*             64,700
   2,200 Jefferies Group, Inc.                        48,400
   1,710 Southwest Securities Group, Inc.             46,811
     800 The John Nuveen Co.                          28,850
                                                  ----------
                                                     188,761
 ---------------------------------------------------------------
  Semiconductors - 5.1%
     500 Alpha Industries, Inc.*                      28,656
   1,400 Amkor Technology, Inc.*                      39,550
     500 ANADIGICS, Inc.*                             23,594
     700 Cohu, Inc.                                   21,700
 ---------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM SMALL CAP EQUITY FUND Statement of Investments (continued)
December 31, 1999

  Shares Description                                             Value

  Common Stocks - (continued)
  Semiconductors - (continued)
     500 CTS Corp.                                          $   37,688
   1,800 Cypress Semiconductor Corp.*                           58,275
     500 Dallas Semiconductor Corp.                             32,219
     400 Etec Systems, Inc.*                                    17,950
     500 General Semiconductor, Inc.*                            7,094
   2,000 Integrated Device Technology, Inc.*                    58,000
   1,500 International Rectifier Corp.*                         39,000
   1,600 Kent Electronics Corp.*                                36,400
     600 Lam Research Corp.*                                    66,937
     700 Lattice Semiconductor Corp.*                           32,988
     500 Maker Communications, Inc.*                            21,375
     400 NeoMagic Corp.*                                         4,375
     700 PerkinElmer, Inc.*                                     29,181
     500 The DII Group, Inc.*                                   35,484
     400 TranSwitch Corp.*                                      29,025
     300 TriQuint Semiconductor, Inc.*                          33,375
   1,000 Varian Semiconductor Equipment Associates, Inc.*       34,000
                                                            ----------
                                                               686,866
 -------------------------------------------------------------------------
  Specialty Retail - 2.9%
   1,800 Bandag, Inc.                                           45,000
     300 barnesandnoble.com, Inc.*                               4,256
     400 Beyond.com Corp.*                                       3,125
   1,100 Borders Group, Inc.*                                   17,669
     300 CDnow, Inc.*                                            2,963
     300 Cyberian Outpost, Inc.*                                 2,981
   1,300 Genesco, Inc.*                                         16,900
   1,200 Haverty Furniture Cos., Inc.                           15,150
     500 Hollywood Entertainment Corp.*                          7,250
     400 Insight Enterprises, Inc.*                             16,250
     600 InterTAN, Inc.*                                        15,675
   3,400 Jo-Ann Stores, Inc.*                                   38,250
     400 Lands' End, Inc.*                                      13,900
     800 Michaels Stores, Inc.*                                 22,800
     600 Micro Warehouse, Inc.*                                 11,100
   5,600 OfficeMax, Inc.*                                       30,800
   1,600 PETCO Animal Supplies, Inc.*                           23,800
   1,300 School Specialty, Inc.*                                19,662
   5,500 Spiegel, Inc.*                                         38,672
   1,300 The Pep Boys-Manny, Moe & Jack                         11,863
     600 ValueVision International, Inc.*                       34,387
                                                            ----------
                                                               392,453
 -------------------------------------------------------------------------
  Telephone - 1.2%
     600 CapRock Communications Corp.*                          19,462
     600 Dycom Industries, Inc.*                                26,437
     800 e.spire Communications, Inc.                            4,650
     700 Intermedia Communications, Inc.*                       27,169
     600 ITC DeltaCom, Inc.*                                    16,575
     300 MGC Communications, Inc.*                              15,225
     200 NorthEast Optic Network, Inc.*                         12,513
     500 TALK.com, Inc.*                                         8,875
     900 U.S. LEC Corp.*                                        29,025
                                                            ----------
                                                               159,931
 -------------------------------------------------------------------------

  Shares Description                                Value

  Common Stocks - (continued)
  Thrifts - 1.8%
     800 Bank United Corp.                    $    21,800
   3,600 Bay View Capital Corp.                    51,075
   3,000 Capitol Federal Financial                 29,250
     900 Downey Financial Corp.                    18,169
   1,200 Oriental Financial Group, Inc.            26,475
     500 Reliance Bancorp, Inc.                    17,250
   2,100 Republic Security Financial Corp.         15,028
   2,200 Richmond County Financial Corp.           39,737
   1,200 Staten Island Bancorp, Inc.               21,600
                                              -----------
                                                  240,384
 ------------------------------------------------------------
  Tobacco - 0.2%
   1,000 Universal Corp.                           22,813
 ------------------------------------------------------------
  Truck Freight - 0.8%
     900 Airborne Freight Corp.                    19,800
   1,100 American Freightways Corp.*               17,806
     600 Landstar Systems, Inc.*                   25,687
     500 USFreightways Corp.                       23,938
     400 Werner Enterprises, Inc.                   5,625
   1,000 Yellow Corp.*                             16,813
                                              -----------
                                                  109,669
 ------------------------------------------------------------
  Wireless - 1.1%
     300 Aerial Communications, Inc.*              18,263
     400 Leap Wireless International, Inc.*        31,400
     300 Omnipoint Corp.*                          36,187
     400 Powertel, Inc.*                           40,150
     700 Price Communications Corp.                19,469
                                              -----------
                                                  145,469
 ------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $9,797,770)                           $11,234,103
 ------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
  Repurchase Agreement - 13.3%
  Joint Repurchase Agreement Account II +
  $1,800,000             3.16%                       01/03/2000                     $ 1,800,000
 ----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $1,800,000)                                                                 $ 1,800,000
 ----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $11,597,770)                                                                $13,034,103
 ----------------------------------------------------------------------------------------------

 *  Non-income producing security.
 + A portion of this security is segregated as collateral for initial margin requirements on future transactions.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
The accompanying notes are an integral part of these financial statements.

                      GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND Shareholder Letter
 Dear Shareholders,
 We are pleased to report on the performance of the Goldman Sachs Variable In-surance Trust Capital Growth Fund. This annual report covers the year ended December 31, 1999.

                   Market Review

                   Over the year, restrained inflation, solid growth in corpo-rate profits and gains by a few leadership sectors drove U.S. indices to record levels. These index gains were driven primarily by the Technology and Telecommunications sectors. As was the case in 1998, the strong performance of these stocks continued to be fueled by investor excitement over the explosive growth of the Internet. In the broader market, however, more stocks fell than rose. The NASDAQ Composite Index, driven primarily by Technology stocks listed on the NASDAQ Stock Market, rose 48.2% in the last three months of the period, and an extraordinary 85.6% for the year ended December 31, 1999. According to Frank Rus-sell, the technology sector of the Russell 3000 (broad mar-ket stock index) rose 38.2% in the last three months of the year, and logged a 78.2% gain for the year. While two addi-tional sectors--basic materials and capital goods--also outperformed the Standard & Poor's (S&P) 500, several sec-tors fell sharply, such as transportation and utilities, both down 13%, and bank stocks, down between 10% and 15% on average.

                   Performance Review

                   For the year ended December 31, 1999, the Fund generated a 27.13% aggregate total return, outperforming the 21.04% ag-gregate total return of its benchmark, the S&P 500 Index (with dividends reinvested).

                   The Fund's outperformance was primarily attributable to stock selection. In particular, the Fund's positions in the Technology and Media & Communications sectors contributed strongly to performance.

                   Investment Objective and Strategies

                   The Fund seeks long-term capital growth, primarily through investments in a diversified portfolio of companies that are considered by the investment adviser to have long-term capital appreciation potential.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND
Shareholder Letter (continued)

                   Portfolio Composition

                   Top 10 Portfolio Holdings as of December 31, 1999*

                                                                 Percentage of
              Company                         Line of Business    Net Assets
              -------                         ----------------   -------------
              Microsoft Corp.                 Computer Software       4.8%
              General Electric Co.            Financial Services      4.1
              SPDR Trust ADR Series 1         Miscellaneous           3.3
              Cisco Systems, Inc.             Computer Hardware       2.9
              Wal-Mart Stores, Inc.           Department Store        2.6
              Exxon Mobil Corp.               Energy Resources        2.4
              Intel Corporation               Semiconductors          2.3
              AT&T Corp. Liberty Media Group  Media                   2.3
              Time Warner, Inc.               Media                   2.0
              Sun Microsystems, Inc.          Computer Hardware       1.9

                   * Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it in-vests. References to individual securities do not consti-tute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past perfor-mance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

                   Outlook

                   We are generally bullish on the U.S. economy. Over the last decade, global communication has increased, resulting from significant technological advances as well as a generally peaceful world political environment. We believe that this trend, combined with favorable demographic trends, will benefit U.S. companies over the long term. More fundamen-tally, though, we continue to focus on the core business characteristics which provide a foundation for long-term growth, such as strength of franchise, quality of manage-ment, and free cash flow, along with favorable demographic trends. We believe that the enduring competitive advantage of the companies we own--based on the criteria mentioned above--will withstand even an uncertain market environment.

                   We thank you for your investment and look forward to your continued confidence.

                   Goldman Sachs Growth Equity Management Team

                   January 31, 2000

                      GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND Performance Summary
December 31, 1999
 The following graph shows the value as of December 31, 1999, of a $10,000 in-vestment made on April 30, 1998 (commencement of operations). For comparative purposes, the performance of the Fund's benchmark (the Standard and Poor's
 500 Index ("S&P 500 Index")) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

 Capital Growth Fund's Lifetime Performance

 Growth of a $10,000 investment, Distributions Reinvested April 30, 1998 to December 31, 1999

    [GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND'S LIFETIME
                        PERFORMANCE GRAPH APPEARS HERE]


                  Capital Growth Fund      S&P 500 Index
4/30/98                 10,000                 10,000
5/98                     9,720                  9,828
6/98                    10,280                 10,227
7/98                    10,189                 10,118
8/98                     8,590                  8,655
9/98                     9,120                  9,209
10/98                    9,960                  9,958
11/98                   10,539                 10,562
12/98                   11,340                 11,171
1/99                    11,652                 11,639
2/99                    11,321                 11,277
3/99                    11,913                 11,728
4/99                    12,404                 12,182
5/99                    11,993                 11,894
6/99                    12,816                 12,554
7/99                    12,334                 12,163
8/99                    12,144                 12,102
9/99                    12,034                 11,770
10/99                   12,966                 12,515
11/99                   13,307                 12,769
12/99                   14,420                 13,524


                                                  Since  Inception One Year
  Average Annual Total Return through December
  31, 1999
  Capital Growth Fund (commenced April 30, 1998)            24.43%   27.13%
 --------------------------------------------------------------------------

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND
Statement of Investments
December 31, 1999

  Shares Description                                   Value

  Common Stocks - 99.0%
  Banks - 2.9%
   1,400 Bank of America Corp.                    $   70,262
   2,725 Citigroup, Inc.                             151,408
     500 The Bank of New York Co., Inc.               20,000
   1,400 Wells Fargo Co.                              56,613
                                                  ----------
                                                     298,283
 ---------------------------------------------------------------
  Chemicals - 1.8%
     967 E.I. du Pont de Nemours & Co.                63,701
     700 Minnesota Mining & Manufacturing Co.         68,513
     400 The Dow Chemical Co.                         53,450
                                                  ----------
                                                     185,664
 ---------------------------------------------------------------
  Computer Hardware - 6.6%
   2,800 Cisco Systems, Inc.*                        299,950
     900 Dell Computer Corp.*                         45,900
   1,300 EMC Corp.*                                  142,025
   2,600 Sun Microsystems, Inc.*                     201,337
                                                  ----------
                                                     689,212
 ---------------------------------------------------------------
  Computer Software - 8.4%
     600 CheckFree Holdings Corp.*                    62,700
   1,500 International Business Machines, Inc.       162,000
   4,300 Microsoft Corp.*                            502,025
   1,400 Oracle Corp.*                               156,887
                                                  ----------
                                                     883,612
 ---------------------------------------------------------------
  Consumer Services - 1.3%
   2,700 Cendant Corp.*                               71,719
   1,500 Valassis Communications, Inc.*               63,375
                                                  ----------
                                                     135,094
 ---------------------------------------------------------------
  Department Store - 2.6%
   3,900 Wal-Mart Stores, Inc.                       269,587
 ---------------------------------------------------------------
  Drugs - 7.2%
   2,300 American Home Products Corp.                 90,706
     400 Amgen, Inc.*                                 24,025
   2,900 Bristol-Myers Squibb Co.                    186,144
     600 Eli Lilly & Co.                              39,900
   1,200 Merck & Co., Inc.                            80,475
   3,800 Pfizer, Inc.                                123,263
   1,500 Schering-Plough Corp.                        63,281
   1,800 Warner-Lambert Co.                          147,487
                                                  ----------
                                                     755,281
 ---------------------------------------------------------------
  Electrical Equipment - 5.0%
     200 Corning, Inc.                                25,787
     500 General Instrument Corp.*                    42,500
   1,900 Lucent Technologies, Inc.                   142,144
   1,200 Nortel Networks Corp.                       121,200
   1,080 QUALCOMM, Inc.                              190,215
                                                  ----------
                                                     521,846
 ---------------------------------------------------------------
  Electrical Utilities - 1.5%
   2,100 The AES Corp.*                              156,975
 ---------------------------------------------------------------

  Shares Description                                      Value

  Common Stocks - (continued)
  Energy Resources - 4.5%
     300 Atlantic Richfield Co.                      $   25,950
     600 Chevron Corp.                                   51,975
     500 Enron Corp.                                     22,188
   3,092 Exxon Mobil Corp.                              249,099
   1,900 Royal Dutch Petroleum Co. ADR                  114,831
     300 Unocal Corp.                                    10,069
                                                     ----------
                                                        474,112
 ------------------------------------------------------------------
  Financial Services - 8.8%
   2,400 Federal Home Loan Mortgage Corp.               112,950
   1,900 Federal National Mortgage Assoc.               118,631
   2,800 General Electric Co.                           433,300
   4,000 MBNA Corp.                                     109,000
   1,900 State Street Corp.                             138,819
                                                     ----------
                                                        912,700
 ------------------------------------------------------------------
  Food & Beverage - 2.9%
   3,700 Nabisco Group Holdings Corp.                    39,312
   2,400 PepsiCo, Inc.                                   84,600
   2,400 The Coca-Cola Co.                              139,800
     500 Wm. Wrigley Jr. Co.                             41,469
                                                     ----------
                                                        305,181
 ------------------------------------------------------------------
  Forest - 0.4%
     400 International Paper Co.                         22,575
     300 Weyerhaeuser Co.                                21,544
                                                     ----------
                                                         44,119
 ------------------------------------------------------------------
  Home Products - 4.2%
   2,200 Avon Products, Inc.                             72,600
   2,800 Colgate-Palmolive Co.                          182,000
   3,200 Ralston-Ralston Purina Group                    89,200
     900 The Procter & Gamble Co.                        98,606
                                                     ----------
                                                        442,406
 ------------------------------------------------------------------
  Hotels - 1.4%
   1,600 Harrah's Entertainment, Inc.*                   42,300
   1,800 Marriott International, Inc.                    56,812
   2,000 Starwood Hotels & Resorts Worldwide, Inc.       47,000
                                                     ----------
                                                        146,112
 ------------------------------------------------------------------
  Information Services - 5.8%
   2,200 America Online, Inc.*                          165,962
   1,116 At Home Corp.*                                  47,849
     800 Automatic Data Processing, Inc.                 43,100
   2,500 First Data Corp.                               123,281
     600 Galileo International, Inc.                     17,963
     100 Network Solutions, Inc.*                        21,756
     500 VeriSign, Inc.*                                 95,469
     200 Yahoo!, Inc.*                                   86,537
                                                     ----------
                                                        601,917
 ------------------------------------------------------------------
  Leisure - 0.1%
     700 Hasbro, Inc.                                    13,344
 ------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

  Shares Description                                Value

  Common Stocks - (continued)
  Life Insurance - 0.4%
     500 Hartford Life, Inc.                   $   22,000
     600 Nationwide Financial Services, Inc.       16,763
                                               ----------
                                                   38,763
 ------------------------------------------------------------
  Media - 11.6%
   3,200 A.H. Belo Corp.                           61,000
   1,200 AMFM, Inc.*                               93,900
   4,200 AT&T Corp.-Liberty Media Group*          238,350
     800 Cablevision Systems Corp.*                60,400
   1,800 CBS Corp.*                               115,087
     378 Clear Channel Communications, Inc.*       33,737
   1,900 Comcast Corp.                             96,069
     600 EchoStar Communications Corp.*            58,500
   1,900 Infinity Broadcasting Corp.*              68,756
   2,000 MediaOne Group, Inc.*                    153,625
     900 The Walt Disney Co.                       26,325
   2,900 Time Warner, Inc.                        210,069
                                               ----------
                                                1,215,818
 ------------------------------------------------------------
  Medical Products - 0.7%
     800 Johnson & Johnson                         74,500
 ------------------------------------------------------------
  Medical Providers - 0.2%
   2,500 Service Corp. International               17,344
 ------------------------------------------------------------
  Mining - 0.2%
     300 Alcoa, Inc.                               24,900
 ------------------------------------------------------------
  Motor Vehicle - 0.9%
   1,000 Ford Motor Co.                            53,437
     500 General Motors Corp.                      36,344
                                               ----------
                                                   89,781
 ------------------------------------------------------------
  Oil Refining - 0.3%
     600 Texaco, Inc.                              32,588
 ------------------------------------------------------------
  Oil Services - 1.1%
   1,900 Schlumberger Ltd.                        106,875
     369 Transocean Sedco Forex, Inc.              12,417
                                               ----------
                                                  119,292
 ------------------------------------------------------------
  Property Insurance - 1.1%
     400 Ambac Financial Group, Inc.               20,875
     847 American International Group, Inc.        91,582
                                               ----------
                                                  112,457
 ------------------------------------------------------------
  Publishing - 2.2%
     900 Central Newspapers, Inc.                  35,437
     800 Gannett Co., Inc.                         65,250
   1,500 The New York Times Co.                    73,687
     600 Tribune Co.                               33,038
   1,200 Ziff-Davis, Inc.*                         18,975
                                               ----------
                                                  226,387
 ------------------------------------------------------------

  Shares Description                               Value

  Common Stocks - (continued)
  Restaurants - 0.5%
   1,200 McDonald's Corp.                    $    48,375
 -----------------------------------------------------------
  Security/Asset Management - 0.4%
   1,100 The Charles Schwab Corp.                 42,213
 -----------------------------------------------------------
  Semiconductors - 2.8%
   2,900 Intel Corp.                             238,706
     500 Texas Instruments, Inc.                  48,438
                                             -----------
                                                 287,144
 -----------------------------------------------------------
  Specialty Retail - 2.2%
     600 CVS Corp.                                23,963
     600 Tandy Corp.                              29,513
   1,350 The Home Depot, Inc.                     92,559
   3,000 Walgreen Co.                             87,750
                                             -----------
                                                 233,785
 -----------------------------------------------------------
  Telephone - 4.4%
   2,000 GTE Corp.                               141,125
   3,450 MCI WorldCom, Inc.*                     183,066
   2,800 SBC Communications, Inc.                136,500
                                             -----------
                                                 460,691
 -----------------------------------------------------------
  Tobacco - 0.3%
   1,500 Philip Morris Cos., Inc.                 34,781
 -----------------------------------------------------------
  Wireless - 1.0%
   2,400 Crown Castle International Corp.*        77,100
     300 Sprint Corp. (PCS Group)                 30,750
                                             -----------
                                                 107,850
 -----------------------------------------------------------
  Miscellaneous - 3.3%
   2,344 SPDR Trust ADR Series 1                 344,275
 -----------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $8,407,677)                          $10,346,389
 -----------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $8,407,677)                          $10,346,389
 -----------------------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND
Shareholder Letter
 Dear Shareholders,
 We are pleased to report on the performance of the Goldman Sachs Variable In-surance Trust Mid Cap Value Fund. This annual report covers the year ended December 31, 1999.

                   Market Review

                   Over the year, restrained inflation, solid growth in corpo-rate profits and gains by a few leadership sectors drove U.S. indices to record levels. These index gains were driven primarily by the Technology and Telecommunications sectors. As was the case in 1998, the strong performance of these stocks continued to be fueled by investor excitement over the explosive growth of the Internet. In the broader market, however, more stocks fell than rose. The NASDAQ Composite Index, driven primarily by Technology stocks listed on the NASDAQ Stock Market, rose 48.2% in the last three months of the period, and an extraordinary 85.6% for the year ended December 31, 1999. According to Frank Rus-sell, the technology sector of the Russell 3000 (broad mar-ket stock index) rose 38.2% in the last three months of the year, and logged a 78.2% gain for the year. While two addi-tional sectors--basic materials and capital goods--also outperformed the Standard & Poor's 500, several sectors fell sharply, such as transportation and utilities, both down 13%, and bank stocks, down between 10% and 15% on average.

                   Performance Review

                   For the year ended December 31, 1999, the Fund generated a -0.95% return, versus a -0.10% return for its benchmark, the Russell Midcap Value Index. The Russell Midcap Index generated a 18.23% return. Detractors from performance in-cluded our tobacco position, which suffered due to litiga-tion concerns. We have reduced this overweight position. On a relative basis, our underweights in highly valued indus-tries--wireless communications and computer software--hurt the portfolio, as these industry groups each rose more than one hundred percent during the year. Several specific stocks also detracted from performance, including Fruit of the Loom and Federal Mogul.

                   Investment Objective and Strategies

                   The Fund seeks long-term capital appreciation, primarily through equity securities of companies with public stock market capitalizations within the range of the market cap of companies constituting the Russell Midcap Value Index at the time of investment (currently between $300 million and $15 billion).

                   Benchmark Change

                   Since December 1, 1999, we have been reporting and evaluat-ing the Fund's risk profile against the Russell Midcap Value Index (previously, the Fund's benchmark was the Rus-sell Midcap Index). We believe that over a complete busi-ness cycle, either a growth or value style will offer competitive returns within the mid cap market. Over shorter time periods,

                       GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND
                   however, we believe it is important to view our performance versus a value benchmark such as the Russell Midcap Value Index, as it more accurately captures our style of invest-ing and the universe in which we search for investment ideas.

                   Portfolio Composition

                   Top 10 Portfolio Holdings as of December 31, 1999*

                                                                          Percentage of
              Company                           Line of Business           Net Assets
              -------                           ----------------          -------------
              Pacific Century Financial Corp.   Banks                          2.8%
              UCAR International, Inc.          Heavy Electrical               2.4
              Avnet, Inc.                       Semiconductors                 2.2
              Aetna, Inc.                       Life Insurance                 2.0
              Starwood Hotels & Resorts
               Worldwide, Inc.                  Hotels                         2.0
              Millennium Chemicals, Inc.        Chemicals                      2.0
              Northeast Utilities               Electrical Utilities           2.0
              Public Service Co. of New Mexico  Electrical Utilities           1.9
              Media General, Inc.               Media                          1.9
              The Bear Stearns Cos. Inc.        Security/Asset Management      1.8

                   * Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it in-vests. References to individual securities do not consti-tute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past perfor-mance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

                   Outlook

                   Most of 1999 was a difficult period for the value style of investing. Through some of our holdings were punished in this environment, we remain confident in our long-term as-sessments of their businesses. We are also excited about the investment opportunities that currently exist in the market and will continue to search for businesses that we believe will generate value for the Fund over the long term.

                   Additionally, as part of our ongoing efforts to improve the Fund for the benefit of shareholders, we have, over the past year, implemented some changes. Most recently, these include:

                   . Adding a new Chief Investment Officer, Eileen Rominger,
                     to the US Value Team. Ms. Rominger brings 18 years' in-vestment experience to our value effort.
                   . Implementing a value investment philosophy with a primary emphasis on company quality, as measured by management, strategy and long-term, sustainable advantages.

                   As in the past, we thank you for your continued confidence.

                   Goldman Sachs Value Portfolio Management Team

                   January 31, 2000

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND
Performance Summary
December 31, 1999
 The following graph shows the value as of December 31, 1999, of a $10,000 in-vestment made on May 1, 1998 (commencement of operations). For comparative purposes, the performance of the Fund's benchmark the Russell Midcap Value Index as well as the Russell Midcap Index are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.


 Mid Cap Value Fund's Lifetime Performance

 Growth of a $10,000 investment, Distributions Reinvested May 1, 1998 to December 31, 1999

    [GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND'S LIFETIME
                        PERFORMANCE GRAPH APPEARS HERE]


                                                          Russell
                           Mid Cap         Russell         Midcap
                             Value          Midcap          Value
                              Fund           Index          Index

             5/1/98         10,000          10,000         10,000
             5/30/98         9,710           9,690          9,767
             6/98            9,400           9,825          9,798
             7/98            8,760           9,356          9,301
             8/98            7,400           7,859          7,994
             9/98            7,820           8,368          8,461
             10/98           8,230           8,938          9,009
             11/98           8,530           9,362          9,325
             12/98           8,644           9,911          9,608
             1/99            8,453           9,896          9,386
             2/99            8,241           9,566          9,179
             3/99            8,433           9,865          9,310
             4/99            9,361          10,595         10,192
             5/99            9,835          10,564         10,235
             6/99           10,086          10,937         10,352
             7/99            9,612          10,636         10,093
             8/99            9,027          10,361          9,744
             9/99            8,432           9,996          9,251
             10/99           8,301          10,470          9,523
             11/99           8,462          10,771          9,349
             12/99           8,561          11,721          9,602


                                              Since Inception One Year
  Aggregate Total Return through December 31, 1999
  Mid Cap Value Fund (commenced May 1, 1998)           -8.87%   -0.95%
 -------------------------------------------------------------------------

                       GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND Statement of Investments
December 31, 1999

  Shares Description                                  Value

  Common Stocks - 94.3%
  Apparel - 0.7%
  18,100 Reebok International Ltd.*             $   148,194
 --------------------------------------------------------------
  Banks - 6.7%
   5,600 Comerica, Inc.                             261,450
  32,400 Pacific Century Financial Corp.            605,475
   4,400 Republic of New York Corp.*                316,800
   6,900 UnionBanCal Corp.*                         272,119
                                                -----------
                                                  1,455,844
 --------------------------------------------------------------
  Chemicals - 4.5%
  17,100 IMC Global, Inc.                           280,012
  22,000 Millennium Chemicals, Inc.                 434,500
   5,800 Potash Corp. of Saskatchewan, Inc.         279,488
                                                -----------
                                                    994,000
 --------------------------------------------------------------
  Clothing - 1.6%
  18,900 Ross Stores, Inc.                          339,019
 --------------------------------------------------------------
  Computer Hardware - 2.6%
  20,600 Ingram Micro, Inc.*                        270,375
  11,400 Tech Data Corp.*                           309,225
                                                -----------
                                                    579,600
 --------------------------------------------------------------
  Computer Software - 1.0%
  16,800 Mentor Graphics Corp.*                     221,550
 --------------------------------------------------------------
  Construction - 5.0%
   7,900 Equity Office Properties Trust             194,538
   4,200 Equity Residential Properties Trust        179,288
   9,100 Georgia-Pacific Corp. (Timber Group)       224,087
   5,800 Spieker Properties, Inc.                   211,337
  16,400 Trizec Hahn Corp.                          276,750
                                                -----------
                                                  1,086,000
 --------------------------------------------------------------
  Consumer Durables - 1.0%
   9,500 Herman Miller, Inc.                        218,500
 --------------------------------------------------------------
  Defense/Aerospace - 1.6%
   6,500 Northrop Grumman Corp.                     351,406
 --------------------------------------------------------------
  Department Store - 2.0%
   9,400 Dillard's, Inc.                            189,763
   5,000 Federated Department Stores, Inc.*         252,812
                                                -----------
                                                    442,575
 --------------------------------------------------------------
  Drugs - 1.0%
  25,000 Bergen Brunswig Corp.                      207,813
 --------------------------------------------------------------
  Electrical Utilities - 9.2%
   8,600 DTE Energy Co.                             269,825
  10,700 Entergy Corp.                              275,525
   2,400 FPL Group, Inc.                            102,750
  21,000 Northeast Utilities                        431,812
  25,800 Public Service Co. of New Mexico           419,250
  13,100 SCANA Corp.                                352,063
   4,900 Unicom Corp.                               164,150
                                                -----------
                                                  2,015,375
 --------------------------------------------------------------

  Shares Description                                        Value

  Common Stocks - (continued)
  Energy Resources - 1.5%
   7,900 Tosco Corp.                                  $   214,781
   8,900 Union Pacific Resources Group, Inc.              113,475
                                                      -----------
                                                          328,256
 --------------------------------------------------------------------
  Environmental Services - 1.2%
  18,900 Republic Services, Inc.                          271,688
 --------------------------------------------------------------------
  Financial Services - 2.4%
   3,300 Avalonbay Communities, Inc.                      113,231
   5,100 Public Storage, Inc.                             115,707
  11,793 Waddell & Reed Financial, Inc. Class B*          296,299
                                                      -----------
                                                          525,237
 --------------------------------------------------------------------
  Food & Beverage - 3.7%
  21,995 Archer-Daniels-Midland Co.                       268,064
  25,100 Fleming Cos., Inc.                               257,275
   9,400 International Home Foods, Inc.*                  163,325
  10,700 Nabisco Group Holdings Corp.                     113,688
                                                      -----------
                                                          802,352
 --------------------------------------------------------------------
  Gas Utilities - 0.9%
  10,900 LG&E Energy Corp.                                190,069
 --------------------------------------------------------------------
  Heavy Electrical - 3.3%
   2,900 Phelps Dodge Corp.                               194,662
  30,000 UCAR International, Inc.*                        534,375
                                                      -----------
                                                          729,037
 --------------------------------------------------------------------
  Heavy Machinery - 1.5%
  24,300 AGCO Corp.                                       326,531
 --------------------------------------------------------------------
  Hotels - 2.0%
  18,700 Starwood Hotels & Resorts Worldwide, Inc.*       439,450
 --------------------------------------------------------------------
  Industrial Parts - 1.7%
   2,600 Parker-Hannifin Corp.                            133,412
  18,500 UNOVA, Inc.*                                     240,500
                                                      -----------
                                                          373,912
 --------------------------------------------------------------------
  Industrial Services - 1.6%
  13,800 Modis Professional Services, Inc.*               196,650
   6,600 Ryder System, Inc.                               161,287
                                                      -----------
                                                          357,937
 --------------------------------------------------------------------
  Information Services - 0.5%
   3,400 The Dun & Bradstreet Corp.                       100,300
 --------------------------------------------------------------------
  Life Insurance - 2.0%
   8,000 Aetna, Inc.                                      446,500
 --------------------------------------------------------------------
  Media - 2.9%
  12,400 A.H. Belo Corp.                                  236,375
   7,800 Media General, Inc.                              405,600
                                                      -----------
                                                          641,975
 --------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND
Statement of Investments (continued)
December 31, 1999

  Shares Description                                 Value

  Common Stocks - (continued)
  Medical Providers - 5.6%
  27,700 Health Management Associates, Inc.*   $   370,487
  24,400 Manor Care, Inc.*                         390,400
   4,200 Quest Diagnostics, Inc.*                  128,363
  14,100 Tenet Healthcare Corp.*                   331,350
                                               -----------
                                                 1,220,600
 -------------------------------------------------------------
  Mining - 2.4%
  12,990 AK Steel Holding Corp.                    245,186
  17,800 Ispat International NV                    287,025
                                               -----------
                                                   532,211
 -------------------------------------------------------------
  Oil Refining - 1.3%
  14,200 Valero Energy Corp.                       282,225
 -------------------------------------------------------------
  Oil Services - 0.6%
   2,000 Helmerich & Payne, Inc.                    43,625
   2,200 Tidewater, Inc.                            79,200
                                               -----------
                                                   122,825
 -------------------------------------------------------------
  Property Insurance - 6.3%
  16,300 Everest Reinsurance Holdings, Inc.        363,694
   3,800 Loews Corp.                               230,613
  22,900 Old Republic International Corp.          312,012
   3,900 Radian Group, Inc.*                       186,225
   5,700 XL Capital Ltd.*                          295,687
                                               -----------
                                                 1,388,231
 -------------------------------------------------------------
  Publishing - 1.9%
   7,300 R.R. Donnelley & Sons Co.                 181,131
   3,600 The Times Mirror Co.                      241,200
                                               -----------
                                                   422,331
 -------------------------------------------------------------
  Railroads - 1.2%
  12,300 Canadian Pacific Ltd.                     265,219
 -------------------------------------------------------------
  Restaurants - 1.3%
  28,300 CBRL Group, Inc.                          274,598
 -------------------------------------------------------------
  Security/Asset Management - 1.8%
   9,410 The Bear Stearns Cos., Inc.               402,277
 -------------------------------------------------------------
  Semiconductors - 3.3%
   8,000 Avnet, Inc.                               484,000
   7,662 Vishay Intertechnology, Inc.*             242,311
                                               -----------
                                                   726,311
 -------------------------------------------------------------
  Specialty Retail - 1.1%
   7,200 AutoZone, Inc.*                           232,650
 -------------------------------------------------------------
  Thrifts - 2.2%
   9,700 GreenPoint Financial Corp.                230,981
  33,700 Sovereign Bancorp, Inc.                   251,171
                                               -----------
                                                   482,152
 -------------------------------------------------------------

  Shares Description                                  Value

  Common Stocks - (continued)
  Tobacco - 2.4%
  11,033 R.J. Reynolds Tobacco Holdings, Inc.   $   194,457
  12,800 UST, Inc.                                  322,400
                                                -----------
                                                    516,857
 --------------------------------------------------------------
  Truck Freight - 0.8%
   5,100 CNF Transportation, Inc.                   175,950
 --------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $20,986,159)                            $20,637,557
 --------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
  Repurchase Agreement - 6.0%
  Joint Repurchase Agreement Account II
  $1,300,000             3.16%                       01/03/2000                     $ 1,300,000
 ----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $1,300,000)                                                                 $ 1,300,000
 ----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $22,286,159)                                                                $21,937,557
 ----------------------------------------------------------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
The accompanying notes are an integral part of these financial statements.

        GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM INTERNATIONAL EQUITY FUND Shareholder Letter
 Dear Shareholders,
 We are pleased to report on the performance of the Goldman Sachs Variable In-surance Trust CORE SM International Equity Fund. This annual report covers the period from April 1, 1999, when the Fund began operations, through December 31, 1999.

                   Market Review

                   Europe--New year euphoria surrounding the launch of the Euro was short lived, as markets retreated on news of the peso devaluation, rising U.S. interest rates and sluggish production data in much of the region. Toward period end, European markets strengthened again, boosted by, among other things, strong merger and take-over activity as a number of sectors began to consolidate, improved consumer confidence levels and production activity and the onset of investor interest in technology orientated stocks which propelled the Telecoms, Media and IT sectors to new highs.

                   Japan--The Japanese market performed strongly during the period under review, with much of the rise attributed to the stellar performance of a small number of stocks. Pri-marily underpinning the markets's strength were enhanced expectations for improvement in corporate fundamentals and the macro-economy. Second, consolidation activity acceler-ated in various industries, with the banking sector best representing the overall trend toward strategic alliance. Third, a series of launches of telecom/technology mutual funds helped to substantially drive up the stock prices of a small group of communications stocks, resulting in a con-siderable contraction of market breadth.

                   Performance Review

                   From April 1, 1999 through December 31, 1999, the Fund gen-erated a 26.64% aggregate total return. This compares fa-vorably with the 25.45% aggregate total return of its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index.

                   The CORE International Equity strategy seeks to add value relative to the MSCI-EAFE index from two sources: stock se-lection and global tactical asset allocation, which in-volves over-weighting and under-weighting country equity markets relative to the benchmark. In 1999, global tactical asset allocation decisions resulted in strong performance, led by our decisions to favor Finland and Singapore while underweighting the UK equity market. Our stock selection process struggled through the year and detracted from the portfolio's performance.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM INTERNATIONAL EQUITY FUND Shareholder Letter (continued)

                   Portfolio Composition

                   Top 10 Portfolio Holdings as of December 31, 1999*

                                                                  Percentage of
              Company              Country   Line of Business      Net Assets
              -------              -------   ----------------     -------------
              Telefonica de
               Espana SA           Spain     Telecommunications        2.9%
              Nippon Telephone &
               Telegraph Corp.     Japan     Telecommunications        2.8
              Nokia Oyj Series A   Finland   Telecommunications        2.7
              Toyota Motor Corp.   Japan     Auto                      1.9
              DBS Bank Ltd.        Singapore Banks                     1.7
              British Telecom PLC  Britain   Telecommunications        1.6
              Ericsson
               Telecommunications
               Series B            Sweden    Electrical Equipment      1.5
              Softbank Corp.       Japan     Business Services         1.5
              DaimlerChrysler AG   Germany   Auto                      1.4
              Sony Corp.           Japan     Appliance                 1.4

                   * Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it in-vests. References to individual securities do not consti-tute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past perfor-mance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

                   Investment Objective and Strategies

                   The Fund seeks long-term capital growth, primarily through a broadly diversified portfolio of equity securities of large-cap companies that are organized outside the U.S., or whose securities are principally traded outside the U.S.

                   The CORE SM International portfolio is positioned to invest in assets that we believe are cheap relative to fundamen-tals, and that have strong momentum characteristics. Our risk management strategy helps us as we seek to mitigate exposures to factors that are not related to value and momentum. Ultimately, the goal is to invest in a portfolio of international stocks that has characteristics similar to the MSCI-EAFE index, but that outperforms the index by tak-ing carefully considered active positions.

                   Portfolio Outlook

                   We expect that over a market cycle, both the stock selec-tion and global tactical asset allocation decisions will add value in the portfolio, and that the two disciplines should offer diversified sources of return in the portfo-lio.

                   We thank you for your investment and look forward to your continued confidence.

                   Goldman Sachs Quantitative Equity Management Team

                   January 31, 2000

        GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM INTERNATIONAL EQUITY FUND Performance Summary
December 31, 1999
 The following graph shows the value as of December 31, 1999, of a $10,000 in-vestment made on April 1, 1999 (commencement of operations). For comparative purposes, the performance of the Fund's benchmark (the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE)) is shown. This per-formance data represents past performance and should not be considered indic-ative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

 CORE SM International Equity Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested April 1, 1999 to December 31, 1999

   [GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE INTERNATIONAL EQUITY FUND'S
                   LIFETIME PERFORMANCE GRAPH APPEARS HERE]


                   CORE International        MSCI EAFE
                      Equity Fund              Index
4/1/99                  10,000                 10,000
4/30/99                 10,510                 10,407
5/99                     9,970                  9,873
6/99                    10,459                 10,260
7/99                    10,729                 10,568
8/99                    10,769                 10,609
9/99                    10,789                 10,718
10/99                   11,230                 11,123
11/99                   11,649                 11,511
12/99                   12,665                 12,548


                                                                Since Inception
  Aggregate Total Return through December 31, 1999(a)
  CORE SM International Equity Fund (commenced April 1, 1999)       26.64%
 -------------------------------------------------------------------------------

 (a) Represents aggregate total return since the Fund has not been in operation for a full 12 months.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM INTERNATIONAL EQUITY FUND Statement of Investments
December 31, 1999

  Shares Description                                               Value
  Common Stocks - 100.0%
  Britain - 12.2%
   3,000 Allied Zurich PLC (Insurance)                        $   35,375
   2,300 AMEC PLC (Construction)                                   9,102
   6,400 Arjo Wiggins Appleton PLC (Paper)                        21,606
   1,600 AstraZeneca Group PLC (Health)                           66,473
   1,000 Barclays PLC (Banks)                                     28,736
   2,844 BG Group PLC (Utilities)                                 18,364
   3,100 Billiton PLC (Nonferrous Metals)                         18,377
  17,000 BP Amoco PLC (Energy Resources)                         171,604
   2,400 British American Tobacco (Tobacco)                       13,569
   8,500 British Telecom PLC (Telecommunications)                205,951
   3,100 Centrica PLC (Utilities)                                  9,001
   8,400 Corus Group PLC (Metals)                                 21,845
     500 Daily Mail & General Trust (Broadcasting)                34,729
     900 Diageo PLC (Tobacco)                                      7,182
   5,000 FKI PLC (Electrical Equipment)                           19,586
   7,200 George Wimpey PLC (Construction)                         12,909
   2,900 Glaxo Wellcome PLC (Health)                              82,164
     700 Granada Group PLC (Leisure)                               7,067
   8,500 HSBC Holdings PLC (Banks)                               117,804
   1,400 Imperial Chemical Industries PLC (Chemicals)             14,790
     700 Johnson Matthey PLC (Diversified Industrial
         Manufacturing)                                            6,886
     600 Kingfisher Group (Merchandising)                          6,658
   2,000 Lex Service PLC (Business Services)                      12,018
   1,200 National Power PLC (Utilities)                            6,920
   4,800 NFC PLC (Business Services)                              19,306
   6,400 Norwich Union PLC (Insurance)                            49,053
     600 Pearson PLC (Broadcasting)                               19,529
   1,400 Premier Farnell PLC (Electrical Utilities)               10,425
     800 Racal Electronics PLC (Electrical Equipment)              7,204
     800 Railtrack Group PLC (Business Services)                  13,439
     600 Reuters Group PLC (Business Services)                     8,335
     700 RMC Group PLC (Construction)                              9,611
  10,500 Rolls-Royce PLC (Defense/Aerospace)                      36,465
   3,500 Royal Bank of Scotland Group PLC (Banks)                 61,963
   2,200 Safeway PLC (Merchandising)                               7,631
     800 Shell Transport & Trading Co. (Energy Resources)          6,649
   8,800 Smith & Nephew PLC (Health)                              29,566
   2,400 Smith Group (Merchandising)                              18,657
   4,500 SmithKline Beecham (Health)                              57,060
     800 Standard Chartered PLC (Banks)                           12,729
   1,100 Thames Water (Business Services)                         13,602
   2,600 The Peninsular & Oriental Steam Navigation Co.
         (Ship Transportation)                                    43,132
   2,500 Unilever PLC (Food & Beverage)                           56,689
   1,800 United Utilities PLC (Business Services)                 18,550
  17,200 Vodafone AirTouch PLC (Telecommunications)               85,736
   4,800 Williams PLC (Electrical Utilities)                      21,865
 ---------------------------------------------------------------------------

  Shares Description                                           Value
  Common Stocks - (continued)
  Britain - (continued)
  1,500  Wolseley PLC (Construction)                      $   11,509
    600  WPP Group PLC (Business Services)                     9,401
                                                          ----------
                                                           1,576,822
 -----------------------------------------------------------------------
  Finland - 3.6%
  2,500  Finnair Oyj Series 1 (Airlines)                      11,207
    300  Kesko Oyj (Wholesale)                                 3,808
  1,300  Merita PLC * (Banks)                                  7,648
    300  Metra Oyj (Multi-Industrial)                          5,591
  1,900  Metsa Serla OY (Paper)                               22,106
  1,900  Nokia Oyj Series A (Telecommunications)             344,513
    400  Orion-Yhtyma Oyj (Health)                             9,268
    600  Pohjola Group Insurance Corp. (Insurance)            36,265
    500  Sampo Insurance Co. Ltd. Series A (Insurance)        17,477
                                                          ----------
                                                             457,883
 -----------------------------------------------------------------------
  France - 7.2%
    600  Alstom (Electrical Equipment)                        20,006
    500  Assurances Generales de France (Insurance)           27,098
    800  Axa (Insurance)                                     111,534
  1,100  Banque National de Paris (Banks)                    101,500
    200  Carrefour SA (Specialty Retail)                      36,889
    400  Compagnie de Saint-Gobain (Construction)             75,229
  1,000  France Telecom SA (Telecommunications)              132,265
    100  GTM Entrepose (Construction)                          9,721
    500  Lafarge SA (Construction)                            58,225
    600  Lagardere S.C.A. (Multi-Industrial)                  32,638
    400  Pernod Ricard (Tobacco)                              22,887
    100  Pinault-Printemps-Redoute SA (Merchandising)         26,392
    400  Rhone-Poulenc SA (Chemicals)                         23,250
    700  Sanofi-Synthelabo SA * (Health)                      29,151
    400  Societe Generale (Banks)                             93,079
    400  Suez Lyonnaise Eaux (Business Services)              64,108
    500  Total Fina SA Class B (Energy Resources)             66,737
                                                          ----------
                                                             930,709
 -----------------------------------------------------------------------
  Germany - 9.5%
    200  AGIV AG (Multi-Industrial)                            3,616
    300  Allianz AG (Insurance)                              100,785
  2,000  BASF AG (Chemicals)                                 102,750
    700  Bayer AG (Chemicals)                                 33,142
  1,900  Commerzbank AG (Banks)                               69,764
  2,400  DaimlerChrysler AG (Auto)                           186,642
  1,600  Deutsche Bank AG (Banks)                            135,146
    200  Deutsche Lufthansa AG (Airlines)                      4,654
  2,400  Deutsche Telekom AG (Telecommunications)            170,927
    900  FAG Kugelfischer Georg Schaefer AG (Industrial
         Services)                                             8,069
 -----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

        GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM INTERNATIONAL EQUITY FUND

  Shares Description                                                  Value
  Common Stocks - (continued)
  Germany - (continued)
     400 IWKA AG (Machinery)                                     $    8,421
     100 Karstadt AG (Merchandising)                                  4,009
   2,100 MAN AG (Machinery)                                          78,906
     100 Mannesmann AG (Telecommunications)                          24,126
   1,600 Merck KGAA (Health)                                         49,642
     100 Schering AG (Health)                                        12,088
   1,100 Siemens AG (Electrical Equipment)                          139,951
     200 Thyssen AG (Steel)                                           6,095
   1,700 Veba AG (Utilities)                                         82,628
                                                                 ----------
                                                                  1,221,361
 ------------------------------------------------------------------------------
  Hong Kong - 1.6%
  12,000 Amoy Properties (Real Estate)                               10,111
   9,000 Cable & Wireless HKT Ltd. (Telecommunications)              25,992
   2,000 Cathay Pacific Airways (Airlines)                            3,563
   2,000 CDL Hotels International Ltd. (Leisure)                        798
   2,000 Cheung Kong Holdings Ltd. (Real Estate)                     25,343
   4,000 CLP Holdings Ltd. (Utilities)                               18,422
   1,000 Cosco Pacific Ltd. (Industrial Services)                       830
   1,000 Great Eagle Holdings Ltd. (Real Estate)                      1,775
   1,000 Guoco Group Ltd. (Banks)                                     3,049
   1,000 Hang Lung Development Co. Ltd. (Real Estate)                 1,132
   2,000 Hang Seng Bank Ltd. (Banks)                                 22,834
   2,000 Hong Kong Construction (Holdings) Ltd. (Construction)          727
   3,000 Hutchison Whampoa Ltd. (Financial Services)                 43,610
   1,000 Hysan Development Co. Ltd. (Retailers)                       1,267
   1,000 Kerry Properties Ltd. (Real Estate)                          1,402
   1,000 Sime Darby Hong Kong Ltd. (Retailers)                          334
   2,000 Sun Hung Kai Properties Ltd. (Real Estate)                  20,840
     800 Television Broadcasts Ltd. (Media)                           5,454
   2,000 Wharf Holdings Co. Ltd. (Real Estate)                        4,644
   4,000 Wheelock & Co. Ltd. (Real Estate)                            4,194
   1,000 Wing Lung Bank (Financial Services)                          4,052
   1,000 Yue Yuen Industrial Holdings (Apparel)                       2,380
                                                                 ----------
                                                                    202,753
 ------------------------------------------------------------------------------
  Italy - 4.9%
   2,762 Assicurazioni Generali (Insurance)                          91,260
   2,373 Banca Commerciale Italiana (Banks)                          12,908
  21,559 Banca Intesa SpA (Banks)                                    83,198
   5,200 CIR-Compagnie Industriali Riunite SpA (Multi-
         Industrial)                                                 13,724
   7,000 Enel SpA * (Utilities)                                      29,334
  25,700 ENI SpA (Energy Resources)                                 141,353
     700 Fiat SpA * (Auto)                                           19,991
   5,000 Ifil (Finanziara di Partecipazioni) SpA (Multi-
         Industrial)                                                 49,310
   1,900 Mediaset SpA (Broadcasting)                                 29,552
   2,100 Milano Assicurazioni (Insurance)                             6,093
  10,000 Montedison SpA (Multi-Industrial)                           16,369
   2,000 San Paolo-IMI SpA (Banks)                                   27,178
 ------------------------------------------------------------------------------

  Shares Description                                              Value
  Common Stocks - (continued)
  Italy - (continued)
   3,500 Sirti SpA (Construction)                              $ 12,516
     400 Societa Assicuratrice Industriale (Insurance)            4,477
   6,700 Telecom Italia SpA (Telecommunications)                 92,144
                                                               --------
                                                                629,407
 --------------------------------------------------------------------------
  Japan - 31.2%
   1,000 77 Bank Ltd. (Banks)                                    10,483
     600 Acom Co. (Financial Services)                           58,784
   2,000 Alps Electric Co. (Electrical Utilities)                30,518
     100 Benesse Corp. (Business Services)                       24,078
   1,000 Canon Sales Co., Inc. (Business Services)               15,464
   1,000 Canon, Inc. (Computer Hardware)                         39,738
       4 Central Japan Railway Co. (Railroads)                   25,095
   1,000 Chuo Trust & Bank (Financial Services)                   6,930
   4,000 Cosmo Oil Co. Ltd. (Energy Resources)                    5,990
   1,000 Dai-Ichi Kangyo Bank Ltd. (Banks)                        9,347
   4,000 Dai Nippon Printing Co. Ltd. (Business Services)        63,815
   8,000 Daicel Chemical Industries (Chemicals)                  22,316
   2,000 Daiichi Pharmaceutical Co. (Health)                     26,015
  10,000 Daikyo Inc. * (Real Estate)                             22,218
   3,000 Dainippon Pharmaceutical Co. Ltd. (Health)              16,443
     700 Daito Trust Construction Co. Ltd. (Construction)         7,811
   2,000 Daiwa Securities Group, Inc. (Financial Services)       31,301
     300 FANUC Ltd. (Electrical Utilities)                       38,201
   6,000 Fuji Heavy Industries Ltd. (Auto)                       41,108
   3,000 Fujitsu Ltd. (Computer Hardware)                       136,831
   2,000 Hitachi Chemical Co. Ltd. (Chemicals)                   37,212
  10,000 Hitachi Ltd. (Electrical Equipment)                    160,517
   2,000 Hitachi Metals Ltd. (Metals)                            10,081
   1,000 Honda Motor Co. Ltd. (Auto)                             37,193
  10,000 Izumiya Co. Ltd. (Merchandising)                        95,919
       2 Japan Tobacco, Inc. (Tobacco)                           15,308
   1,000 JUSCO Co. Ltd. (Merchandising)                          17,432
   3,000 Kaken Pharmaceutical Co. Ltd. (Health)                  16,678
   1,000 Kamigumi Co. Ltd. (Business Services)                    4,209
     200 KDD Corp. (Telecommunications)                          27,718
     100 Konami Co. Ltd. (Computer Software)                     17,862
   5,000 Konica Corp. (Multi-Industrial)                         18,596
   8,000 KUBOTA Corp. (Machinery)                                30,616
     500 Kyocera Corp. (Electrical Utilities)                   129,686
   7,000 Kyowa Hakko Kogyo Co. Ltd. (Health)                     41,999
     700 Kyushu Electric Power Co., Inc. (Utilities)             10,345
   3,000 Matsushita Electric Industrial Co. Ltd. (Appliance)     83,097
   6,000 Mazda Motor Corp. (Auto)                                26,720
  18,000 Mitsubishi Electric (Electrical Equipment)             116,277
   5,000 Mitsubishi Heavy Industries Ltd. (Machinery)            16,688
   2,000 Mitsubishi Motors Corp. * (Auto)                         6,832
   2,000 Mitsubishi Trust & Banking (Banks)                      17,618
   7,000 Mitsui Co. (Wholesale)                                  48,987
 --------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM INTERNATIONAL EQUITY FUND Statement of Investments (continued)
December 31, 1999

  Shares Description                                                  Value
  Common Stocks - (continued)
  Japan - (continued)
  10,000 Mitsui O.S.K. Lines Ltd. (Ship Transportation)            $ 16,835
   2,000 Mitsui Soko Co. Ltd. (Business Services)                     4,130
   1,000 Mitsumi Electric Co. Ltd. (Electrical Equipment)            31,320
   1,000 NEC Corp. (Computer Hardware)                               23,833
   1,000 Nikon Corp. (Electrical Utilities)                          29,363
  10,000 Nippon Express Co. Ltd. (Railroads)                         55,300
  10,000 Nippon Oil Co. Ltd. (Energy Resources)                      44,044
   4,000 Nippon Suisan Kaisha Ltd. (Food & Beverage)                  6,147
      21 Nippon Telephone & Telegraph Corp. (Telecommunications)    359,695
   4,000 Nissan Motor Co. Ltd.* (Auto)                               15,738
   1,000 NISSHINBO INDUSTRIES Inc. (Textiles)                         4,522
   2,000 Oji Paper Co. Ltd. (Paper)                                  12,039
     100 ORIX Corp. (Financial Services)                             22,531
     600 Promise Co. Ltd. (Financial Services)                       30,537
   3,000 Ricoh Co. Ltd. (Computer Hardware)                          56,553
     100 Rohm Co. (Electrical Equipment)                             41,108
   1,000 Sankyo Co. Ltd. (Health)                                    20,554
   2,000 Sanyo Electric Co. Ltd. (Electrical Equipment)               8,124
   1,000 Sekisui House Ltd. (Construction)                            8,858
   2,000 Sharp Corp. (Electrical Equipment)                          51,189
   3,000 Shionogi & Co. Ltd. (Health)                                36,439
   9,000 Showa Denko KK (Chemicals)                                  10,306
  11,000 Snow Brand Milk Products Co. Ltd. (Food & Beverage)         44,357
     200 Softbank Corp. (Business Services)                         191,446
     600 Sony Corp. (Appliance)                                     177,939
   7,000 Sumitomo Osaka Cement Co. Ltd. (Construction)                9,249
   7,000 Sumitomo Realty & Development Co. Ltd. (Real Estate)        23,294
   3,000 Suzuki Motor Corp. (Auto)                                   43,780
   5,000 Taiheiyo Cement Corp. (Construction)                         9,543
   1,000 Takeda Chemical Industries Ltd. (Health)                    49,427
     600 Takefuji Corp. (Financial Services)                         75,110
   4,000 The Asahi Bank Ltd. (Banks)                                 24,665
   3,000 The Bank of Fukuoka Ltd. (Banks)                            20,818
   7,000 The Bank of Tokyo-Mitsubishi (Banks)                        97,563
   2,000 The Bank of Yokohama Ltd. (Commercial Banks)                 9,220
   5,000 The Fuji Bank Ltd. (Banks)                                  48,595
   9,000 The Industrial Bank of Japan Ltd. (Banks)                   86,767
   6,000 The Sakura Bank Ltd. (Banks)                                34,766
   2,000 The Sumitomo Bank Ltd. (Banks)                              27,386
   3,000 The Sumitomo Trust & Banking Co. Ltd. (Banks)               20,260
   1,900 Tokyo Electric Power (Electrical Utilities)                 50,954
   4,000 Toppan Printing Co. Ltd. (Business Services)                39,933
   5,000 Toshiba Corp. (Electrical Equipment)                        38,172
 ------------------------------------------------------------------------------

  Shares Description                                                 Value
  Common Stocks - (continued)
  Japan - (continued)
   3,000 Toyo Seikan Kaisha (Multi-Industrial)                  $   43,457
   5,000 Toyota Motor Corp. (Auto)                                 242,243
       6 West Japan Railway (Railroads)                             21,259
   1,000 Yamato Transport Co. Ltd. (Transporation)                  38,759
   5,000 YOKOGAWA ELECTRIC Corp. (Electronics Equipment)            35,284
                                                                ----------
                                                                 4,013,487
 -----------------------------------------------------------------------------
  Netherlands - 5.4%
   4,500 ABN AMRO Holding NV (Banks)                               112,420
     300 DSM NV (Chemicals)                                         12,028
     300 Heineken NV (Tobacco)                                      14,633
     400 Hunter Douglas NV (Multi-Industrial)                       10,879
   2,599 ING Groep NV (Financial Services)                         156,929
   1,100 Koninklijke Ahold NV (Merchandising)                       32,567
     100 Koninklijke Luchtvaart Maatschappij NV (Airlines)           2,569
   2,000 Koninklijke Nedlloyd NV (Railroads)                        56,009
   1,000 Koninklijke Royal Philips Electronics NV (Appliance)      135,992
     100 Koninklijke Vopak NV (Transporation)                        2,377
     900 Koninklijke Wessanen NV (Food & Beverage)                   9,791
     700 KPN NV (Telecommunications)                                68,329
     400 Oce N V (Office)                                            6,761
   1,300 Royal Dutch Petroleum Co. (Energy Resources)               79,686
                                                                ----------
                                                                   700,970
 -----------------------------------------------------------------------------
  Portugal - 0.5%
   1,700 Banco Comercial Portugues SA (Banks)                        9,436
     900 Banco Espirito Santo SA (Banks)                            25,294
     600 Banco Mello SA (Banks)                                      5,736
   1,500 EDP-Electricidade de Portugal SA (Electrical
         Utilities)                                                 26,186
     100 Semapa-Sociedade de Investimento e Gestao AG
         (Building Materials)                                        1,730
                                                                ----------
                                                                    68,382
 -----------------------------------------------------------------------------
  Singapore - 7.8%
  17,000 ACMA Ltd. (Telecommunications)                             12,146
   8,000 City Developments (Real Estate)                            46,833
  29,000 Comfort Group Ltd. (Railroads)                             15,932
   1,000 Cycle & Carriage Ltd. (Auto)                                3,092
  13,000 DBS Bank Ltd. (Banks)                                     213,089
   3,000 DBS Land (Real Estate)                                      5,908
   3,000 Elec & Eltek International Co. Ltd. (Electrical
         Equipment)                                                  9,720
   3,000 Fraser & Neave Ltd. (Tobacco)                              11,078
   1,000 Haw Par Corp. Ltd. (Multi-Industrial)                       1,825
   4,000 Hotel Properties Ltd. (Leisure)                             3,603
   2,000 Jurong Shipyard Ltd. (Machinery)                           10,027
   5,000 Keppel Corp. Ltd. (Multi-Industrial)                       13,089
   7,000 Keppel TatLee Bank Ltd. (Financial Services)               15,467

 ------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

        GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM INTERNATIONAL EQUITY FUND

  Shares Description                                                   Value
  Common Stocks - (continued)
  Singapore - (continued)
  11,000 Marco Polo Development Ltd. (Real Estate)                $   15,785
  12,000 NatSteel Ltd. (Steel)                                        23,921
   5,000 Neptune Orient Lines Ltd. * (Ship Transportation)             6,695
  12,000 Oversea-Chinese Banking Corp. Ltd. (Banks)                  110,237
   2,000 Pacific Carriers Ltd. (Transporation)                         1,321
   6,000 Sembcorp Industries Ltd. (Business Services)                  8,178
  12,000 Singapore Airlines Ltd. (Airlines)                          136,175
   3,000 Singapore Press Holdings Ltd. (Publishing)                   65,026
  27,000 Singapore Technologies Engineering Ltd. (Machinery)          41,825
  51,000 Singapore Telecommunications Ltd. (Telecommunications)      105,338
   2,000 Times Publishing Ltd. (Publishing)                            4,347
   8,000 United Engineers (Construction)                               9,174
  31,000 United Industrial Corp. Ltd. (Real Estate)                   17,496
  10,000 United Overseas Bank Ltd. (Banks)                            88,262
   1,000 Venture Manufacturing Ltd. (Electrical Equipment)            11,468
                                                                  ----------
                                                                   1,007,057
 -------------------------------------------------------------------------------
  Spain - 7.3%
   1,800 Banco Bilbao Vizcaya SA (Banks)                              25,639
  12,800 Banco Santander Central Hispano SA (Banks)                  144,930
     400 Bankinter SA (Banks)                                         20,167
     600 Compania Espanola de Petroleos SA (Energy Resources)          5,905
   1,200 Dragados Y Construcciones SA (Construction)                  10,601
   6,500 Endesa SA (Electrical Utilities)                            129,057
     400 Fomento de Construccions y Contratas SA (Construction)        8,139
     200 Gas Natural SDG SA (Gas Utilities)                            4,608
   1,200 Iberdrola SA (Utilities)                                     16,633
   5,400 Repsol SA (Energy Resources)                                125,222
  14,850 Telefonica de Espana SA * (Telecommunications)              370,987
   4,600 Union Electric Fenosa (Utilities)                            80,350
                                                                  ----------
                                                                     942,238
 -------------------------------------------------------------------------------
  Sweden - 3.3%
   3,500 Electrolux AB (Appliance)                                    88,024
   3,000 Ericsson Telecommunications Series B (Electrical
         Equipment)                                                  192,855
     400 Esselte AB Series B (Business Services)                       3,032
     300 Granges AB (Metals)                                           6,258
   1,100 Hennes & Mauritz AB Series B (Merchandising)                 36,843
     600 Mo och Domsjoe AB Series B (Paper)                           21,648
   2,000 Svenska Cellulosa AB Series B (Paper)                        59,231
 -------------------------------------------------------------------------------

  Shares Description                                                  Value
  Common Stocks - (continued)
  Sweden - (continued)
   200   Volvo AB Series A (Auto)                               $     5,054
   600   Volvo AB Series B (Auto)                                    15,513
                                                                -----------
                                                                    428,458
 ------------------------------------------------------------------------------
  Switzerland - 5.5%
    10   Alusuisse Lonza Group AG (Multi-Industrial)                  7,373
    54   Baloise Holdings Ltd. (Insurance)                           42,493
    26   Compagnie Financiere Richemont AG (Multi-Industrial)        62,049
   270   Credit Suisse Group (Banks)                                 53,668
    11   Forbo Holding AG (Building Materials)                        5,181
    79   George Fischer AG (Machinery)                               27,288
     4   Jelmoli Holding AG (Merchandising)                           4,773
     4   Movenpick Holdings (Leisure)                                 1,984
    31   Nestle SA (Food & Beverage)                                 56,790
    65   Novartis AG (Health)                                        95,440
     3   Pargesa Holding AG (Financial Services)                      4,899
     8   Roche Holding AG (Health)                                   94,957
     2   Roche Holding AG-CHF100 (Health)                            32,657
     6   Schindler Holding AG-PTG Certificates (Machinery)            9,609
    65   Sulzer AG * (Industrial Equipment)                          42,250
    21   Swiss Re (Insurance)                                        43,139
   228   Swisscom AG (Telecommunications)                            92,214
   111   Valora Holding AG (Merchandising)                           29,697
                                                                -----------
                                                                    706,461
 ------------------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $10,783,102)                                            $12,885,988
 ------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $10,783,102)                                            $12,885,988
 ------------------------------------------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SM INTERNATIONAL EQUITY FUND Statement of Investments (continued)
December 31, 1999

  Common and Pre-
  ferred Stock Indus-
  try Concentrations+

  Airlines                  1.2%
  Appliance                 3.8
  Auto                      5.0
  Banks                    15.4
  Broadcasting              0.7
  Building Materials        0.1
  Business Services         4.0
  Chemicals                 2.0
  Commercial Banks          0.1
  Computer Hardware         2.0
  Computer Software         0.1
  Construction              2.0
  Defense/Aerospace         0.3
  Diversified Industrial
  Manufacturing             0.1
  Electrical Equipment      6.6
  Electrical Utilities      3.6
  Electronics Equipment     0.3
  Energy Resources          5.0
  Financial Services        3.5
  Food & Beverage           1.4
  Health                    5.9
  Industrial Equipment      0.3
  Industrial Services       0.1
  Insurance                 4.4
  Leisure                   0.1
  Machinery                 1.7
  Merchandising             2.2
  Metals                    0.3
  Multi-Industrial          2.2
  Nonferrous Metals         0.1
  Office                    0.1
  Paper                     1.1
  Publishing                0.5
  Railroads                 1.3
  Real Estate               1.6
  Ship Transportation       0.5
  Specialty Retail          0.3
  Steel                     0.2
  Telecommunications       16.4
  Tobacco                   0.7
  Transporation             0.3
  Utilities                 2.1
  Wholesale                 0.4
 -------------------------------
  TOTAL COMMON AND PRE-
  FERRED STOCK            100.0%
 -------------------------------

 + Industry concentrations greater than one tenth of one percent are disclosed.
The accompanying notes are an integral part of these financial statements.

                GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND Shareholder Letter
 Dear Shareholders,
 We are pleased to report on the performance of the Goldman Sachs Variable In-surance Trust International Equity Fund. This annual report covers the year ended December 31, 1999.

                   Market Review

                   Europe--As the reporting period began, European equity mar-kets rebounded after a period of weak performance. The pos-itive sentiment surrounding the launch of the Euro was short lived, however, as the markets retreated on news of the peso devaluation, rising U.S. interest rates and slug-gish production data in much of the region. In the second half of the year, the strengthening of consumer and busi-ness confidence, combined with high levels of merger and take-over activity (caused by the heightened pace of con-solidation in a number of sectors such as financials and telecoms) buoyed markets. In the final quarter, technology-oriented stocks exhibited phenomenal performance as invest-ors clamored to get European-technology exposure.

                   Japan--The Japanese market performed strongly during the period under review, with much of the rise attributed to the stellar performance of a small number of stocks. Pri-marily underpinning the market's strength were enhanced ex-pectations for improvement in corporate fundamentals and the macro-economy. Second, consolidation activity acceler-ated in various industries, with the banking sector best representing the overall trend toward strategic alliance. Third, a series of launches of telecom/technology mutual funds helped to substantially drive up the stock prices of a small group of communications stocks, resulting in a con-siderable contraction of market breadth.

                   Asia--During the reporting period, Asian stocks as a whole rebounded. In Korea, investors were encouraged by the gov-ernment's progress in implementing IMF financial reforms. India's market rose dramatically during the first quarter, only to suffer steep losses later in the reporting period due to political upheaval that ended with the fall of the existing government. In Thailand, unprecedented debt re-structuring in the real estate sector made no impact, as an inability to raise sufficient capital hurt banks and other financial institutions' ability to restructure their debt loads.

                   Performance Review

                   For the year ended December 31, 1999 the Fund generated a 31.85% aggregate total return. Over the same time period, the Fund's benchmark, the MSCI EAFE (unhedged) Index, gen-erated a total return of 27.29%. The FT/Actuaries EuroPac Total Return Index (unhedged, with dividends reinvested) generated an aggregate total return of 30.27%.

                   Investment Objective and Strategies

                   The Fund seeks long-term capital growth, primarily through equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND
Shareholder Letter (continued)

                   Benchmark Change

                   Since December 1, 1999, we have been reporting and evaluat-ing the Fund's risk profile against the MSCI EAFE (unhedged) Index (previously, the Fund's benchmark was the FT/Actuaries EuroPac Total Return Index).

                   Portfolio Composition

                   Top 10 Portfolio Holdings as of December 31, 1999*

                                                                    Percentage of
              Company              Country     Line of Business      Net Assets
              -------              -------     ----------------     -------------
              Nokia Oyj            Finland     Telecommunications        2.5%
              British Telecom PLC  Britain     Telecommunications        2.0
              Ericsson
               Telecommunications
               Series B            Sweden      Electrical Equipment      1.7
              Telefonica de
               Espana SA           Spain       Telecommunications        1.7
              VNU NV               Netherlands Media                     1.7
              Mannesmann AG        Germany     Telecommunications        1.7
              Rohm Co.             Japan       Electrical Equipment      1.6
              Total Fina SA Class
               B                   France      Energy Resources          1.5
              Nippon Telephone &
               Telegraph Corp.     Japan       Telecommunications        1.4
              Glaxo Wellcome PLC   Britain     Health                    1.4

                   * Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it in-vests. References to individual securities do not consti-tute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past perfor-mance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

                   Outlook

                   Europe--We are positive on the outlook for European equi-ties. Growth continues to strengthen across the region in the relative absence of inflation. Long-term prospects are enhanced by ongoing structural reform in the pension and savings industry, which we expect over time will lead to highly significant inflows of funds into equity markets. In addition, there continues to be profound structural change taking place in the corporate sector, which is now truly cross-border in nature. At the sector level, the relatively narrow internet representation across Europe's markets has rekindled interest in providers of product in related in-dustries--such as infrastructure and software providers, media companies and cable operators--thus providing invest-ment opportunities.

                   Japan--Looking ahead to the next six months, we are cau-tiously optimistic about the market. Interim results an-nounced during the past three months were better than initial company forecasts, encouragingly a view that corpo-rate profits were on a recovery path. Many companies are in the process of implementing restructuring plans that were announced in early 1999. We believe these plans will but-tress earnings, even during a period of contracting reve-nues. Any change in market sentiment toward growth-oriented, telecom-related stocks

                GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

                   whose valuations are already stretched after a substantial year-long rise is a potential market risk.

                   Asia--Powerful economic growth in Asia should continue into 2000. Whereas exports to the U.S. and Europe originally led Asia out of its financial crisis, we believe growth in 2000 will be characterized by increasing domestic demand, intra-regional trade and the revival of the Japanese market. This should help insulate Asia from a slowdown or tighter li-quidity in the Western markets. At the sector level, strong global growth should feed into higher commodity prices which will benefit commodity exporters such as Australia and New Zealand. Technology will also remain an important sector, despite the global overvaluation in certain "dot.com' shares. Asia's dominance in many technologies is built on the foundation of competitive, focused companies that continue to trade at compelling valuations.

                   We thank you for your investment and look forward to your continued confidence.

                   Goldman Sachs International Equity Management Team

                   January 31, 2000

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND
Performance Summary
December 31, 1999
 The following graph shows the value as of December 31, 1999, of a $10,000 in-vestment made on January 12, 1998 (commencement of operations). For compara-tive purposes, the performance of the Fund's benchmarks (FT Euro-Pac Unhedged) and the Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE (unhedged)") are shown. This performance data rep-resents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

 International Equity Fund's Lifetime Performance

 Growth of a $10,000 investment, Distributions Reinvested January 12, 1998 to December 31, 1999

 [GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND'S LIFETIME
                        PERFORMANCE GRAPH APPEARS HERE]


                      Intl Equity            FT Euro-Pac            MSCI EAFE
                         Fund                 Unhedged              (unhedged)
1/12/98                 10,000                 10,000                10,000
1/31/98                 10,350                 10,789                10,460
2/98                    11,040                 11,478                11,134
3/98                    11,671                 11,802                11,479
4/98                    11,841                 11,845                11,572
5/98                    12,131                 11,820                11,519
6/98                    11,952                 11,835                11,608
7/98                    11,982                 11,911                11,729
8/98                    10,702                 10,442                10,278
9/98                    10,352                 10,162                 9,966
10/98                   10,832                 11,245                11,007
11/98                   11,402                 11,861                11,574
12/98                   12,007                 12,284                12,034
1/99                    12,206                 12,234                12,001
2/99                    11,871                 11,965                11,718
3/99                    12,121                 12,516                12,210
4/99                    12,310                 13,093                12,707
5/99                    11,815                 12,420                12,055
6/99                    12,316                 12,941                12,528
7/99                    12,717                 13,391                12,903
8/99                    12,936                 13,568                12,954
9/99                    12,984                 13,709                13,087
10/99                   13,506                 14,220                13,581
11/99                   14,449                 14,772                14,055
12/99                   15,798                 16,001                15,318


                                                    Since Inception One year
  Average Annual Total Return through December 31,
  1999
  International Equity Fund (commenced January 12,
   1998)                                                     26.26%   31.85%
 ---------------------------------------------------------------------------

                GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND Statement of Investments
December 31, 1999

  Shares Description                                                  Value

  Common Stocks - 86.2%
  Australia - 2.7%
   1,700 AMP Ltd. (Life Insurance)                              $    18,783
   2,800 Australia & New Zealand Banking Group Ltd. (Banks)          20,369
     600 Brambles Industries Ltd. (Multi-Industrial)                 16,592
   4,100 Broken Hill Proprietary Co. Ltd. (Nonferrous Metals)        53,836
  11,200 Cable & Wireless Optus Ltd.* (Telecommunications)           37,426
   3,800 Coles Myer Ltd. (Specialty Retail)                          19,628
   2,500 Commonwealth Bank of Australia (Banks)                      43,050
   9,800 Foster's Brewing Group Ltd. (Food & Beverage)               28,115
   1,868 Lend Lease Corp. Ltd. (Financial Services)                  26,170
   3,400 National Australia Bank (Banks)                             52,008
   3,700 News Corp. Ltd. (Media)                                     35,926
   1,800 Pioneer International Ltd. (Construction)                    5,424
   2,300 Rio Tinto Ltd. (Mining)                                     49,407
   2,950 Tab Corp. Holdings Ltd. (Entertainment)                     19,975
   7,000 Telstra Corp. (Utilities)                                   38,051
   3,100 Westpac Banking Corp. (Banks)                               21,383
   3,400 WMC Ltd. (Mining)                                           18,750
   4,300 Woodside Petroleum Ltd. (Oil Services)                      31,758
   4,300 Woolworths Ltd. (Specialty Retail)                          14,792
                                                                -----------
                                                                    551,443
 ------------------------------------------------------------------------------
  Belgium - 0.6%
     712 Dexia NPV (Banks)                                          117,985
     712 Dexia NPV Strips* (Banks)                                       14
                                                                -----------
                                                                    117,999
 ------------------------------------------------------------------------------
  Britain - 17.3%
  15,076 Allied Zurich PLC (Insurance)                              177,772
   3,004 AstraZeneca Group PLC (Health)                             124,803
   5,303 Barclays PLC (Banks)                                       152,388
  21,824 BP Amoco PLC (Energy Resources)                            220,299
  10,363 British Aerospace PLC (Defense/Aerospace)                   68,129
  16,880 British Telecom PLC (Telecommunications)                   408,994
   2,874 Carlton Communications PLC (Media)                          27,993
   1,564 Colt Telecom Group PLC* (Telecommunications)                80,741
   9,631 Diageo PLC (Tobacco)                                        76,851
   1,410 Energis PLC* (Telecommunications)                           67,758
   9,974 Glaxo Wellcome PLC (Health)                                282,587
  11,937 HSBC Holdings PLC (Banks)                                  165,438
   9,204 Lloyds TSB Group PLC (Banks)                               114,329
   9,745 Marconi PLC (Telecommunications)                           171,893
   6,379 Misys PLC (Business Services)                               99,021
 ------------------------------------------------------------------------------

  Shares Description                                                   Value

  Common Stocks - (continued)
  Britain - continued
   6,258 National Westminster Bank PLC (Banks)                   $   134,444
  15,430 Reckitt Benckiser PLC (Food & Beverage)                     146,055
  19,359 Reuters Group PLC (Business Services)                       268,927
  15,042 Shell Transport & Trading Co. (Energy Resources)            125,010
   5,402 SmithKline Beecham (Health)                                  68,498
  22,417 Stagecoach Holdings PLC (Railroads)                          57,574
  12,870 Thus PLC* (Telecommunications)                               81,285
  11,173 Unilever PLC (Food & Beverage)                               82,117
  55,525 Vodafone AirTouch PLC (Telecommunications)                  276,773
                                                                 -----------
                                                                   3,479,679
 -------------------------------------------------------------------------------
  China - 0.5%
  17,000 China Telecom Ltd.* (Telecommunications)                    106,066
 -------------------------------------------------------------------------------
  Denmark - 0.3%
   1,012 ISS International Service System Series B* (Business
         Services)                                                    68,070
 -------------------------------------------------------------------------------
  Finland - 2.6%
   6,231 Merita PLC* (Banks)                                          36,656
   2,736 Nokia Oyj (Telecommunications)                              496,100
                                                                 -----------
                                                                     532,756
 -------------------------------------------------------------------------------
  France - 9.7%
   1,265 Accor SA (Hotels)                                            61,128
     767 Air Liquide SA (Chemicals)                                  128,412
   3,342 Alstom (Electrical Equipment)                               111,433
     933 Axa (Insurance)                                             130,076
     294 Carrefour SA (Specialty Retail)                              54,227
   2,116 Compagnie Generale des Etablissements Michelin (Auto)        83,131
   1,013 Equant* (Computer Software)                                 115,004
   7,386 Rhodia (Chemicals)                                          166,960
   4,436 Rhone-Poulenc SA (Chemicals)                                257,839
     781 Societe Generale (Banks)                                    181,737
     848 ST Microelectronics (Semiconductors)                        130,527
   2,278 Total Fina SA Class B (Energy Resources)                    304,053
   2,589 Vivendi (Business Services)                                 233,810
                                                                 -----------
                                                                   1,958,337
 -------------------------------------------------------------------------------
  Germany - 6.3%
     380 Allianz AG (Property Insurance)                             127,661
   2,257 BASF AG (Chemicals)                                         115,953
     520 Deutsche Bank AG (Banks)                                     43,922
   1,669 Deutsche Telekom AG (Telecommunications)                    118,866
   2,366 Epcos* (Electronics Equipment)                              177,563
     797 HypoVereinsbank (Banks)                                      54,434
 -------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND
Statement of Investments (continued)
December 31, 1999

  Shares Description                                               Value

  Common Stocks - (continued)
  Germany - continued
   1,380 Mannesmann AG (Telecommunications)                  $   332,939
     194 Muenchener Rueckversicherungs-Gesellschaft AG
         (Property Insurance)                                     49,208
   1,988 Preussag AG (Multi-Industrial)                          110,744
   1,086 Siemens AG (Electrical Equipment)                       138,170
                                                             -----------
                                                               1,269,460
 ---------------------------------------------------------------------------
  Hong Kong  - 2.4%
  19,800 Cable & Wireless HKT Ltd. (Telecommunications)           57,183
   5,000 Cheung Kong Holdings Ltd. (Real Estate)                  63,356
   5,000 CLP Holdings Ltd. (Utilities)                            23,027
  42,000 Giordano International Ltd. (Apparel)                    43,224
   3,000 Hang Seng Bank Ltd. (Banks)                              34,251
  22,000 Hong Kong & China Gas Co. Ltd. (Utilities)               30,141
  13,000 Hutchison Whampoa Ltd. (Financial Services)             188,975
  10,000 New World China Land Ltd.* (Real Estate)                  3,698
  15,000 New World Development Co. Ltd. (Real Estate)             33,769
                                                             -----------
                                                                 477,624
 ---------------------------------------------------------------------------
  Ireland - 0.4%
   9,433 Bank of Ireland (Banks)                                  75,068
 ---------------------------------------------------------------------------
  Italy - 2.6%
  36,115 Banca di Roma (Banks)                                    46,422
  13,175 ENI SpA (Energy Resources)                               72,464
   8,046 San Paolo-IMI SpA (Banks)                               109,338
  46,490 Seat Pagine Gialle SpA* (Media)                         102,562
   9,815 Telecom Italia SpA (Telecommunications)                 138,420
  12,821 Unicredito Italiano SpA (Banks)                          63,026
                                                             -----------
                                                                 532,232
 ---------------------------------------------------------------------------
  Japan - 20.8%
   2,300 Aderans Co. Ltd. (Specialty Retail)                      85,544
   1,000 Advantest Corp. (Electrical Equipment)                  264,265
  18,000 Asahi Chemical Industry Co. Ltd. (Chemicals)             92,493
  12,000 Asahi Glass Co. Ltd. (Home Products)                     92,904
   3,000 Bridgestone Corp. (Auto)                                 66,066
   3,000 Canon, Inc. (Computer Hardware)                         119,213
  20,000 Chiba Bank Ltd. (Banks)                                 110,796
   4,000 Circle K Japan Co. (Specialty Retail)                   164,040
   5,000 Daiwa Securities Group, Inc. (Financial Services)        78,252
   1,100 FANUC Ltd. (Electronics Equipment)                      140,070
   2,000 Fuji Photo Film Ltd. (Leisure)                           73,016
   3,000 Fujitsu Ltd. (Computer Hardware)                        136,831
   1,000 Honda Motor Co. Ltd. (Auto)                              37,193
 ---------------------------------------------------------------------------

  Shares Description                                                  Value

  Common Stocks - (continued)
  Japan - continued
   5,000 Kao Corp. (Food & Beverage)                            $   142,654
   9,000 Kirin Brewery Ltd. (Alcohol)                                94,695
     500 Konami Co. Ltd. (Computer Software)                         89,312
  22,000 Mitsui Marine & Fire (Insurance)                           130,488
     500 Nintendo Co. Ltd. (Entertainment)                           83,097
      17 Nippon Telephone & Telegraph Corp.
         (Telecommunications)                                       291,181
       5 NTT Mobile Communications Network, Inc.
         (Telecommunications)                                       192,327
   7,000 Ricoh Co. Ltd. (Computer Hardware)                         131,957
     800 Rohm Co. (Electrical Equipment)                            328,864
   3,000 Shin-Etsu Chemical Co. Ltd. (Chemicals)                    129,196
     700 SMC Corp. (Machinery)                                      154,908
   1,200 Takefuji Corp. (Financial Services)                        150,220
   1,000 TDK Corp. (Computer Hardware)                              138,103
   4,000 Terumo Corp. (Medical Products)                            106,881
  11,000 The Bank of Tokyo-Mitsubishi (Banks)                       153,313
   6,000 The Fuji Bank Ltd. (Banks)                                  58,315
   3,300 Tokyo Electric Power (Electrical Utilities)                 88,500
   2,700 Toppan Forms Co. Ltd. (Publishing)                          72,673
   5,000 Yamanouchi Pharmaceutical Co., Ltd. (Drugs)                174,709
       1 Yoshinoya D&C Co. Ltd. (Restaurants)                        17,618
                                                                -----------
                                                                  4,189,694
 ------------------------------------------------------------------------------
  Netherlands - 7.7%
   1,001 Aegon NV (Financial Services)                               96,702
   3,157 Fortis Netherlands NV (Financial Services)                 113,692
   2,458 Getronics NV (Business Services)                           196,104
   2,798 ING Groep NV* (Financial Services)                         168,945
   1,952 Koninklijke Royal Philips Electronics NV (Appliance)       265,457
   2,230 KPN NV (Telecommunications)                                217,675
   3,843 Libertel NV* (Telecommunications)                          100,652
   1,949 TNT Post Group NV (Business Services)                       55,857
   6,407 VNU NV (Media)                                             336,774
                                                                -----------
                                                                  1,551,858
 ------------------------------------------------------------------------------
  New Zealand - 0.1%
   3,200 Telecom Corp. of New Zealand Ltd. (Utilities)               15,048
 ------------------------------------------------------------------------------
  Singapore - 1.0%
   3,000 Chartered Semiconductor Manufacturing Ltd.*
         (Semiconductors)                                            16,391
   1,000 City Developments (Real Estate)                              5,854
   6,489 DBS Group Holdings Ltd. (Banks)                            106,364
   7,000 First Capital Corp. Ltd. (Real Estate)                       9,331
   1,000 Singapore Airlines Ltd. (Airlines)                          11,348
 ------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND


  Shares Description                                                 Value
  Common Stocks - (continued)
  Singapore - continued
   1,000 Singapore Press Holdings Ltd. (Publishing)            $    21,675
  14,000 Singapore Technologies Engineering Ltd. (Machinery)        21,687
   6,000 Singapore Telecommunications Ltd.
         (Telecommunications)                                       12,393
                                                               -----------
                                                                   205,043
 -----------------------------------------------------------------------------
  Spain - 3.8%
   2,243 Acerinox SA (Steel)                                        89,679
   6,783 Altadis (ex Tabacalera SA) (Tobacco)                       96,480
  10,986 Banco Santander Central Hispano SA (Banks)                124,390
   5,006 Endesa SA (Electrical Utilities)                           99,394
  13,863 Telefonica de Espana SA* (Telecommunications)             346,329
                                                               -----------
                                                                   756,272
 -----------------------------------------------------------------------------
  Sweden - 4.1%
   5,483 Ericsson Telecommunications Series B (Electrical
         Equipment)                                                352,474
  15,014 Nordbanken Holding AB (Banks)                              88,224
  12,395 Securitas AB Series B (Business Services)                 224,331
   5,205 Skandia Forsakring (Insurance)                            157,208
                                                               -----------
                                                                   822,237
 -----------------------------------------------------------------------------
  Switzerland - 3.3%
      58 Nestle SA (Food & Beverage)                               106,253
     111 Novartis AG (Health)                                      162,983
      14 Roche Holding AG (Health)                                 166,175
      25 Swiss Re (Property Insurance)                              51,356
     636 UBS AG (Banks)                                            171,752
                                                               -----------
                                                                   658,519
 -----------------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $13,289,929)                                           $17,367,405
 -----------------------------------------------------------------------------
  Preferred Stock - 1.0%
  Germany - 1.0%
     319 SAP AG (Computer Software)                            $   192,164
 -----------------------------------------------------------------------------
  TOTAL PREFERRED STOCK
  (Cost $140,228)                                              $   192,164
 -----------------------------------------------------------------------------

  Principal             Interest                       Maturity
    Amount                Rate                           Date                              Value
  Short-Term Obligation - 11.5%
  State Street Bank & Trust Euro Time Deposit/\
  $2,311,000                4.00%                     01/03/2000                     $ 2,311,000
 -----------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATION
  (Cost $2,311,000)                                                                  $ 2,311,000
 -----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $15,741,157)                                                                 $19,870,569
 -----------------------------------------------------------------------------------------------

 *  Non-income producing security.
 /\ A portion of this security is segregated as collateral for initial margin requirements on future transactions.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND
Statement of Investments (continued)
December 31, 1999

  Common and Preferred
  Stock Industry                           As a % of
  Classifications+                  total net assets
  Airlines                                       0.1%
  Alcohol                                        0.5
  Apparel                                        0.2
  Appliance                                      1.3
  Auto                                           0.9
  Banks                                         11.3
  Business Services                              5.7
  Chemicals                                      4.4
  Computer Hardware                              2.6
  Computer Software                              2.0
  Defense/Aerospace                              0.3
  Drugs                                          0.9
  Electrical Equipment                           5.9
  Electrical Utilities                           0.9
  Electronics
  Equipment                                      1.6
  Energy Resources                               3.6
  Entertainment                                  0.5
  Financial Services                             4.1
  Food & Beverage                                2.5
  Health                                         4.0
  Home Products                                  0.5
  Hotels                                         0.3
  Insurance                                      2.9
  Leisure                                        0.4
  Life Insurance                                 0.1
  Machinery                                      0.9
  Media                                          2.5
  Medical Products                               0.5
  Mining                                         0.3
  Multi-Industrial                               0.6
  Nonferrous Metals                              0.3
  Oil Services                                   0.2
  Property Insurance                             1.1
  Publishing                                     0.5
  Railroads                                      0.3
  Real Estate                                    0.6
  Restaurants                                    0.1
  Semiconductors                                 0.7
  Specialty Retail                               1.7
  Steel                                          0.4
  Telecommunications                            17.6
  Tobacco                                        0.9
  Utilities                                      0.5
 ----------------------------------------------------
  TOTAL COMMON AND PREFERRED STOCK              87.2%
 ----------------------------------------------------

 + Industry concentrations greater than one tenth of one percent are disclosed.
The accompanying notes are an integral part of these financial statements.

           GOLDMAN SACHS VARIABLE INSURANCE TRUST SHORT DURATION GOVERNMENT FUND Shareholder Letter
 Dear Shareholder,
 We are pleased to report on the performance of the Goldman Sachs Variable In-surance Trust Short Duration Government Fund. This annual report covers the period from April 1, 1999, when the Fund began operations, through December
 31, 1999.

                   Market Review

                   Early in the period under review, virtually all non-Trea-sury sectors benefited from the gradual stabilization of the global financial markets and investors' renewed toler-ance for risk. Emerging economic data that pointed to a stable U.S. economy further encouraged bond market perfor-mance. This was short-lived, however, as economic indica-tors that are critical in determining the Federal Open Market Committee's position on monetary policy came in higher than expected.

                   During the second half of the period, the Federal Reserve Board (the "Fed") initiated a series of rate hikes due to Committee Chairman Alan Greenspan's perception that the U.S. economy was growing at a faster pace than preferred. At period end, however, despite continued signs of very strong gross domestic product growth, the Fed, as expected, left rates unchanged at its December 21 meeting. The Fed's desire to avoid pre-Y2K market disruptions was a main fac-tor behind its decision not to tighten. Trading in the fixed income markets tapered off, as investor unwillingness to take positions before year-end combined with investor concerns over Y2K issues.

                   Performance Review

                   From April 1, 1999 through December 31, 1999, the Fund gen-erated a 1.41% cumulative total return. This compares to the 1.64% cumulative total return of its benchmark, the Two-year U.S. Treasury Security.

                   Investment Objective

                   The Fund seeks a high level of current income and second-arily, in seeking current income, may also consider the po-tential for capital appreciation. The Fund invests primarily in securities that are issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises.

                   Portfolio Composition

                                                                 Percentage of
              Sector                                              Net Assets
              ------                                             -------------
              Fixed Rate Pass-Throughs                               35.3%
              Collateralized Mortgage Obligations                    24.8
              Asset Backed Securities                                19.9
              U.S. Treasury Obligations                              12.3
              Agency Debentures                                       4.7
              Cash Equivalent                                         1.9

GOLDMAN SACHS VARIABLE INSURANCE TRUST SHORT DURATION GOVERNMENT FUND Shareholder Letter (continued)

                   Outlook

                   Although current spreads in the mortgage market are provid-ing less of a cushion against widening than they have in the recent past, solid fundamentals--stable-to-modestly higher Treasury rates and diminished prepayment uncertain-ty--argue against paring back the Fund's exposure at this time. Therefore, we will continue to emphasize lower vola-tility collateral within the pass-through sector, and well-structured PACs and sequentials in the CMO sector.

                   We thank you for your investment and look forward to your continued confidence.

                   Goldman Sachs Fixed Income Management Team

                   January 31, 2000

           GOLDMAN SACHS VARIABLE INSURANCE TRUST SHORT DURATION GOVERNMENT FUND Performance Summary
December 31, 1999
 The following graph shows the value as of December 31, 1999, of a $10,000 in-vestment made on April 1, 1999 (commencement of operations). For comparative purposes, the performance of the Fund's benchmark (the Two-Year U.S. Treasury Security) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctu-ate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

 Short Duration Government Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested April 1, 1999 to December 31, 1999

   [GOLDMAN SACHS VARIABLE INSURANCE TRUST SHORT DURATION GOVERNMENT FUND'S
                   LIFETIME PERFORMANCE GRAPH APPEARS HERE]


                                               Two-Year
                    Short Duration          U.S. Treasury
                    Government Fund            Security
4/1/99                  10,000                 10,000
4/30/99                 10,020                 10,022
5/99                     9,990                 10,007
6/99                     9,980                 10,030
7/99                     9,980                 10,053
8/99                     9,980                 10,076
9/99                    10,080                 10,136
10/99                   10,110                 10,141
11/99                   10,150                 10,156
12/99                   10,142                 10,166


                                                      Since Inception
  Aggregate Total Return through December 31, 1999(a)
  Short Duration Government Fund (commenced April 1,
  1999)                                                         1.41%
 ----------------------------------------------------------------------------

 (a) Represents aggregate total return since the Fund has not been in operation for a full 12 months.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SHORT DURATION GOVERNMENT FUND Statement of Investments
December 31, 1999

  Principal Interest    Maturity
   Amount     Rate        Date         Value

  Agency Debentures - 4.7%
  Federal National Mortgage Association
  (FNMA)
  $500,000    5.75%    04/15/2003 $  485,452
 -------------------------------------------
  TOTAL AGENCY DEBENTURES
  (Cost $491,572)                 $  485,452
 -------------------------------------------
  Asset-Backed Securities - 19.9%
  Auto - 9.3%
  Americredit Automobile Receivables
  Series 1997-D, Class A3
  $300,000    6.24%    09/05/2003 $  297,384
  Americredit Automobile Receivables Trust
  Series 1999-D, Class A1
   458,889    6.41     02/12/2002    457,933
  Onyx Acceptance Auto Trust Series 1999-D,
  Class A4
   200,000    7.00     11/15/2004    199,732
                                  ----------
                                  $  955,049
 -------------------------------------------
  Credit Card - 3.9%
  Fingerhut Master Trust Series 1998-1,
  Class A
  $400,000    6.07%    02/15/2005 $  397,044
                                  ----------
                                  $  397,044
 -------------------------------------------
  Home Equity - 6.7%
  Advanta Mortgage Loan Trust Series
  1997-3, Class A4
  $250,000    6.87%    09/25/2021 $  248,750
  Southern Pacific Secured Assets Corp.
  Series 1998-1, Class A2
   450,000    6.27     02/25/2018    444,861
                                  ----------
                                  $  693,611
 -------------------------------------------
  TOTAL ASSET-BACKED SECURITIES
  (Cost $2,066,053)               $2,045,704
 -------------------------------------------
  Mortgage Backed Obligations - 60.1%
  Federal Home Loan Mortgage
  Corp. (FHLMC) - 8.8%
  $950,855    6.00%    05/01/2014 $  902,713
                                  ----------
                                  $  902,713
 -------------------------------------------
  Federal National Mortgage Association
  (FNMA) -  17.9%
  $962,661    6.50%    02/01/2029 $  907,000
   843,540    6.50     07/01/2029    795,298
   155,270    6.50     11/01/2029    146,390
                                  ----------
                                  $1,848,688
 -------------------------------------------
  Government National Mortgage Association
  (GNMA) -  8.6%
  $ 14,967    7.00%    05/15/2023 $   14,556
   883,631    7.00     07/15/2023    859,331
    14,942    7.00     09/15/2023     14,531
                                  ----------
                                  $  888,418
 -------------------------------------------

       Principal               Interest          Maturity
         Amount                  Rate              Date          Value

  Mortgage Backed Obligations - continued
  Collateralized Mortgage Obligations - 24.8%
  Inverse Floater# - 0.9%
  FHLMC Series 1693, Class S
                $102,171          6.23%         09/15/2008 $    94,916
                                                           -----------
                                                           $    94,916
 ---------------------------------------------------------------------
  Regular Floater CMOs # - 5.0%
  FHLMC Series 1454, Class L
                $170,174          5.99%         04/15/2022 $   170,382
  FHLMC Series 1510, Class JA
                 348,757          6.09          05/15/2013     346,898
                                                           -----------
                                                           $   517,280
 ---------------------------------------------------------------------
  Sequential Fixed Rate CMOs - 18.9%
  FHLMC Series 1693, Class Z
                $352,694          6.00%         03/15/2009 $   311,612
  FHLMC Series 1998, Class DB
                 326,322          9.50          01/17/2025     340,044
  FHLMC Series 2152, Class AB
                 481,732          6.25          01/15/2026     456,027
  FNMA Remic Trust Series 1992-6, Class Z
                 451,856          7.50          01/25/2021     452,181
  INMC Series 1994-Q, Class A11
                 385,836          7.50          09/25/2014     381,789
                                                           -----------
                                                           $ 1,941,653
 ---------------------------------------------------------------------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $2,606,840)                                        $ 2,553,849
 ---------------------------------------------------------------------
  TOTAL MORTGAGE BACKED OBLIGATIONS
  (Cost $6,336,834)                                        $ 6,193,668
 ---------------------------------------------------------------------
  U.S. Treasury Obligations - 12.3%
  United States Treasury Notes
                $280,000          5.63%         11/30/2000 $   278,818
                 900,000          5.25          05/31/2001     888,471
                 100,000          6.63          07/31/2001     100,609
 ---------------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $1,277,982)                                        $ 1,267,898
 ---------------------------------------------------------------------
  Repurchase Agreement - 1.9%
  Joint Repurchase Agreement Account II/\
                $200,000          3.16%         01/03/2000 $   200,000
 ---------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $200,000)                                          $   200,000
 ---------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $10,372,441)                                       $10,192,722
 ---------------------------------------------------------------------

 # Variable rate security, coupon rate disclosed is that which is in effect at
   December 31, 1999.
 /\A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
The accompanying notes are an integral part of these financial statements.

                       GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL INCOME FUND Shareholder Letter
 Dear Shareholders,
 We are pleased to report on the performance of the Goldman Sachs Variable In-surance Trust Global Income Fund. This annual report covers the year ended December 31, 1999.

                   Market Review

                   . The Dollar Bloc--Early in the period a weak global
                     economy and few signs of U.S. inflation led the Federal Reserve Board (the "Fed") to ease credit--a stance that was reversed later in the year amid higher-than-expected growth rates. In the ensuing months, with no slowdown in growth, low and falling unemployment, and an increase in commodity prices, the general consensus was that it wouldn't be long before the Fed moved to raise rates, and hence yields rose significantly across the curve. Thus, the move was expected when it came, and had already im-pacted the bond market. The Fed's adoption of a post-rate hike neutral stance prompted a market rally. As the year drew to a close, strong growth and building inflationary pressures, particularly in the labor market, pushed U.S. Treasury yields higher.

                    Elsewhere in the dollar bloc, New Zealand, Canada and Aus-tralia bonds initially outperformed U.S. Treasuries, as the U.S. market sold off on strong growth. However for the remainder of the period, New Zealand and Australia underperformed the U.S., while Canadian bonds outpaced the U.S. market.

                   . Europe--Initially, coordinated cuts in interest rates,
                     generally by larger-than-expected margins, helped the Eu-ropean markets to outperform U.S. Treasuries. As the pe-riod progressed, however, a series of stronger-than-anticipated economic releases appeared across Europe and the UK; it soon became apparent that Europe was in the midst of a broad-based recovery. Bond yields rose in re-sponse to expectations that the European Central Bank would move to raise rates by half a percentage point by year end.

                   . Japan--At the start of the period, despite an extremely
                     weak economy and deflationary pressures, the Japanese bond market fell sharply following a Government announce-ment that the Trust Fund Bureau (TFB) would no longer be purchasing government bonds. This was followed by a pro-longed rally that resulted from a number of factors, in-cluding a softening of the Government position on TFB purchases and increased liquidity from the Bank of Japan. More recently, bond yields moved higher in the wake of improved economic conditions and indications that further fiscal stimulus was in the offing.

                   Performance Review

                   For the year ended December 31, 1999, the Fund generated a -1.01% aggregate total return. Over the same time period, the Fund's benchmark, the JP Morgan Global Government Bond Index (hedged into U.S. dollars), generated an aggregate total return of 0.72%.

                   The Portfolio's underperformance versus its benchmark is attributable to several factors. A move to an underweight position in Japanese bonds early in 1999 was detrimental to perfor-

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL INCOME FUND
Shareholder Letter (continued)
                   mance when that market experienced an extended rally begin-ning mid-year. Additionally, an overweighting to European bonds detracted from performance late in the period when, despite a subdued inflationary environment, the European market reacted to signs that the economy was growing at a strong pace. Finally, the UK had a negative impact on per-formance when the yield curve underwent a sharp inversion. (From March 31, 1999 through October 31, 1999, the 30-year yield remained unchanged, while the five-year yields rose 1.50%.)

                   Investment Objective

                   The Fund seeks high total return, emphasizing current in-come, and, to a lesser extent, providing opportunities for capital appreciation, primarily through investments in fixed income securities of U.S. and foreign issuers and foreign currencies.

                   Portfolio Composition

                   Top Portfolio Holdings (by currency) as of December 31,
                   1999*

                                                                  Percentage
              Bonds Denomination                                of Net Assets
              ------------------                                --------------
              United States Dollar                                   29.0%
              Euro Currency                                          28.5
              Japanese Yen                                           16.5
              Great Britain Pound                                     9.8
              Cash Equivalents                                        4.5
              Canadian Dollar                                         2.0
              Swedish Krona                                           1.7
              New Zealand Dollar                                      1.5
              Danish Krone                                            1.3
              German Mark                                             0.7

                   * Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it in-vests. References to individual securities do not consti-tute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past perfor-mance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

                   Outlook

                   We presently favor the U.S. bond market relative to the Eu-ropean bond markets. This position is based on our opinion that the U.S. is at the end of a growth cycle, while the European economies appear poised to enter a period of sus-tained growth. Although a recent 50-basis-point rate in-crease by the European Central Bank (ECB) is likely to leave rates on hold until late in the first quarter of 2000, we believe continued growth will reduce excess capac-ity. This will likely lead to further rate increases by the ECB, which in turn will place further upward pressure on yields, particularly in the shorter maturities.

                       GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL INCOME FUND

                   In Japan, we expect continuing improvement in growth, com-bined with further fiscal stimulus (in the form of a US$17 billion stimulus package), will weigh heavily on the bond market. However, we do not foresee a dramatic increase in Japanese interest rates, as the "zero interest rate" policy adopted by the Bank of Japan is likely to remain in place through much of 2000.

                   We thank you for your investment and look forward to your continued confidence.

                   Goldman Sachs Global Income Management Team

                   London, January 31, 2000

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL INCOME FUND
Performance Summary
December 31, 1999
 The following graph shows the value as of December 31, 1999, of a $10,000 in-vestment made on January 12, 1998. For comparative purposes, the performance of the Fund's benchmark (the J.P. Morgan Global Government Bond Index hedged to U.S. Dollars (the "J.P. Morgan GGB Index - $ Hedged")) is shown. This per-formance data represents past performance and should not be considered indic-ative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original costs.

 Global Income Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested January 12, 1998 to December 31, 1999

[GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL INCOME FUND'S
        LIFETIME PERFORMANCE GRAPH APPEARS HERE]

                        Global              J.P. Morgan GGB
                      Income Fund          Index - $ (Hedged)
1/12/98                 10,000                 10,000
1/31/98                  9,950                  9,993
2/98                     9,980                 10,034
3/98                    10,090                 10,099
4/98                    10,130                 10,149
5/98                    10,250                 10,276
6/98                    10,270                 10,350
7/98                    10,340                 10,416
8/98                    10,530                 10,653
9/98                    10,840                 10,925
10/98                   10,750                 10,901
11/98                   10,810                 10,978
12/98                   10,829                 10,977
1/99                    10,934                 11,088
2/99                    10,766                 10,940
3/99                    10,839                 11,040
4/99                    10,933                 11,144
5/99                    10,808                 11,077
6/99                    10,672                 10,952
7/99                    10,650                 10,929
8/99                    10,629                 10,941
9/99                    10,681                 10,997
10/99                   10,692                 11,019
11/99                   10,723                 11,056
12/99                   10,719                 11,056


                                                          Since Inception One Year
  Average Annual Total Return through December 31, 1999
  Global Income Fund (commenced January 12, 1998)                   3.59%   -1.01%
 ---------------------------------------------------------------------------------

                       GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL INCOME FUND Statement of Investments
December 31, 1999

    Principal             Interest                      Maturity
  Amount((Euro))            Rate                          Date                        Value

  Foreign Debt Obligations - 62.0%
  Canadian Dollar - 2.0%
  Government of Canada
  CAD   200,000             6.00%                      06/01/2008                   $  136,197
                                                                                    ----------
                                                                                    $  136,197
 ---------------------------------------------------------------------------------------------
  Danish Krone - 1.3%
  Kingdom of Denmark
  DKK   600,000             8.00%                      05/15/2003                   $   88,271
                                                                                    ----------
                                                                                    $   88,271
 ---------------------------------------------------------------------------------------------
  Euro Currency - 28.5%
  Federal Republic of Germany
  EUR   150,000             3.00%                      06/15/2001                   $  149,077
        400,000             4.50                       08/19/2002                      403,524
         50,000             5.25                       01/04/2008                       50,362
  General Motors Acceptance Corp.+
        100,000             5.00                       01/18/2005                      100,423
  Government of France
        100,000             4.00                       10/25/2009                       89,710
         50,000             8.50                       04/25/2023                       65,970
        150,000             5.50                       04/25/2029                      141,174
  Lehman Brothers Holdings PLC
        100,000             4.75                       07/12/2004                       96,383
  Republic of Italy
        400,000             4.50                       04/15/2001                      404,656
        100,000             4.00                       07/15/2004                       96,524
        100,000             6.50                       11/01/2027                      104,658
  Royal Bank of Scotland Group PLC
        100,000             4.88                       03/26/2009                       90,661
  Standard Chartered Bank PLC
        200,000             5.38                       05/06/2009                      183,499
                                                                                    ----------
                                                                                    $1,976,621
 ---------------------------------------------------------------------------------------------
  German Mark - 0.7%
  Citicorp
  DEM   100,000             5.50%                      06/30/2010                   $   48,811
                                                                                    ----------
                                                                                    $   48,811
 ---------------------------------------------------------------------------------------------
  Great Britain Pound - 9.8%
  Abbey National Treasury
  GBP   100,000             8.00%                      04/02/2003                   $  165,166
  GMAC Canada Ltd.
        150,000             6.50                       03/23/2004                      235,632
  United Kingdom Treasury
        100,000             8.00                       06/10/2003                      169,848
         50,000             9.00                       08/06/2012                      107,592
                                                                                    ----------
                                                                                    $  678,238
 ---------------------------------------------------------------------------------------------
  Japanese Yen - 16.5%
  Asian Development Bank
  JPY30,000,000             5.63%                      02/18/2002                   $  326,401
  European Investment Bank
     20,000,000             2.13                       09/20/2007                      204,984
  Government of Japan
     55,000,000             0.90                       12/22/2008                      499,377
  Republic of Italy
     10,000,000             3.80                       03/27/2008                      113,682
                                                                                    ----------
                                                                                    $1,144,444
 ---------------------------------------------------------------------------------------------

    Principal               Interest                    Maturity
  Amount((Euro))              Rate                        Date                        Value

  Foreign Debt Obligations - (continued)
  New Zealand Dollar - 1.5%
  Government of New Zealand
  NZD   100,000               5.50%                    04/15/2003                   $   50,050
        100,000               8.00                     11/15/2006                       54,390
                                                                                    ----------
                                                                                    $  104,440
 ---------------------------------------------------------------------------------------------
  Swedish Krona - 1.7%
  Kingdom of Sweden
  SEK 1,000,000               5.00%                    01/15/2004                   $  115,918
                                                                                    ----------
                                                                                    $  115,918
 ---------------------------------------------------------------------------------------------
  TOTAL FOREIGN DEBT OBLIGATIONS
  (Cost $4,368,003)                                                                 $4,292,940
 ---------------------------------------------------------------------------------------------
  Corporate Bonds - 11.1%
  Automotive - 2.8%
  Ford Motor Credit Corp.
    USD 200,000               6.13%                    04/28/2003                   $  193,510
                                                                                    ----------
                                                                                    $  193,510
 ---------------------------------------------------------------------------------------------
  Finance Companies - 4.2%
  Merrill Lynch Co., Inc.
  USD   100,000               6.00%                    02/12/2003                   $   96,903
  Nederlandse Waterschapsbank
        100,000               6.13                     02/13/2008                       93,592
  Textron Financial Corp.
        100,000               7.13                     12/09/2004                       98,796
                                                                                    ----------
                                                                                    $  289,291
 ---------------------------------------------------------------------------------------------
  Insurance Companies - 1.3%
  Prudential Insurance Company of America
  USD   100,000               6.38%                    07/23/2006                   $   92,490
                                                                                    ----------
                                                                                    $   92,490
 ---------------------------------------------------------------------------------------------
  Yankee Bank - 2.8%
  National Westminster Bank PLC
  USD   200,000               7.38%                    10/01/2009                   $  195,032
                                                                                    ----------
                                                                                    $  195,032
 ---------------------------------------------------------------------------------------------
  TOTAL CORPORATE BONDS
  (Cost $799,016)                                                                   $  770,323
 ---------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 17.9%
  United States Treasury Bonds
        200,000               6.75%                    08/15/2026                   $  200,938
        350,000               6.13                     11/15/2027                      325,717
  United States Treasury Notes
        200,000               5.88                     11/15/2005                      194,156
        104,083               3.63                     01/15/2008                       99,107
        300,000               4.75                     11/15/2008                      264,609
        160,000               6.00                     08/15/2009                      155,000
 ---------------------------------------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $1,273,845)                                                                 $1,239,527
 ---------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL INCOME FUND
Statement of Investments (continued)
December 31, 1999

    Principal               Interest                    Maturity
  Amount((Euro))              Rate                        Date                        Value

  Short-Term Obligation - 4.5%
  State Street Bank & Trust Euro Time Deposit
  314,000                    4.00%                     01/03/2000                   $  314,000
 ---------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATION
  (Cost $314,000)                                                                   $  314,000
 ---------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $6,754,864)                                                                 $6,616,790
 ---------------------------------------------------------------------------------------------

 ((ETheuprincipalramountoof)each)security is stated in the currency in which the bond is denominated. See below.
 CAD = Canadian Dollar
                  JPY = Japanese Yen
 DEM = German MarkNZD = New Zealand Dollar
 DKK = Danish Krone
                  SEK = Swedish Krona
 EUR = Euro Currency
                  USD = United States Dollar
 GBP = Great Britain Pound
 + Securities are exempt from registration under Rule 144A of the Securities
   Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market-value of Rule 144A securities amounted to $100,423 at December 31, 1999.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST
Report of Independent Public Accountants

 To the Shareholders and Board of Trustees of Goldman Sachs Variable Insurance Trust

 We have audited the accompanying statements of assets and liabilities of Goldman Sachs Growth and Income Fund, CORE U.S. Equity Fund, CORE Large Cap Growth Fund, CORE Large Cap Value Fund, CORE Small Cap Equity Fund, Capital Growth Fund, Mid Cap Value Fund, CORE International Equity Fund, Interna-tional Equity Fund, Short Duration Government Fund and Global Income Fund, portfolios constituting the Goldman Sachs Variable Insurance Trust (a Dela-ware Business Trust), including the statements of investments, as of December 31, 1999, and the related statements of operations and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibil-ity of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of each of the respective portfolios constituting the Goldman Sachs Variable Insurance Trust as of December 31, 1999, the results of their opera-tions, the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting princi-ples.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 February 10, 2000

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Statements of Assets and Liabilities
December 31, 1999

                             Growth and    CORE U.S. CORE Large Cap     CORE Large
                            Income Fund  Equity Fund    Growth Fund Cap Value Fund

 Assets:

  Investment in
  securities, at value
  (identified cost
  $24,295,534,
  $45,258,682,
  $18,081,525, $3,359,448,
  $11,597,770, $8,407,677,
  $22,286,159,
  $10,783,102,
  $15,741,157,
  $10,372,441, $6,754,864)  $25,820,596  $50,641,982    $24,116,907     $3,490,631
  Cash, at value                236,657      634,783        155,705             --
  Receivables:
   Investment securities
   sold                              --           --             --             --
   Dividends and interest,
   at value                      25,506       34,305         16,692          4,924
   Fund shares sold              34,518      781,912         84,488          7,894
   Forward foreign
   currency exchange
   contracts                         --           --             --             --
   Variation margin               5,100       14,019          2,553             --
   Reimbursement from
   adviser                       31,453       22,349         28,559         18,250
  Deferred organization
  expenses, net                  12,549       12,912         12,912             --
  Other assets                    7,132        2,248          3,211          2,979
 ---------------------------------------------------------------------------------
  Total assets               26,173,511   52,144,510     24,421,027      3,524,678
 ---------------------------------------------------------------------------------

 Liabilities:

  Due to Bank                        --           --             --          9,835
  Payables:
   Investment securities
   purchased                     65,450           --             --             --
   Fund shares repurchased       44,197           --             --             --
   Amounts owed to
   affiliates                    24,173       34,176         21,465         12,314
   Forward foreign
   currency exchange
   contracts                         --           --             --             --
  Accrued expenses and
  other liabilities              50,659       51,854         50,637         46,993
 ---------------------------------------------------------------------------------
  Total liabilities             184,479       86,030         72,102         69,142
 ---------------------------------------------------------------------------------

 Net Assets:

  Paid-in capital            25,409,532   45,943,218     18,109,015      3,264,958
  Accumulated
  undistributed
  (distributions in excess
  of) net investment
  income                            226           --            496             --
  Accumulated net realized
  gain (loss) on
  investments, options,
  futures and foreign
  currency related
  transactions               (1,026,678)     627,665        167,355         59,395
  Net unrealized gain
  (loss) on investments,
  options, futures and
  translation of assets
  and liabilities
  denominated in foreign
  currencies                  1,605,952    5,487,597      6,072,059        131,183
 ---------------------------------------------------------------------------------
  NET ASSETS                $25,989,032  $52,058,480    $24,348,925     $3,455,536
 ---------------------------------------------------------------------------------
  Total shares of
  beneficial interest
  outstanding, no par
  value (unlimited shares
  authorized)                 2,387,172    3,723,503      1,540,670        325,555
  Net asset value,
  offering and redemption
  price per share           $     10.89  $     13.98    $     15.80     $    10.61
 ---------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST

                                 Mid Cap Value           CORE                 Short Duration      Global
  CORE Small Cap       Capital  Fund (formerly  International  International      Government      Income
     Equity Fund   Growth Fund Mid Cap Equity)    Equity Fund    Equity Fund            Fund        Fund


     $13,034,103   $10,346,389     $21,937,557    $12,885,988    $19,870,569     $10,192,722  $6,616,790
         139,155       100,856          99,410          9,639         67,433          91,079      15,809
          15,551        20,459         614,671         38,145             --              --          --
           6,030         5,538          34,804          9,573          6,547          57,807     132,918
         278,681        21,524         239,937          2,265         15,637           3,018      30,996
              --            --              --             --          3,235              --     185,333
          33,600            --                             --        241,995           3,344          --
          45,578        29,073          26,983         38,397         41,461          11,592      32,222
          12,912        13,775          13,786             --         12,549              --      12,549
           2,292         2,442           2,324         10,016         18,794              --       2,288
 --------------------------------------------------------------------------------------------------------
      13,567,902    10,540,056      22,969,472     12,994,023     20,278,220      10,359,562   7,028,905
 --------------------------------------------------------------------------------------------------------


              --            --              --             --             --              --          --
          11,761        21,895       1,012,569             --             --              --          --
              --        11,195              --             --             --              --       3,797
          15,135        14,042          20,952         19,124         24,025          15,056      13,382
              --            --              --             --         34,097              --      37,787
          53,252        42,678          53,626         86,186         60,909          39,177      50,015
 --------------------------------------------------------------------------------------------------------
          80,148        89,810       1,087,147        105,310        119,031          54,233     104,981
 --------------------------------------------------------------------------------------------------------


      12,300,084     8,449,936      22,739,296     10,599,252     15,711,511      10,569,389   7,080,363
              --            --              --         (4,061)      (115,894)             --     (21,641)
        (330,712)       61,598        (508,392)       190,810        342,312        (114,383)   (128,713)
       1,518,382     1,938,712        (348,579)     2,102,712      4,221,260        (149,677)     (6,085)
 --------------------------------------------------------------------------------------------------------
     $13,487,754   $10,450,246     $21,882,325    $12,888,713    $20,159,189     $10,305,329  $6,923,924
 --------------------------------------------------------------------------------------------------------
       1,272,177       745,953       2,599,069      1,052,429      1,393,042       1,058,716     704,257
     $     10.60   $     14.01     $      8.42    $     12.25    $     14.47     $      9.73  $     9.83
 --------------------------------------------------------------------------------------------------------

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Statements of Operations
For the Year Ended December 31, 1999

                             Growth and   CORE U.S.
                                 Income      Equity  CORE Large Cap  CORE Large Cap
                                   Fund        Fund     Growth Fund   Value Fund(a)
  Investment income(b):
  Dividends                  $  325,084  $  221,683      $  107,786       $  42,905
  Interest                      129,131      84,721          25,129           2,536
 -----------------------------------------------------------------------------------
  Total income                  454,215     306,404         132,915          45,441
 -----------------------------------------------------------------------------------
  Expenses:
  Management fees               145,858     142,551          98,207          17,243
  Transfer agent fees            25,539      22,018          23,825          25,665
  Custodian fees                 61,045      58,263          52,693          31,915
  Registration fees                 702       1,512           1,567             884
  Professional fees              52,813      50,087          50,086          39,898
  Trustee fees                    9,268       9,268           9,269           2,044
  Amortization of deferred
  organization expenses           4,107       4,107           4,108              --
  Other                          21,504      20,877          20,331          20,600
 -----------------------------------------------------------------------------------
  Total expenses                320,836     308,683         260,086         138,249
 -----------------------------------------------------------------------------------
  Less -- expenses
  reimbursed and fees
  waived                       (145,807)   (145,768)       (147,849)       (118,542)
 -----------------------------------------------------------------------------------
  Net expenses                  175,029     162,915         112,237          19,707
 -----------------------------------------------------------------------------------
  NET INVESTMENT INCOME         279,186     143,489          20,678          25,734
 -----------------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment, option, futures and for-
  eign currency transactions:
  Net realized gain (loss)
  from:
  Investment transactions      (751,691)  1,039,589         819,457         122,667
  Options written                14,887          --              --              --
  Futures transactions          164,889     351,818         (24,451)             --
  Foreign currency related
  transactions                       38         (12)             --              --
  Net change in unrealized
  gain (loss) on:
  Investments                 1,270,255   4,070,207       4,339,428         131,183
  Futures                        80,890     104,283          36,677              --
  Translation of assets
  and liabilities
  denominated in foreign
  currencies                         --          --              --              --
 -----------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment, options,
  futures and foreign
  currency transactions:        779,268   5,565,885       5,171,111         253,850
 -----------------------------------------------------------------------------------
  NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS            $1,058,454  $5,709,374      $5,191,789       $ 279,584
 -----------------------------------------------------------------------------------

 (a) Commenced operations on April 1, 1999.
 (b) For the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity, Capital Growth, Mid Cap Value, CORE International Equity, International Equity and Global Income Funds, taxes withheld on dividends and interests were $2,996, $3,196, $2,731, $50, $18, $100, $1,139, $23,295, $24,317 and $443, respectively.
The accompanying notes are an integral part of these financial statements.

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST

                      Capital    Mid Cap Value            CORE                 Short Duration
  CORE Small Cap       Growth   Fund (formerly   International  International      Government  Global Income
     Equity Fund         Fund  Mid Cap Equity)  Equity Fund(a)    Equity Fund         Fund(a)           Fund
      $   65,007   $   49,891        $ 176,561      $  158,855     $  196,239       $      --      $      --
          12,108        9,517           78,099          13,651         34,477         464,480        329,897
 ------------------------------------------------------------------------------------------------------------
          77,115       59,408          254,660         172,506        230,716         464,480        329,897
 ------------------------------------------------------------------------------------------------------------
          46,304       47,162           90,695          69,908        138,806          41,965         56,181
          26,754       24,073           22,834          25,660         23,348          25,619         24,243
         102,232       42,059           51,296         131,397        108,151          27,219         51,334
           1,510          865              706           2,831          2,352           2,831          1,569
          50,087       49,304           49,304          39,898         49,782          39,898         52,162
           9,268        9,268            9,268           2,044          9,268           2,044          9,268
           4,108        4,107            4,107              --          4,107              --          4,107
          19,879       19,783           19,911          20,726         21,130          20,599         20,179
 ------------------------------------------------------------------------------------------------------------
         260,142      196,621          248,121         292,464        356,944         160,175        219,043
 ------------------------------------------------------------------------------------------------------------
        (204,581)    (140,027)        (140,421)       (201,868)      (183,436)       (106,765)      (153,499)
 ------------------------------------------------------------------------------------------------------------
          55,561       56,594          107,700          90,596        173,508          53,410         65,544
 ------------------------------------------------------------------------------------------------------------
          21,554        2,814          146,960          81,910         57,208         411,070        264,353
 ------------------------------------------------------------------------------------------------------------
         395,743      325,897         (347,009)        539,715      1,611,127        (110,029)      (150,774)
              --           --            8,288              --             --              --             --
          44,960           --           53,358              --         34,480          (4,354)            --
              --           --              (11)        (34,674)       (10,800)             --         (1,252)
       1,135,083    1,405,423         (236,347)      2,102,886      2,782,344        (179,719)      (303,468)
          82,049           --               --              --        102,218          30,042             --
              --           --               --            (174)        (3,196)             --        133,633
 ------------------------------------------------------------------------------------------------------------
       1,657,835    1,731,320         (521,721)      2,607,753      4,516,173        (264,060)      (321,861)
 ------------------------------------------------------------------------------------------------------------
      $1,679,389   $1,734,134        $(374,761)     $2,689,663     $4,573,381       $ 147,010      $ (57,508)
 ------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Statements of Changes in Net Assets
For the Year Ended December 31, 1999

                             Growth and    CORE U.S.  CORE Large Cap  CORE Large Cap
                            Income Fund  Equity Fund     Growth Fund   Value Fund(a)
  From operations:
  Net investment income     $   279,186  $   143,489     $    20,678      $   25,734
  Net realized gain (loss)
  on investment, options,
  futures and foreign
  currency related
  transactions                 (571,877)   1,391,395         795,006         122,667
  Net change in unrealized
  gain (loss) on
  investments, options,
  futures and translation
  of assets and
  liabilities denominated
  in foreign currencies       1,351,145    4,174,490       4,376,105         131,183
 ------------------------------------------------------------------------------------
  Net increase (decrease)
  in net assets resulting
  from operations             1,058,454    5,709,374       5,191,789         279,584
 ------------------------------------------------------------------------------------
  Distributions to share-
  holders:
  From net investment
  income                       (279,186)    (143,489)        (20,678)        (25,734)
  In excess of net
  investment income              (3,919)      (6,622)         (3,612)         (4,850)
  From net realized gain
  on investment, options,
  futures and foreign
  currency transactions              --     (524,244)             --         (58,422)
 ------------------------------------------------------------------------------------
  Total distributions to
  shareholders                 (283,105)    (674,355)        (24,290)        (89,006)
 ------------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of
  shares                     16,777,010   39,589,353      11,571,355       3,293,945
  Reinvestment of
  dividends and
  distributions                 283,104      674,354          24,167          85,892
  Cost of shares
  repurchased                (5,660,860)  (3,049,107)       (628,485)       (114,879)
 ------------------------------------------------------------------------------------
  Net increase in net
  assets resulting from
  share transactions         11,399,254   37,214,600      10,967,037       3,264,958
 ------------------------------------------------------------------------------------
  TOTAL INCREASE             12,174,603   42,249,619      16,134,536       3,455,536
 ------------------------------------------------------------------------------------
  Net assets:
  Beginning of period        13,814,429    9,808,861       8,214,389              --
 ------------------------------------------------------------------------------------
  End of period             $25,989,032  $52,058,480     $24,348,925      $3,455,536
 ------------------------------------------------------------------------------------
  Accumulated
  undistributed
  (distributions in excess
  of) net investment
  income                    $       226  $        --     $       496      $       --
 ------------------------------------------------------------------------------------
  Summary of share trans-
  actions:
  Shares sold                 1,534,847    3,061,033         883,252         327,984
  Shares issued on
  reinvestment of
  dividends and
  distributions                  26,583       50,325           1,619           8,299
  Shares repurchased           (496,142)    (246,857)        (47,422)        (10,728)
 ------------------------------------------------------------------------------------
  Total                       1,065,288    2,864,501         837,449         325,555
 ------------------------------------------------------------------------------------

 (a) Commenced operations on April 1, 1999.
The accompanying notes are an integral part of these financial statements.

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST

                                  Mid Cap Value            CORE                 Short Duration
  CORE Small Cap       Capital   Fund (formerly   International  International      Government       Global
     Equity Fund   Growth Fund  Mid Cap Equity)  Equity Fund(a)    Equity Fund         Fund(a)  Income Fund
     $    21,554   $     2,814      $   146,960     $    81,910    $    57,208     $   411,070   $  264,353
         440,703       325,897         (285,374)        505,041      1,634,807        (114,383)    (152,026)
       1,217,132     1,405,423         (236,347)      2,102,712      2,881,366        (149,677)    (169,835)
 -----------------------------------------------------------------------------------------------------------
       1,679,389     1,734,134         (374,761)      2,689,663      4,573,381         147,010      (57,508)
 -----------------------------------------------------------------------------------------------------------
         (21,554)       (2,814)        (146,960)        (64,631)       (57,208)       (411,070)    (222,866)
          (4,427)       (5,555)          (5,250)             --       (187,931)         (5,554)          --
              --      (239,526)              --        (335,571)    (1,219,801)             --      (35,447)
 -----------------------------------------------------------------------------------------------------------
         (25,981)     (247,895)        (152,210)       (400,202)    (1,464,940)       (416,624)    (258,313)
 -----------------------------------------------------------------------------------------------------------
       7,372,445     4,867,045       27,018,313      10,269,336     10,914,867      10,525,682    1,586,871
          23,889       249,170          151,832         394,437      1,464,935         413,063      254,444
        (402,880)     (615,262)     (10,364,745)        (64,521)    (6,534,776)       (363,802)    (342,856)
 -----------------------------------------------------------------------------------------------------------
       6,993,454     4,500,953       16,805,400      10,599,252      5,845,026      10,574,943    1,498,459
 -----------------------------------------------------------------------------------------------------------
       8,646,862     5,987,192       16,278,429      12,888,713      8,953,467      10,305,329    1,182,638
 -----------------------------------------------------------------------------------------------------------
       4,840,892     4,463,054        5,603,896              --     11,205,722              --    5,741,286
 -----------------------------------------------------------------------------------------------------------
     $13,487,754   $10,450,246      $21,882,325     $12,888,713    $20,159,189     $10,305,329   $6,923,924
 -----------------------------------------------------------------------------------------------------------
     $        --   $        --      $        --     $    (4,061)   $  (115,894)    $        --   $  (21,641)
 -----------------------------------------------------------------------------------------------------------
         775,824       383,533        3,033,801       1,024,244        865,376       1,052,325      155,968
           2,661        18,609           18,699          33,915        106,930          42,453       25,884
         (41,816)      (50,626)      (1,107,272)         (5,730)      (520,324)        (36,062)     (34,083)
 -----------------------------------------------------------------------------------------------------------
         736,669       351,516        1,945,228       1,052,429        451,982       1,058,716      147,769
 -----------------------------------------------------------------------------------------------------------

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Statements of Changes in Net Assets
For the Period Ended December 31, 1998(a)

                                                                    Growth and
                                                                   Income Fund
  From operations:
  Net investment income                                            $   117,677
  Net realized gain (loss) on investments, futures and foreign
   currency transactions                                              (454,763)
  Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in
   foreign currencies                                                  254,807
 ------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from operations      (82,279)
 ------------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income                                          (117,677)
  In excess of net investment income                                    (3,441)
  From net realized gain on investment transactions                         --
 ------------------------------------------------------------------------------
  Total distributions to shareholders                                 (121,118)
 ------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                                     14,318,816
  Reinvestment of dividends and distributions                          121,118
  Cost of shares repurchased                                          (522,108)
 ------------------------------------------------------------------------------
  Net increase in net assets resulting from share transactions      13,917,826
 ------------------------------------------------------------------------------
  TOTAL INCREASE                                                    13,714,429
 ------------------------------------------------------------------------------
  Net assets:
  Beginning of period                                                  100,000
 ------------------------------------------------------------------------------
  End of period                                                    $13,814,429
 ------------------------------------------------------------------------------
  Accumulated distributions in excess of net investment income     $        --
 ------------------------------------------------------------------------------
  Summary of share transactions:
  Shares sold                                                        1,362,585
  Shares issued on reinvestment of dividends and distributions          11,782
  Shares repurchased                                                   (52,483)
 ------------------------------------------------------------------------------
  TOTAL                                                              1,321,884
 ------------------------------------------------------------------------------

 (a) The Growth and Income, International Equity and Global Income Funds commenced operations on January 12, 1998; the CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds commenced operations on February 13, 1998; the Capital Growth and Mid Cap Equity Funds commenced operations on April 30, 1998 and May 1, 1998, respectively.
The accompanying notes are an integral part of these financial statements.

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST

    CORE U.S.   CORE Large Cap CORE Small Cap     Capital      Mid Cap  International      Global
  Equity Fund      Growth Fund    Equity Fund Growth Fund  Equity Fund    Equity Fund Income Fund
   $   41,873     $   10,579     $   12,998   $    9,584   $    40,774   $    20,063  $  236,855
     (236,971)      (627,651)      (771,415)     (23,325)     (223,031)       59,153      23,945
    1,313,107      1,695,954        301,250      533,289      (112,232)    1,339,894     163,750
 ------------------------------------------------------------------------------------------------
    1,118,009      1,078,882       (457,167)     519,548      (294,489)    1,419,110     424,550
 ------------------------------------------------------------------------------------------------
      (41,873)       (10,579)       (12,998)      (9,584)      (40,774)           --    (213,231)
       (1,567)        (1,864)        (1,946)      (1,046)       (2,334)           --          --
           --             --             --           --            --       (85,668)    (57,323)
 ------------------------------------------------------------------------------------------------
      (43,440)       (12,443)       (14,944)     (10,630)      (43,108)      (85,668)   (270,554)
 ------------------------------------------------------------------------------------------------
    9,097,369      7,271,607      5,329,424    3,988,296     6,990,413     9,861,289   5,338,273
       43,440         12,443         14,944       10,630        43,107        85,668     270,269
     (406,517)      (136,100)       (31,365)     (44,790)   (1,092,027)      (74,677)    (21,252)
 ------------------------------------------------------------------------------------------------
    8,734,292      7,147,950      5,313,003    3,954,136     5,941,493     9,872,280   5,587,290
 ------------------------------------------------------------------------------------------------
    9,808,861      8,214,389      4,840,892    4,463,054     5,603,896    11,205,722   5,741,286
 ------------------------------------------------------------------------------------------------
           --             --             --           --            --            --          --
 ------------------------------------------------------------------------------------------------
   $9,808,861     $8,214,389     $4,840,892   $4,463,054   $ 5,603,896   $11,205,722  $5,741,286
 ------------------------------------------------------------------------------------------------
   $       --     $       --     $       --   $       --   $        --   $   (12,690) $   (6,552)
 ------------------------------------------------------------------------------------------------
      893,251        715,088        537,211      397,752       781,599       940,178     532,484
        3,963          1,122          1,756          995         5,238         7,521      26,012
      (38,212)       (12,989)        (3,459)      (4,310)     (132,996)       (6,639)     (2,008)
 ------------------------------------------------------------------------------------------------
      859,002        703,221        535,508      394,437       653,841       941,060     556,488
 ------------------------------------------------------------------------------------------------

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                           Income from
                                    investment operations(a)       Distributions to shareholders
                                    ---------------------------    ------------------------------
                          Net asset                Net realized               In excess    From
                          value at      Net            and          From net    of net     net
                          beginning  investment     unrealized     investment investment realized
                          of period    income      gain (loss)       income     income     gain
  Growth and Income Fund
  For the year ended
  December 31, 1999        $10.45     $      0.12    $       0.44    $(0.12)    $   --    $   --
  For the period ended
  December 31, 1998(f)      10.00            0.09            0.45     (0.09)        --        --
 ------------------------------------------------------------------------------------------------
  CORE U.S. Equity Fund
  For the year ended
  December 31, 1999         11.42            0.05            2.72     (0.05)        --     (0.16)
  For the period ended
  December 31, 1998(f)      10.00            0.05            1.42     (0.05)        --        --
 ------------------------------------------------------------------------------------------------
  CORE Large Cap Growth
  Fund
  For the year ended
  December 31, 1999         11.68            0.02            4.12     (0.02)        --        --
  For the period ended
  December 31, 1998(f)      10.00            0.02            1.68     (0.02)        --        --
 ------------------------------------------------------------------------------------------------
  CORE Large Cap Value
  Fund
  For the period ended
  December 31, 1999(e)      10.00            0.09            0.81     (0.09)     (0.01)    (0.19)
 ------------------------------------------------------------------------------------------------
  CORE Small Cap Equity
  Fund
  For the year ended
  December 31, 1999          9.04            0.02            1.56     (0.02)        --        --
  For the period ended
  December 31, 1998(f)      10.00            0.02           (0.95)    (0.02)     (0.01)       --
 ------------------------------------------------------------------------------------------------
  Capital Growth Fund
  For the year ended
  December 31, 1999         11.31            0.01            3.04     (0.01)        --     (0.34)
  For the period ended
  December 31, 1998(f)      10.00            0.03            1.31     (0.03)        --        --
 ------------------------------------------------------------------------------------------------
  Mid Cap Value Fund
  For the year ended
  December 31, 1999          8.57            0.07           (0.15)    (0.07)        --        --
  For the period ended
  December 31, 1998(f)      10.00            0.07           (1.43)    (0.07)        --        --
 ------------------------------------------------------------------------------------------------
  CORE International
  Equity Fund
  For the period ended
  December 31, 1999(e)      10.00            0.08            2.56     (0.06)        --     (0.33)
 ------------------------------------------------------------------------------------------------
  International Equity
  Fund
  For the year ended
  December 31, 1999         11.91            0.07            3.66     (0.07)     (0.13)    (0.97)
  For the period ended
  December 31, 1998(f)      10.00            0.02            1.98       --          --     (0.09)
 ------------------------------------------------------------------------------------------------
  Short Duration
  Government Fund
  For the period ended
  December 31, 1999(e)      10.00            0.41           (0.27)    (0.41)        --        --
 ------------------------------------------------------------------------------------------------
  Global Income Fund
  For the year ended
  December 31, 1999         10.32            0.39           (0.50)    (0.33)        --     (0.05)
  For the period ended
  December 31, 1998(f)      10.00            0.45            0.38     (0.40)        --     (0.11)
 ------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
 (c) Annualized.
 (d) Not annualized.
 (e) CORE Large Cap Value, CORE International Equity and Short Duration Government commenced operations on April 1, 1999.
 (f) Growth and Income, International Equity and Global Income commenced operations on January 12, 1998; CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity commenced operations on February 13, 1998; Capital Growth and Mid Cap Value commenced operations on April 30, 1998 and May 1, 1998, respectively.
The accompanying notes are an integral part of these financial statements.

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST

                                                                       Ratios assuming no
                                                                    voluntary waiver of fees
                                                                     or expense limitations
                                                                    ------------------------
                                        Net
     Net                              assets              Ratio of               Ratio of
   increase                           at end   Ratio of     net      Ratio of       net
  (decrease)   Net asset                of       net     investment    net      investment
    in net      value,                period   expenses    income    expenses  income (loss) Portfolio
    asset       end of     Total        (in   to average to average to average  to average   turnover
    value       period   return(b)     000s)  net assets net assets net assets  net assets     rate
     $0.44      $10.89      5.41%     $25,989    0.90%      1.44%      1.65%        0.69%       121%
      0.45       10.45      5.47(d)    13,814    0.90(c)    1.85(c)    2.69(c)      0.06(c)      88(d)
 -----------------------------------------------------------------------------------------------------
      2.56       13.98     24.30       52,058    0.80       0.70       1.52        (0.02)        70
      1.42       11.42     14.73(d)     9,809    0.80(c)    0.70(c)    2.83(c)     (1.33)(c)     75(d)
 -----------------------------------------------------------------------------------------------------
      4.12       15.80     35.42       24,349    0.80       0.15       1.85        (0.90)        70
      1.68       11.68     16.99(d)     8,214    0.80(c)    0.20(c)    2.87(c)     (1.87)(c)     69(d)
 -----------------------------------------------------------------------------------------------------
      0.61       10.61      8.99(d)     3,456    0.80(c)    1.04(c)    5.61(c)     (3.77)(c)     48(d)
 -----------------------------------------------------------------------------------------------------
      1.56       10.60     17.54       13,488    0.90       0.35       4.22        (2.97)       101
     (0.96)       9.04     (9.30)(d)    4,841    0.90(c)    0.30(c)    3.92(c)     (2.72)(c)     74(d)
 -----------------------------------------------------------------------------------------------------
      2.70       14.01     27.13       10,450    0.90       0.04       3.13        (2.19)        34
      1.31       11.31     13.40(d)     4,463    0.90(c)    0.42(c)    4.92(c)     (3.60)(c)     20(d)
 -----------------------------------------------------------------------------------------------------
     (0.15)       8.42     (0.95)      21,882    0.95       1.30       2.19         0.06        103
     (1.43)       8.57    (13.56)(d)    5,604    0.95(c)    1.74(c)    4.79(c)     (2.10)(c)     38(d)
 -----------------------------------------------------------------------------------------------------
      2.25       12.25     26.64(d)    12,889    1.10(c)    1.00(c)    3.55(c)     (1.45)(c)     97(d)
 -----------------------------------------------------------------------------------------------------
      2.56       14.47     31.85       20,159    1.25       0.41       2.57        (0.91)        87
      1.91       11.91     20.07(d)    11,206    1.25(c)    0.23(c)    2.97(c)     (1.49)(c)     76(d)
 -----------------------------------------------------------------------------------------------------
     (0.27)       9.73      1.41(d)    10,305    0.70(c)    5.39(c)    2.10(c)      3.99(c)     152(d)
 -----------------------------------------------------------------------------------------------------
     (0.49)       9.83     (1.01)       6,924    1.05       4.23       3.51         1.77        200
      0.32       10.32      8.29(d)     5,741    1.05(c)    4.59(c)    3.30(c)      2.34(c)     203(d)
 -----------------------------------------------------------------------------------------------------

 Variable Insurance Trust--Tax Information (unaudited)

   For the year ended December 31, 1999, 100.0%, 26.94%, 100.0%, 32.60%,
 100.0%, 38.44% and 100.0% of the dividends paid from net investment income by the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity, Capital Growth and Mid Cap Value Funds respec-tively, qualify for the dividends received deduction available to corpora-tions.

   Pursuant to Section 852 of the Internal Revenue Code, CORE U.S. Equity, Cap-ital Growth and International Equity Funds designate $387,214, $157,845 and $592,901 as a capital gain dividend for its year ended December 31, 1999.

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Notes to Financial Statements
December 31, 1999
 1. ORGANIZATION

 Goldman Sachs Variable Insurance Trust (the "Trust") is a Delaware business trust registered under the Investment Company Act of 1940, as amended ("the Act") as an open-end, management investment company. The Trust includes Goldman Sachs Growth and Income Fund ("Growth and Income"), Goldman Sachs CORE U.S. Equity Fund ("CORE U.S. Equity"), Goldman Sachs CORE Large Cap Growth Fund ("CORE Large Cap Growth"), Goldman Sachs CORE Large Cap Value Fund ("CORE Large Cap Value"), Goldman Sachs CORE Small Cap Equity Fund ("CORE Small Cap Equity"), Goldman Sachs Capital Growth Fund ("Capital Growth"), Goldman Sachs Mid Cap Value Fund ("Mid Cap Value") (formerly Mid Cap Equity), Goldman Sachs CORE International Equity Fund ("CORE Interna-tional Equity") Goldman Sachs International Equity Fund ("International Equi-ty"), Goldman Sachs Short Duration Government Fund ("Short Duration Government") and Goldman Sachs Global Income Fund ("Global Income"), collec-tively, "the Funds" or individually a "Fund". Each Fund, except the Global Income Fund, is diversified under the Act. The Global Income Fund is a "non-diversified" Fund under the Act.
   Shares of the Trust may be purchased and held by separate accounts of par-ticipating life insurance companies for the purpose of funding variable annu-ity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make es-timates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt secu-rities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which accurate quota-tions are not readily available, are valued at fair value using methods ap-proved by the Board of Trustees.

 B. Securities Transactions and Investment Income -- Securities transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date. Dividends for which the fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is determined on the basis of interest accrued, premium amortized and discount earned. Growth and Income, Short Duration Government and Global Income do not amor-tize market premiums. In addition, it is the Funds' policy to accrue for es-timated capital gains taxes on foreign securities held by the Funds, which are subject to such taxes.

 C. Foreign Currency Translations -- Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valu-ations, other assets and liabilities initially expressed in foreign curren-cies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments,

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST
 income and expenses are converted into U.S. dollars based upon currency ex-change rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign currency exchange gains and losses from the sale and holdings of foreign currencies and sale of investments (for fixed income only); (ii) gains and losses between trade date and settlement date on in-vestment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest and dividend recorded and the amounts actually received.

 D. Mortgage Dollar Rolls -- Global Income and Short Duration Government may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the in-terest earned on the cash proceeds of the securities sold until the settle-ment date of the forward purchase. The Fund will hold and maintain in a segregated account, until the settlement date, cash, liquid assets or high-grade debt securities in an amount equal to the forward purchase price. For financial reporting and tax reporting purposes, the Fund treats mortgage dol-lar rolls as two separate transactions; one involving the purchase of a secu-rity and a separate transaction involving a sale.

 E. Federal Taxes -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax- exempt income to its shareholders. Accordingly, no federal tax pro-visions are required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of a portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, de-pending on the type of book/tax differences that may exist as well as timing differences.
   As of December 31, 1999, the following Funds had capital loss carryforwards for U.S. federal tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

                                            Year of
  Fund                             Amount  Expiration
 ----------------------------------------------------
  Growth and Income Fund          $599,984 2006-2007
 ----------------------------------------------------
  CORE Small Cap Equity Fund       198,691      2006
 ----------------------------------------------------
  Mid Cap Value Fund               149,174 2006-2007
 ----------------------------------------------------
  Short Duration Government Fund    82,910      2007
 ----------------------------------------------------
  Global Income Fund               136,949      2007
 ----------------------------------------------------

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Notes to Financial Statements (continued)
December 31, 1999
   At December 31, 1999 the Funds' aggregate unrealized gains and losses based on cost for federal income tax purposes was as follows:

                                           Gross      Gross        Net
                                         Unrealized Unrealized Unrealized
  Fund                        Tax Cost      Gain       Loss    Gain (Loss)
 -------------------------------------------------------------------------
  Growth and Income          $24,559,773 $2,502,777 $1,241,954 $1,260,823
 -------------------------------------------------------------------------
  CORE U.S. Equity            45,299,571  6,847,470  1,505,059  5,342,411
 -------------------------------------------------------------------------
  CORE Large Cap Growth       18,099,962  6,641,236    624,291  6,016,945
 -------------------------------------------------------------------------
  CORE Large Cap Value         3,359,464    366,552    235,385    131,167
 -------------------------------------------------------------------------
  CORE Small Cap Equity       11,647,743  2,075,941    689,581  1,386,360
 -------------------------------------------------------------------------
  Capital Growth               8,414,741  2,272,926    341,278  1,931,648
 -------------------------------------------------------------------------
  Mid Cap Value               22,495,722    978,495  1,536,660   (558,165)
 -------------------------------------------------------------------------
  CORE International Equity   10,793,723  2,580,234    487,969  2,092,265
 -------------------------------------------------------------------------
  International Equity        15,756,974  4,501,908    388,313  4,113,595
 -------------------------------------------------------------------------
  Short Duration Government   10,373,872      1,485    182,635   (181,150)
 -------------------------------------------------------------------------
  Global Income                6,758,186    152,785    294,181   (141,396)
 -------------------------------------------------------------------------

 F. Deferred Organization Expenses -- Organization-related costs are being am-ortized on a straight-line basis over a period of five years (with the excep-tion of those funds which commenced operations in 1999).
   The deferred organization costs for Growth and Income, International Equity and Global Income Funds each have an unamortized period remaining through January 12, 2003; the CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds each have an unamortized period remaining through February 13, 2003; the Capital Growth and Mid Cap Value Funds have an unamortized pe-riod remaining through April 30, 2003 and May 1, 2003, respectively.

 G. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual portfolio of the Trust are generally allocated to the port-folios on a straight-line or pro rata basis depending upon the nature of the expense.

 H. Segregation Transactions -- As set forth in the prospectus, certain Funds may enter into derivative transactions to seek to increase total return. For-ward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when issued securities and forward commitments are ex-amples of such transactions. As a result of entering into those transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement (the "Agreement"), Goldman Sachs Asset Management ("GSAM"), a separate unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser for Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity, Capital Growth, Mid Cap Value, CORE International Equity and Short Duration Government Funds. Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs, serves as the investment adviser for International Equity and Global Income. Under the Agreement, the advisers, subject to the general supervision of the Trust's Board of Trustees, manage the Funds' portfolios (GSAM and GSAMI are each re-ferred to herein as the "investment adviser"). As compensation for the serv-ices rendered pursuant to the Agreement, the assumption of the expenses related thereto

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST
 and administering the Funds' business affairs, including providing facili-ties, the adviser is entitled to a fee, computed daily and payable monthly at an annual rate of the average daily net assets as follows:

  Fund                                Fee
 ------------------------------------------
  Growth and Income Fund              0.75%
 ------------------------------------------
  CORE U.S. Equity Fund               0.70
 ------------------------------------------
  CORE Large Cap Growth Fund          0.70
 ------------------------------------------
  CORE Large Cap Value Fund           0.70
 ------------------------------------------
  CORE Small Cap Equity Fund          0.75
 ------------------------------------------
  Capital Growth Fund                 0.75
 ------------------------------------------
  Mid Cap Value Fund                  0.80
 ------------------------------------------
  CORE International Equity Fund      0.85
 ------------------------------------------
  International Equity Fund           1.00
 ------------------------------------------
  Short Duration Government Fund      0.55
 ------------------------------------------
  Global Income Fund                  0.90
 ------------------------------------------

   The advisers have voluntarily agreed to limit certain "Other Expenses" of the Funds (excluding management fees, taxes, interest, brokerage fees, liti-gation and indemnification and other extraordinary expenses) to the extent that such expenses exceed .15%, .10%, .10%, .10%, .15%, .15%, .15%, .25%,
 .25%, .15% and .15% of the average daily net assets of Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity, Capital Growth, Mid Cap Value, CORE International Equity, Interna-tional Equity, Short Duration Government and Global Income, respectively.
   For the year ended December 31, 1999, the adviser has voluntarily agreed to reimburse other expenses and the Funds have entered into expense offset ar-rangements with the custodian resulting in a reduction in expenses as follows (amounts in thousands):

                                                       Transfer
                                           Custody Fee Agent Fee
  Fund                       Reimbursement  Reduction   Waiver   Total
 ---------------------------------------------------------------------
  Growth and Income              $129          $ 2        $15    $146
 ---------------------------------------------------------------------
  CORE U.S. Equity                129            2         15     146
 ---------------------------------------------------------------------
  CORE Large Cap Growth           131            2         15     148
 ---------------------------------------------------------------------
  CORE Large Cap Value            108           --         11     119
 ---------------------------------------------------------------------
  CORE Small Cap Equity           188            2         15     205
 ---------------------------------------------------------------------
  Capital Growth                  123            2         15     140
 ---------------------------------------------------------------------
  Mid Cap Value                   123            2         15     140
 ---------------------------------------------------------------------
  CORE International Equity       191           --         11     202
 ---------------------------------------------------------------------
  International Equity            166            2         15     183
 ---------------------------------------------------------------------
  Short Duration Government        96           --         11     107
 ---------------------------------------------------------------------
  Global Income                   136            2         15     153
 ---------------------------------------------------------------------

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Notes to Financial Statements (continued)
December 31, 1999
   Goldman Sachs also serves as the transfer agent of the Funds and has volun-tarily waived its fees. Goldman Sachs may discontinue or modify this waiver in the future at its discretion. Goldman Sachs serves as the distributor of each Fund's shares at no cost to the Funds.
 At December 31, 1999, the amounts owed to affiliates were as follows (in thousands):

                                        Transfer
                             Management  Agent
  Fund                          Fees      Fees   Total
 -----------------------------------------------------
  Growth and Income             $16       $ 8     $24
 -----------------------------------------------------
  CORE U.S. Equity               26         8      34
 -----------------------------------------------------
  CORE Large Cap Growth          13         8      21
 -----------------------------------------------------
  CORE Large Cap Value            2        10      12
 -----------------------------------------------------
  CORE Small Cap Equity           7         8      15
 -----------------------------------------------------
  Capital Growth                  6         8      14
 -----------------------------------------------------
  Mid Cap Value                  13         8      21
 -----------------------------------------------------
  CORE International Equity       9        10      19
 -----------------------------------------------------
  International Equity           16         8      24
 -----------------------------------------------------
  Short Duration Government       5        10      15
 -----------------------------------------------------
  Global Income                   5         8      13
 -----------------------------------------------------

   As of December 31, 1999, Goldman Sachs was the beneficial owner of 14%, 33%, 92%, 39%, 41%, 95%, 61%, 94% and 77% of the outstanding shares of the CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity, Capital Growth, CORE International Equity, International Equity, Short Duration Government and Global Income, respectively.

 4. PORTFOLIO SECURITY TRANSACTIONS

 Purchases and proceeds of sales or maturities of long-term securities for the year ended December 31, 1999, were as follows:

                                                       Sales or     Sales or Maturities
                 Purchases of        Purchases       Maturities of    (excluding U.S.
                U.S. Government   (excluding U.S.   U.S. Government   Government and
                  and agency      Government and      and agency          agency
                  obligations   agency obligations)   obligations      obligations)
 --------------------------------------------------------------------------------------
 Growth and
Income            $        --       $29,443,106       $        --       $20,524,300
 --------------------------------------------------------------------------------------
 CORE U.S. Eq-
uity                       --        43,428,985                --        13,850,359
 --------------------------------------------------------------------------------------
 CORE Large
Cap Growth                 --        19,108,541                --         9,519,263
 --------------------------------------------------------------------------------------
 CORE Large
Cap Value                  --         4,836,395                --         1,599,615
 --------------------------------------------------------------------------------------
 CORE Small
Cap Equity                 --        11,119,301                --         6,251,391
 --------------------------------------------------------------------------------------
 Capital
Growth                     --         6,432,230                --         2,096,962
 --------------------------------------------------------------------------------------
 Mid Cap Value             --        27,631,952                --        10,392,146
 --------------------------------------------------------------------------------------
 CORE Interna-
tional Equity              --        20,947,358                --        10,704,104
 --------------------------------------------------------------------------------------
 International
Equity                     --        13,958,020                --        11,507,397
 --------------------------------------------------------------------------------------
 Short Dura-
tion Govern-
ment               22,793,313         3,042,138        15,035,246           507,143
 --------------------------------------------------------------------------------------
 Global Income      2,865,744        10,246,731         3,380,745         8,160,603
 --------------------------------------------------------------------------------------

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST

 Option Accounting Principles -- When the Funds write call or put options, an amount equal to the premium received is recorded as an asset and as an equiv-alent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written op-tion expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exer-cised, the Funds realize a gain or loss from the sale of the underlying secu-rity, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Funds pur-chase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds en-ter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a pur-chased put option, the Funds will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.
   For the year ended December 31, 1999, written call option transactions in Growth and Income were as follows:

                                           Number of  Premium
 Written Options                           Contracts  Received
 --------------------------------------------------------------
 Balance outstanding at beginning of year         --        --
 Options written                                  69  $ 14,887
 Options expired                                 (51)  (12,167)
 Options assigned                                (18)   (2,720)
 --------------------------------------------------------------
 BALANCE OUTSTANDING, END OF YEAR                 --  $     --
 --------------------------------------------------------------

   For the year ended December 31, 1999, written call option transactions in Mid Cap Value were as follows:

                                                      Number of  Premium
 Written Options                                      Contracts  Received
 -------------------------------------------------------------------------
 Balance outstanding at beginning of year                    --        --
 Options written                                             39   $10,747
 Options expired                                             (7)   (2,127)
 Options assigned                                            (7)   (3,742)
 Options terminated in closing purchase transactions        (25)   (4,878)
 -------------------------------------------------------------------------
 BALANCE OUTSTANDING, END OF YEAR                            --   $    --
 -------------------------------------------------------------------------

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Notes to Financial Statements (continued)
December 31, 1999
 Forward Foreign Currency Exchange Contracts -- CORE International Equity, In-ternational Equity, Global Income, Growth and Income, Capital Growth and Mid Cap Value may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or port-folio positions. CORE International Equity, International Equity and Global Income may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable trans-lation rates. The Funds record realized gains or losses at the time the for-ward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these con-tracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
   At December 31, 1999, International Equity had outstanding forward foreign currency exchange contracts as follows:

                                     Value on
  Open Forward Foreign Currency     Settlement  Current   Unrealized Unrealized
  Purchase Contracts                   Date      Value       Gain       Loss
 ------------------------------------------------------------------------------
  Euro Currency expiring 1/26/2000  $  108,400 $  104,706     $   --    $ 3,694
 ------------------------------------------------------------------------------
  TOTAL OPEN FORWARD FOREIGN
  CURRENCY PURCHASE
  CONTRACTS                         $  108,400 $  104,706     $   --    $ 3,694
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
                                     Value on
  Open Forward Foreign Currency     Settlement  Current   Unrealized Unrealized
  Sale Contracts                       Date      Value       Gain       Loss
 ------------------------------------------------------------------------------
  Japanese Yen expiring 2/17/2000   $1,862,703 $1,869,008     $1,100    $ 7,405
  Euro Currency expiring 3/15/2000      11,386     11,451         --         65
  Hong Kong Dollars expiring
  6/8/2000                             544,469    544,425         44         --
 ------------------------------------------------------------------------------
  TOTAL OPEN FORWARD FOREIGN
  CURRENCY SALE
  CONTRACTS                         $2,418,558 $2,424,884     $1,144    $ 7,470
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
  Closed but Unsettled               Purchase     Sale     Realized   Realized
  Forward Currency Contracts          Value      Value       Gain       Loss
 ------------------------------------------------------------------------------
  Euro Currency expiring 1/26/2000  $   63,153 $   64,062     $  909    $    --
  Euro Currency expiring 1/26/2000     312,600    311,756         --        844
  Euro Currency expiring 1/26/2000     421,000    422,182      1,182         --
  Euro Currency expiring 3/15/2000     881,000    869,614         --     11,386
  Japanese Yen expiring 2/17/2000      862,000    851,297         --     10,703
 ------------------------------------------------------------------------------
  TOTAL CLOSED BUT UNSETTLED
  FORWARD FOREIGN CURRENCY
  CONTRACTS                         $2,539,753 $2,518,911     $2,091    $22,933
 ------------------------------------------------------------------------------

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST
   At December 31, 1999, Global Income had outstanding forward foreign cur-rency exchange contracts as follows:

                                     Value on
  Open Foreign Currency             Settlement  Current   Unrealized Unrealized
  Purchase Contracts                   Date      Value       Gain       Loss
 ------------------------------------------------------------------------------
  Australian Dollars expiring
  3/23/2000                         $  172,000 $  177,649   $  5,649    $    --
  Canadian Dollars expiring
  2/29/2000                            117,724    120,164      2,440         --
  Swedish Krona expiring 3/16/2000      38,482     38,042         --        440
 ------------------------------------------------------------------------------
  TOTAL OPEN FOREIGN CURRENCY
  PURCHASE CONTRACTS                $  328,206 $  335,855   $  8,089    $   440
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
                                     Value on
  Open Foreign Currency             Settlement  Current   Unrealized Unrealized
  Sale Contracts                       Date      Value       Gain       Loss
 ------------------------------------------------------------------------------
  Danish Krones expiring 1/21/2000  $   97,727 $   91,738   $  5,989    $    --
  Euros expiring 1/26/2000           2,128,427  1,978,375    150,052         --
  Euros expiring 3/6/2000              267,000    267,469         --        469
  British Pounds expiring 5/2/2000     622,580    627,802         --      5,222
  Japanese Yen expiring 2/17/2000    1,553,373  1,577,774      1,554     25,955
  New Zealand Dollar expiring
  10/18/2000                           106,599    108,252         --      1,653
 ------------------------------------------------------------------------------
  TOTAL OPEN FOREIGN CURRENCY SALE
  CONTRACTS                         $4,775,706 $4,651,410   $157,595    $33,299
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
  Closed but Unsettled               Purchase     Sale     Realized   Realized
  Forward Currency Contracts          Value      Value       Gain       Loss
 ------------------------------------------------------------------------------
  Euros expiring 1/26/2000          $  993,017 $1,012,666   $ 19,649    $    --
  Euros expiring 2/17/2000             170,000    168,149         --      1,851
  Euros expiring 3/15/2000             170,000    167,803         --      2,197
 ------------------------------------------------------------------------------
  TOTAL CLOSED BUT UNSETTLED
  FORWARD CURRENCY CONTRACTS        $1,333,017 $1,348,618   $ 19,649    $ 4,048
 ------------------------------------------------------------------------------

   The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The mea-surement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At December 31, 1999, International Equity and Global Income had sufficient cash and/or secu-rities to cover any commitments under these contracts.
   The International Equity and Global Income Funds have recorded a "Receiv-able for forward foreign currency exchange contracts" and "Payable for for-ward foreign currency exchange contracts" resulting from "open" and "closed but unsettled" forward foreign currency exchange contracts of $3,235 and $34,097 and $185,333 and $37,787, respectively, in the accompanying State-ments of Assets and Liabilities.

 Futures Contracts -- The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return.
   Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Funds daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Notes to Financial Statements (continued)
December 31, 1999
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the under-lying securities. This risk may decrease the effectiveness of the Funds' strategies and potentially result in a loss.
   At December 31, 1999 the following Futures contracts were open as follows:

                                             Number of
                                             Contracts   Settlement   Market     Unrealized
  Fund           Type                       Long (Short)   Month       Value     Gain (Loss)
 -------------------------------------------------------------------------------------------
  Growth and
   Income        S&P 500 Index                    6      March 2000 $ 2,226,300   $ 80,890
 -------------------------------------------------------------------------------------------
  CORE U.S.
   Equity        S&P 500 Index                   16      March 2000 $ 5,936,800   $104,283
 -------------------------------------------------------------------------------------------
  CORE Large
   Cap Growth    S&P 500 Index                    3      March 2000 $ 1,113,150   $ 36,677
 -------------------------------------------------------------------------------------------
  CORE Small
   Cap Equity    Russell 2000 Index               7      March 2000 $ 1,784,825   $ 82,049
 -------------------------------------------------------------------------------------------
  International
   Equity        TOPIX Index                      8      March 2000 $ 1,340,511   $ 58,138
                 DAX 30 Index                     2      March 2000     353,932     37,587
                 FTSE 100 Index                   2      March 2000     225,399      6,493
 -------------------------------------------------------------------------------------------
                                                                    $ 1,919,842   $102,218
 -------------------------------------------------------------------------------------------
  Short
   Duration
   Government    2 Year U.S. Treasury Note       24      March 2000 $ 4,766,625   $(27,896)
                 5 Year U.S. Treasury Note       (7)     March 2000    (686,109)     9,489
                 10 Year U.S. Treasury Note      (5)     March 2000    (479,297)    10,360
                 20 Year U.S. Treasury Bond     (11)     March 2000  (1,000,312)    38,089
 -------------------------------------------------------------------------------------------
                                                                    $ 2,600,907   $ 30,042
 -------------------------------------------------------------------------------------------

   For the period ended December 31, 1999, the Trust paid Goldman Sachs ap-proximately $11,000 of brokerage commissions from portfolio transactions.

 5. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Funds' custodian.

 6. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Funds, together with other registered investment companies having manage-ment agreements with GSAM or their affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
   At December 31, 1999, Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap, Mid Cap Value and Short Duration Government had undi-vided interests in the repurchase agreements in the following joint account which equaled $3,400,000, $6,100,000, $1,200,000, $1,800,000, $1,300,000 and
 $200,000, respectively, in principal amount. At December 31, 1999, the fol-lowing repurchase agreements held in this joint account were fully collater-alized by Federal Agency obligations.

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST

                              Principal   Interest   Maturity    Amortized
 Repurchase Agreements          Amount      Rate       Date         Cost
 ----------------------------------------------------------------------------
 Banc of America Securities  $700,000,000     3.10% 01/03/2000 $  700,000,000
 ----------------------------------------------------------------------------
 Chase Manhattan Bank         340,000,000     3.15  01/03/2000    340,000,000
 ----------------------------------------------------------------------------
 Morgan Stanley & Co.         501,500,000     3.25  01/03/2000    501,500,000
 ----------------------------------------------------------------------------
 TOTAL JOINT REPURCHASE
AGREEMENT ACCOUNT II                                           $1,541,500,000
 ----------------------------------------------------------------------------

 7. LINE OF CREDIT FACILITY

 The Funds participated in a $250,000,000 uncommitted, unsecured revolving line of credit facility which was terminated on April 30, 1999. Under the most restrictive arrangement, each Fund must have owned securities having a market value in excess of 300% of the total bank borrowings. Effective April 30, 1999, the Funds now participate in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a mar-ket value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment which has not been utilized. During the year ended December 31, 1999, the Funds did not have any borrowings under any of these facilities.

 8. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, Growth and Income has reclas-sified $4,107 and $38 from paid in capital and accumulated net realized loss, respectively, to accumulated undistributed net investment income. CORE U.S. Equity has reclassified $4,107 and $2,515 from paid in capital and accumu-lated net realized gain, respectively, to accumulated undistributed net in-vestment income. CORE Large Cap Growth has reclassified $4,108 from paid in capital to accumulated undistributed net investment income. CORE Large Cap Value has reclassified $4,850 from accumulated net realized gain to accumu-lated undistributed net investment income. CORE Small Cap Equity has reclas-sified $4,427 from paid in capital to accumulated undistributed net investment income. Capital Growth has reclassified $4,107 and $1,448 from paid in capital and accumulated net realized gain, respectively, to accumu-lated undistributed net investment income. Mid Cap Value has reclassified $5,250 and $11 to accumulated undistributed net investment income and accumu-lated net realized loss, respectively, from paid in capital. CORE Interna-tional Equity has reclassified $21,340 from accumulated undistributed net investment income to accumulated net realized gain. International Equity has reclassified $4,107 and $80,620 from paid in capital and accumulated net re-alized gain, respectively, to accumulated undistributed net investment in-come. Short Duration Government reclassified $5,554 from paid in capital to accumulated undistributed net investment income. Global Income has reclassi-fied $4,040 and $56,576 from paid in capital and accumulated undistributed net investment income, respectively to accumulated net realized loss. These reclassifications have no impact on the net asset values of each Fund and are designed to present each Fund's capital accounts on a tax basis.

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Notes to Financial Statements (continued)
December 31, 1999
 9. CHANGE IN INDEPENDENT AUDITORS

 On October 26, 1999 the Board of Trustees of the Funds, upon the recommenda-tion of the Board's audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Funds' independent auditors to Ernst & Young LLP. For the fiscal years ended December 31, 1999 and December 31, 1998, Ar-thur Andersen LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and Arthur Andersen LLP on accounting principles or prac-tices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their report.

 10. OTHER MATTERS

 On February 3, 2000, the Board of Trustees of the CORE International Equity and Short Duration Government Funds approved liquidation and termination of such Funds, subject to all annuity contract owners exchanging or being for-mally substituted out of such Funds.

                            TRUSTEES              OFFICERS
                            Ashok N. Bakhru,      Douglas C. Grip, President
                            Chairman              Jesse Cole, Vice President
                            David B. Ford         James A Fitzpatrick, Vice
                            Douglas C. Grip       President
                            John P. McNulty       Nancy L. Mucker, Vice
                            Mary P. McPherson     President
                            Alan A. Shuch         John M. Perlowski, Treasurer
                            Jackson W. Smart,     Adrien Deberghes, Assistant
                            Jr.                   Treasurer
                            William H.            Philip V. Giuca, Jr.,
                            Springer              Assistant Treasurer
                            Richard P. Strubel    Michael J. Richman,
                                                  Secretary
                                                  Howard B. Surloff, Assistant
                                                  Secretary
                                                  Valerie A. Zondorak,
                                                  Assistant Secretary

                            GOLDMAN SACHS & CO.
                            Distributor and Transfer Agent
                            GOLDMAN SACHS ASSET MANAGEMENT
                            Investment Adviser
                            GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
                            133 Peterborough Court
                            London, England EC4A 2BB

                                                  Toll Free (in U.S.): 800-
                                                  292-4726


                            This report is prepared for the
                            general information of contract
                            owners and is not an offer of
                            shares of the Goldman Sachs
                            Variable Insurance Trust: Growth
                            and Income, CORE U.S. Equity,
                            CORE Large Cap Growth, CORE Large
                            Cap Value, CORE Small Cap Equity,
                            Capital Growth, Mid Cap Value,
                            CORE International Equity,
                            International Equity, Short
                            Duration Government, and Global
                            Income Funds.

                            This material is not authorized
                            for distribution to prospective
                            investors unless preceded or
                            accompanied by a current
                            Prospectus which contains facts
                            concerning the Fund's objectives,
                            policies, management, expenses
                            and other information.

                            (C) Copyright 1999 Goldman, Sachs & Co. All rights reserved. Date of first use: August 13, 1999